                                                    Prospectus dated May 1, 2009

                             (JOHN HANCOCK (R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Venture Vision(R) Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in VENTURE VISION(R) deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture Vision(R) Variable Annuity Contract for the name of your issuing Company. Effective April 3, 2009, the Contracts are no longer offered for sale.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK TRUST
500 Index Trust(1)
Active Bond Trust(1)
All Cap Core Trust(1)
All Cap Growth Trust(1)
All Cap Value Trust(1)
American Asset Allocation Trust(2)
American Blue Chip Income & Growth Trust(1)
American Bond Trust
American Fundamental Holdings Trust
American Global Diversification Trust
American Global Growth Trust
American Global Small Capitalization Trust
American Growth Trust
American Growth-Income Trust(3)
American High-Income Bond Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Allocation Trust
Core Allocation Plus Trust
Core Balanced Trust
Core Bond Trust(1)
Core Disciplined Diversification
Core Fundamental Holdings
Core Global Diversification
Core Strategy Trust(4)
Disciplined Diversification Trust
Emerging Small Company Trust(1)
Equity-Income Trust(5)
Financial Services Trust
Franklin Templeton Founding Allocation Trust
Fundamental Value Trust(6)
Global Trust(1)
Global Allocation Trust
Global Bond Trust
Health Sciences Trust
High Income Trust
High Yield Trust
International Core Trust
International Equity Index Trust A(1)
International Opportunities Trust
International Small Cap Trust
International Value Trust
Investment Quality Bond Trust
Large Cap Trust(1)
Large Cap Value Trust(1)
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust(1)
Mid Cap Intersection Trust
Mid Cap Stock Trust
Mid Value Trust(1,7)
Money Market Trust
Natural Resources Trust
Optimized All Cap Trust(1)
Optimized Value Trust(1)


Overseas Equity(8)


Pacific Rim Trust
Real Estate Securities Trust
Real Return Bond Trust(1)
Science & Technology Trust


Small Cap Growth Trust(9)


Small Cap Index Trust(1)
Small Cap Opportunities Trust
Small Cap Value Trust


Small Company Value Trust(10)


Strategic Bond Trust
Strategic Income Trust(1)
Total Return Trust
Total Stock Market Index Trust(1)
U.S. Government Securities Trust
U.S. High Yield Bond Trust(1)
Utilities Trust(1)
Value Trust


BLACKROCK VARIABLE SERIES FUNDS, INC.(11)


BlackRock Basic Value V. I. Fund
BlackRock Value Opportunities V. I. Fund
BlackRock Global Allocation V. I. Fund

PIMCO VARIABLE INSURANCE TRUST

PIMCO VIT All Asset Portfolio

(1) Not available with Venture Vision(R) Contracts issued on or after February 12, 2007 and later.

(2)  Successor to "Income & Value Trust."

(3)  Successor to "U.S. Large Cap Trust."

(4)  Formerly "Index Allocation Trust."

(5)  Successor to "Classic Value Trust."

(6)  Successor to "Core Equity Trust" and "U.S. Core Trust."

(7)  Successor to "Mid Cap Value Trust."


(8) Not available with Venture Vision(R) Contracts issued on or after May 1, 2006, and later.



(9)  Successor to "Emerging Growth Trust," and "Small Cap Trust."



(10) Successor to "Small Company Trust."



(11) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9505
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505
(617) 663-3000 or           www.jhannuities.com
(800) 344-1029

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS....................................................      1
II. OVERVIEW....................................................................      5
III. FEE TABLES.................................................................     10
   EXAMPLES.....................................................................     12
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS......     21
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS......     21
   THE COMPANIES................................................................     21
   THE SEPARATE ACCOUNTS........................................................     21
   THE PORTFOLIOS...............................................................     22
   VOTING INTEREST..............................................................     35
V. DESCRIPTION OF THE CONTRACT..................................................     36
   ELIGIBLE PLANS...............................................................     36
      Eligibility Restrictions..................................................     36
   ACCUMULATION PERIOD PROVISIONS...............................................     36
      Purchase Payments.........................................................     36
      Accumulation Units........................................................     37
      Value of Accumulation Units...............................................     38
      Net Investment Factor.....................................................     38
      Transfers Among Investment Options........................................     38
      Maximum Number of Investment Options......................................     39
      Telephone and Electronic Transactions.....................................     39
      Special Transfer Services - Dollar Cost Averaging Program.................     40
      Special Transfer Services -Asset Rebalancing Program......................     40
      Withdrawals...............................................................     41
      Signature Guarantee Requirements for Surrenders and Partial Withdrawals...     42
      Special Withdrawal Services - The Income Plan.............................     42
      Special Withdrawal Services - The Income Made Easy Program................     42
      Optional Guaranteed Minimum Withdrawal Benefits...........................     42
      Death Benefit During Accumulation Period..................................     42
      Optional Enhanced Death Benefits..........................................     47
   PAY-OUT PERIOD PROVISIONS....................................................     48
      General...................................................................     48
      Annuity Options...........................................................     48
      Determination of Amount of the First Variable Annuity Payment.............     52
      Annuity Units and the Determination of Subsequent Variable Annuity
         Payments...............................................................     52
      Transfers During Pay-out Period...........................................     52
      Death Benefit During Pay-out Period.......................................     52
   OTHER CONTRACT PROVISIONS....................................................     53
      Right to Review...........................................................     53
      Ownership.................................................................     53
      Annuitant.................................................................     53
      Beneficiary...............................................................     54
      Modification..............................................................     54
      Our Approval..............................................................     54
      Misstatement and Proof of Age, Sex or Survival............................     54
   FIXED INVESTMENT OPTIONS.....................................................     54
VI. CHARGES AND DEDUCTIONS......................................................     56
   WITHDRAWAL CHARGES...........................................................     56
   ASSET BASED CHARGES..........................................................     57
      Daily Administration Fee..................................................     57
      Distribution Fee..........................................................     57
      Mortality and Expense Risks Fee...........................................     57
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS...........................     57
   PREMIUM TAXES................................................................     58
VII. FEDERAL TAX MATTERS........................................................     59
   INTRODUCTION.................................................................     59
   OUR TAX STATUS...............................................................     59
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS.................................     59
   NONQUALIFIED CONTRACTS.......................................................     60
      Undistributed Gains.......................................................     60
      Taxation of Annuity Payments..............................................     60
      Surrenders, Withdrawals and Death Benefits................................     60
      Taxation of Death Benefit Proceeds........................................     60
      Penalty Tax on Premature Distributions....................................     61
      Puerto Rico Nonqualified Contracts........................................     61
      Diversification Requirements..............................................     61
      Exchanges of Annuity Contracts............................................     62
   QUALIFIED CONTRACTS..........................................................     62
      Required Minimum Distributions............................................     63
      Penalty Tax on Premature Distributions....................................     64
      Rollovers and Transfers...................................................     64
      Section 403(b) Qualified Plans............................................     65
      Loans.....................................................................     66
      Puerto Rico Contracts Issued to Fund Retirement Plans.....................     66
VIII. GENERAL MATTERS...........................................................     67
   ASSET ALLOCATION SERVICES....................................................     67
   DISTRIBUTION OF CONTRACTS....................................................     67
      Standard Compensation.....................................................     67
      Revenue Sharing and Additional Compensation...............................     67
      Differential Compensation.................................................     68
   CONFIRMATION STATEMENTS......................................................     68
   REINSURANCE ARRANGEMENTS.....................................................     68
   STATEMENTS OF ADDITIONAL INFORMATION.........................................     69
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE........................    A-1
APPENDIX B: QUALIFIED PLAN TYPES................................................    B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFIT RIDERS..............................    C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS.....................    D-1
   GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS.......    D-1
   FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES................................   D-10
   FEATURES OF PRINCIPAL RETURNS................................................   D-40
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUE...................................    U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.


ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base for purposes of calculating the Rider's annual fee. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date that the Covered Person or the older Owner, depending on the Rider, attains age 95.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



BENEFIT RATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a rate we use to determine a guaranteed withdrawal amount under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchase. Please refer to "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits" for more details.


CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT RATE: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe a rate that we use to determine a Credit. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.


EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).


LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider.


STEP-UP DATE: The date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that has been taken to date.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

This Prospectus describes features of:

     - Contracts that were purchased on or after February 12, 2007 and issued by John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") in jurisdictions outside New York, or issued by John Hancock Life Insurance Company of New York ("John Hancock New York") in New York. You may make Additional Purchase Payments under these Contracts, up to permitted limits.

     - Contracts that were purchased before August, 2004 and issued by John Hancock USA in jurisdictions outside New York. You may make Additional Purchase Payments under these Contracts, up to permitted limits.

     - Contracts that were purchased before March, 2003 and issued by John Hancock New York in New York. You may not make Additional Purchase Payments under these Contracts.

     - Contracts that were issued by John Hancock USA in jurisdictions outside New York from April 1993 to March 1998, and later in the state of Washington. You may make Additional Purchase Payments under these Contracts, up to permitted limits. The principal difference between the current version of the Contract and the older version, which we may refer to as "VV Contracts," relates to the death benefit provisions.

Each Contract is a deferred payment, combination fixed and variable annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Effective April 4, 2009, Venture Vision(R) Contracts are no longer available for sale.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Contract's Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. We required you to make an initial Purchase Payment of at least $25,000 to purchase a Contract. The table below shows the minimum amount for the initial Purchase Payment. The table also shows the minimum amount we require for Additional Purchase Payments. We do not permit Additional Purchase Payments for John Hancock New York Contracts purchased before March 2003. Generally, you may make Additional Purchase Payments, where permitted, at any time during the Accumulation Period.

                                                       Minimum Additional Purchase Payment
               --------------------------------------------------------------------------------------------------------------------
TYPE OF        JOHN HANCOCK USA CONTRACTS PURCHASED   JOHN HANCOCK USA CONTRACTS PURCHASED   JOHN HANCOCK NY CONTRACTS PURCHASED ON
CONTRACT               BEFORE AUGUST, 2004                 ON OR AFTER FEBRUARY, 2007               OR AFTER FEBRUARY, 2007
--------       ------------------------------------   ------------------------------------   --------------------------------------
Nonqualified                  $1000                                    $30                                    $30
Qualified                      $30                                     $30                                    $30

If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elected a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge for certain John Hancock USA Contracts issued prior to November 1, 1996. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.

VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options (other than to Portfolios with balanced and diversified investment strategies) should not be considered a diversified investment strategy (see "IV. General Information About Us, the Separate Accounts and the Portfolios - Portfolio Investment Objectives and Strategies"). In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments, other than a DCA Fixed Investment Option. If available, a Fixed Investment Option will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option you select. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Fund upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge for certain John Hancock USA Contracts issued prior to November 1, 1996 and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits

     -    Guaranteed Earnings Multiplier Death Benefit;

     -    Triple Protection Death Benefit; and

     -    Annual Step-Up Death Benefit.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

     -    Income Plus For Life 12.08;*

     -    Income Plus For Life - Joint Life 12.08;*

     -    Income Plus For Life (Quarterly Step-Up Review);*

     -    Income Plus For Life - Joint Life (Quarterly Step-Up Review);*

     -    Income Plus For Life (Annual Step-Up Review); *

     -    Income Plus For Life - Joint Life (Annual Step-Up Review);*

     -    Principal Plus;

     -    Principal Plus for Life;

     -    Principal Plus for Life Plus Automatic Annual Step-Up;

     -    Principal Plus for Life Plus Spousal Protection; and

     -    Principal Returns.


* We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life - Joint Life 12.08.

If you elected to purchase any of these guaranteed minimum withdrawal benefit ("GMWB") Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

CAN I ELECT OR CHANGE AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners.


WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and

     -    certain ownership changes.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you made or on any earnings under the Contract.

IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture Vision(R) Contract. The tables also describe the fees and expenses for older versions of the Contract, as well as information about optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                                                 JOHN HANCOCK USA                      JOHN HANCOCK NEW YORK
                                          ---------------------------------------------------------   ------------------------
                                          Contracts issued on and after   Contracts issued prior to
                                                November 1, 1996               November 1, 1996       All Contract issue dates
                                          -----------------------------   -------------------------   ------------------------
MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)
   First Year                                             0%                            3%                          0%
   Second Year                                            0%                            3%                          0%
   Third Year                                             0%                            3%                          0%
   Thereafter                                             0%                            0%                          0%
TRANSFER FEE(3)
   Maximum Fee                                          $25                           $25                         $25
   Current Fee                                          $ 0                           $ 0                         $ 0

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").

(2) The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of a Purchase Payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

                                                            JOHN HANCOCK USA                     JOHN HANCOCK NEW YORK
                                                 -------------------------------------   -------------------------------------
                                                 Contracts issued     Contracts issued   Contracts issued    Contracts issued
                                                    on or after            before           on or after           before
                                                 February 12, 2007   February 12, 2007   February 12, 2007   February 12, 2007
                                                 -----------------   -----------------   -----------------   -----------------
ANNUAL CONTRACT FEE                                    None                 None               None                None
ANNUAL SEPARATE ACCOUNT EXPENSES(1)
Daily Administration Fee                               0.15%               0.15%               0.15%               0.15%
Distribution Fee                                       0.25%               0.25%               0.25%               0.25%
Mortality and Expense Risks Fee - asset based          1.30%               1.25%               1.30%               1.25%
                                                       ----                ----                ----                ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                 1.70%               1.65%               1.70%               1.65%
   (With No Optional Benefit Riders Reflected)
OPTIONAL BENEFIT RIDER FEES DEDUCTED FROM
   SEPARATE ACCOUNT:
Annual Step-Up Death Benefit Fee                       0.20%            not offered            0.20%            not offered
                                                       ----                                    ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)              1.90%                                   1.90%

OPTIONAL BENEFIT RIDER FEES DEDUCTED FROM CONTRACT VALUE
Triple Protection Death Benefit(3)                                                             0.50%
     (AS A PERCENTAGE OF TRIPLE PROTECTION DEATH BENEFIT)


(1) A daily charge reflected as an annualized percentage of the Variable Investment Options.

(2) Amount shown includes the daily administration fee, distribution fee and mortality and expense risks fee, as well as the optional Annual Step-Up Death Benefit fee.

(3) This optional benefit was not available for Contracts issued prior to December 8, 2003 and could not be purchased if you elected to purchase Principal Plus.

OTHER FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(We deduct the fee, as applicable, on an annual basis from Contract Value.)

                                                                      INCOME
                           INCOME PLUS     INCOME                    PLUS FOR
                            FOR LIFE -    PLUS FOR                    LIFE -     INCOME PLUS
                            JOINT LIFE      LIFE      INCOME PLUS   JOINT LIFE    FOR LIFE -
                             (ANNUAL     (QUARTERLY     FOR LIFE    (QUARTERLY    JOINT LIFE     INCOME
                INCOME       STEP-UP       STEP-UP     (QUARTERLY     STEP-UP     (QUARTERLY    PLUS FOR      INCOME
               PLUS FOR      REVIEW)       REVIEW)      STEP-UP       REVIEW)      STEP-UP     LIFE 12.08    PLUS FOR
                 LIFE          (not        (issued      REVIEW)       (issued      REVIEW)       (issued    LIFE 12.08
                (ANNUAL     available      outside     (issued in     outside     (issued in     outside    (issued in
                STEP-UP       in New      New York)    New York)     New York)    New York)     New York)    New York)
              REVIEW)(1)    York) (1)        (1)          (1)           (1)          (1)           (1)          (1)
              ----------   -----------   ----------   -----------   ----------   -----------   ----------   ----------
Maximum Fee      1.20%        1.20%         1.20%        1.20%         1.20%        1.20%         1.20%        1.20%
Current Fee      0.60%        0.60%         0.75%        0.70%         0.75%        0.70%         0.85%        0.80%

              INCOME PLUS
              FOR LIFE -     INCOME PLUS      PRINCIPAL
              JOINT LIFE     FOR LIFE -     PLUS FOR LIFE     PRINCIPAL
                 12.08       JOINT LIFE          PLUS         PLUS FOR
                (issued         12.08         AUTOMATIC       LIFE PLUS     PRINCIPAL
              outside New    (issued in         ANNUAL         SPOUSAL      PLUS FOR    PRINCIPAL    PRINCIPAL
               York) (1)    New York) (1)     STEP-UP(2)    PROTECTION(3)    LIFE(4)     PLUS(5)    RETURNS(6)
              -----------   -------------   -------------   -------------   ---------   ---------   ----------
Maximum Fee      1.20%          1.20%           1.20%           1.20%         0.75%       0.75%        0.95%
Current Fee      0.85%          0.80%           0.70%           0.65%         0.40%       0.30%        0.50%

(1) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

(2) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is 0.70% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.

(3) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

(4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

(5) The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

(6) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

Total Annual Portfolio Operating Expenses                                                                Minimum(1)   Maximum
------------------------------------------------------------------------------------------------------   ----------   -------
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees,
   and other expenses for Contracts issued on and after May 13, 2002                                        0.74%      1.62%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees,
   and other expenses for Contracts issued prior to May 13, 2002                                            0.54%      1.62%

(1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The examples assume that you invest $10,000 in a Contract issued during the period shown. The first two examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios and the maximum fee for any optional Rider available at the time of issue. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                Example 1. Maximum Portfolio operating expenses:


JOHN HANCOCK USA CONTRACT ISSUED ON OR AFTER JANUARY 17, 2008 WITH
   ANNUAL STEP-UP DEATH BENEFIT AND INCOME PLUS FOR LIFE RIDERS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $480     $1,466    $2,484    $5,159
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $480     $1,466    $2,484    $5,159



JOHN HANCOCK NEW YORK CONTRACT ISSUED ON OR AFTER JANUARY 17, 2008 WITH
   ANNUAL STEP-UP DEATH BENEFIT AND INCOME PLUS FOR LIFE RIDERS           1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $480     $1,466    $2,484    $5,159
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $480     $1,466    $2,484    $5,159


                Example 2. Maximum Portfolio operating expenses:

JOHN HANCOCK USA CONTRACT ISSUED ON OR AFTER FEBRUARY 12, 2007 WITH
   ANNUAL STEP-UP DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE PLUS
   AUTOMATIC ANNUAL STEP-UP RIDERS                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $477     $1,452    $2,450    $5,041
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $477     $1,452    $2,450    $5,041

JOHN HANCOCK NEW YORK CONTRACT ISSUED ON OR AFTER MARCH 5, 2007 WITH
   ANNUAL STEP-UP DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE PLUS
   AUTOMATIC ANNUAL STEP-UP RIDERS                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $477     $1,452    $2,450    $5,041
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $477     $1,452    $2,450    $5,041

                Example 3. Maximum Portfolio operating expenses:

JOHN HANCOCK USA CONTRACT ISSUED BETWEEN JANUARY 2002 AND FEBRUARY 11,
   2007 WITH PRINCIPAL PLUS                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $408     $1,245    $2,106    $4,367
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $408     $1,245    $2,106    $4,367

JOHN HANCOCK USA CONTRACT ISSUED FROM NOVEMBER 1996 THROUGH JANUARY       1 YEAR   3 YEARS   5 YEARS   10 YEARS
   2002
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $330     $1,005    $1,703    $3,548
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $330     $1,005    $1,703    $3,548

JOHN HANCOCK USA CONTRACT ISSUED PRIOR TO NOVEMBER 1996                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $605     $1,290    $1,703    $3,548
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $330     $1,005    $1,703    $3,548

JOHN HANCOCK NEW YORK CONTRACT ISSUED BETWEEN JANUARY 2002 AND MARCH 4,
   2007                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $330     $1,005    $1,703    $3,548
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $330     $1,005    $1,703    $3,548

JOHN HANCOCK NEW YORK CONTRACT ISSUED PRIOR TO JANUARY 2002               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $330     $1,005    $1,703    $3,548
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $330     $1,005    $1,703    $3,548

The next example assumes that you invest $10,000 in a Contract issued during the period shown. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts, the minimum fees and expenses of any of the Portfolios, and if you selected no optional Riders that may have been available. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

       Example 4. Minimum Portfolio operating expenses - Contract with no optional Riders:

JOHN HANCOCK USA CONTRACT ISSUED ON OR AFTER FEBRUARY 12, 2007            1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $248     $762      $1,302    $2,773
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $248     $762      $1,302    $2,773

JOHN HANCOCK USA CONTRACT ISSUED BETWEEN JANUARY 2002 AND FEBRUARY 11,
   2007                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $242     $744      $1,273    $2,714
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $242     $744      $1,273    $2,714

JOHN HANCOCK USA CONTRACT ISSUED FROM NOVEMBER 1996 THROUGH JANUARY       1 YEAR   3 YEARS   5 YEARS   10 YEARS
   2002
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $222     $684      $1,172    $2,513
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $222     $684      $1,172    $2,513

JOHN HANCOCK USA CONTRACT ISSUED PRIOR TO NOVEMBER 1996                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $500     $979      $1,172    $2,513
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $222     $684      $1,172    $2,513

JOHN HANCOCK NEW YORK CONTRACT ISSUED ON OR AFTER MARCH 5, 2007           1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $248     $762      $1,302    $2,773
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $248     $762      $1,302    $2,773

JOHN HANCOCK NEW YORK CONTRACT ISSUED BETWEEN JANUARY 2002 AND MARCH 4,
   2007                                                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $242     $744      $1,273    $2,714
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $242     $744      $1,273    $2,714

JOHN HANCOCK NEW YORK CONTRACT ISSUED PRIOR TO JANUARY 2002               1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------   ------   -------   -------   --------
If you surrender the contract at the end of the applicable time period:    $222     $684      $1,172    $2,513
If you annuitize, or do not surrender the contract at the end of the
   applicable time period:                                                 $222     $684      $1,172    $2,513

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUB-ACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

                                                   DISTRIBUTION               ACQUIRED     TOTAL ANNUAL     CONTRACTUAL       NET
                                       MANAGEMENT   AND SERVICE    OTHER   PORTFOLIO FEES    OPERATING        EXPENSE      OPERATING
PORTFOLIO/SERIES                           FEE     (12B-1) FEES  EXPENSES   AND EXPENSES   EXPENSES (1)  REIMBURSEMENT(2)   EXPENSES
----------------                       ----------  ------------  --------  --------------  ------------  ----------------  ---------
500 INDEX(3,4)
Series I                                  0.46%        0.05%       0.03%        0.00%          0.54%           0.00%         0.54%
Series II                                 0.46%        0.25%       0.03%        0.00%          0.74%           0.00%         0.74%
ACTIVE BOND(3)
Series I                                  0.60%        0.05%       0.04%        0.00%          0.69%           0.00%         0.69%
Series II                                 0.60%        0.25%       0.04%        0.00%          0.89%           0.00%         0.89%
ALL CAP CORE(3)
Series I                                  0.77%        0.05%       0.05%        0.00%          0.87%           0.00%         0.87%
Series II                                 0.77%        0.25%       0.05%        0.00%          1.07%           0.00%         1.07%
ALL CAP GROWTH(3)
Series I                                  0.85%        0.05%       0.10%        0.00%          1.00%           0.00%         1.00%
Series II                                 0.85%        0.25%       0.10%        0.00%          1.20%           0.00%         1.20%
ALL CAP VALUE(3)
Series I                                  0.85%        0.05%       0.09%        0.00%          0.99%           0.00%         0.99%
Series II                                 0.85%        0.25%       0.09%        0.00%          1.19%           0.00%         1.19%
AMERICAN FUNDAMENTAL HOLDINGS(5,6)
Series II                                 0.05%        0.75%       0.04%        0.40%          1.24%          -0.05%         1.19%
AMERICAN GLOBAL DIVERSIFICATION(5,6)
Series II                                 0.05%        0.75%       0.04%        0.63%          1.47%          -0.05%         1.42%
BLUE CHIP GROWTH(3,7)
Series I                                  0.81%        0.05%       0.04%        0.00%          0.90%           0.00%         0.90%
Series II                                 0.81%        0.25%       0.04%        0.00%          1.10%           0.00%         1.10%
CAPITAL APPRECIATION(3)
Series I                                  0.72%        0.05%       0.04%        0.00%          0.81%           0.00%         0.81%
Series II                                 0.72%        0.25%       0.04%        0.00%          1.01%           0.00%         1.01%
CAPITAL APPRECIATION VALUE(3,7,8)
Series II                                 0.95%        0.25%       0.15%        0.00%          1.35%           0.00%         1.35%
CORE ALLOCATION(5,9)
Series II                                 0.05%        0.25%       0.07%        0.85%          1.22%          -0.05%         1.17%
CORE ALLOCATION PLUS(3,8)
Series II                                 0.92%        0.25%       0.22%        0.00%          1.39%           0.00%         1.39%
CORE BALANCED(5,9)
Series II                                 0.05%        0.25%       0.07%        0.79%          1.16%          -0.05%         1.11%
CORE BOND(3,8)
Series II                                 0.64%        0.25%       0.07%        0.00%          0.96%           0.00%         0.96%
CORE DISCIPLINED DIVERSIFICATION(5,9)
Series II                                 0.05%        0.25%       0.07%        0.63%          1.00%          -0.05%         0.95%
CORE FUNDAMENTAL HOLDINGS(5,9)
Series II                                 0.05%        0.55%       0.05%        0.41%          1.06%          -0.05%         1.01%
CORE GLOBAL DIVERSIFICATION(5,9)
Series II                                 0.05%        0.55%       0.05%        0.42%          1.07%          -0.05%         1.02%
CORE STRATEGY(10)
Series II                                 0.05%        0.25%       0.05%        0.52%          0.87%          -0.08%         0.79%
DISCIPLINED DIVERSIFICATION(3,11)
Series II                                 0.80%        0.25%       0.19%        0.00%          1.24%          -0.29%         0.95%
EMERGING SMALL COMPANY(3)
Series I                                  0.97%        0.05%       0.08%        0.00%          1.10%           0.00%         1.10%
Series II                                 0.97%        0.25%       0.08%        0.00%          1.30%           0.00%         1.30%
EQUITY-INCOME(3,7)
Series I                                  0.81%        0.05%       0.05%        0.00%          0.91%           0.00%         0.91%
Series II                                 0.81%        0.25%       0.05%        0.00%          1.11%           0.00%         1.11%

                                                   DISTRIBUTION               ACQUIRED     TOTAL ANNUAL     CONTRACTUAL       NET
                                       MANAGEMENT   AND SERVICE    OTHER   PORTFOLIO FEES    OPERATING        EXPENSE      OPERATING
PORTFOLIO/SERIES                           FEE     (12B-1) FEES  EXPENSES   AND EXPENSES   EXPENSES (1)  REIMBURSEMENT(2)   EXPENSES
----------------                       ----------  ------------  --------  --------------  ------------  ----------------  ---------
FINANCIAL SERVICES(3)
Series I                                  0.82%        0.05%       0.08%        0.00%          0.95%           0.00%         0.95%
Series II                                 0.82%        0.25%       0.08%        0.00%          1.15%           0.00%         1.15%
FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(12)
Series II                                 0.04%        0.25%       0.04%        0.83%          1.16%          -0.05%         1.11%
FUNDAMENTAL VALUE(3)
Series I                                  0.76%        0.05%       0.05%        0.00%          0.86%           0.00%         0.86%
Series II                                 0.76%        0.25%       0.05%        0.00%          1.06%           0.00%         1.06%
GLOBAL(3,8,13,14)
Series I                                  0.81%        0.05%       0.11%        0.00%          0.97%          -0.01%         0.96%
Series II                                 0.81%        0.25%       0.11%        0.00%          1.17%          -0.01%         1.16%
GLOBAL ALLOCATION(3,8)
Series I                                  0.85%        0.05%       0.10%        0.05%          1.05%           0.00%         1.05%
Series II                                 0.85%        0.25%       0.10%        0.05%          1.25%           0.00%         1.25%
GLOBAL BOND(3,8)
Series I                                  0.70%        0.05%       0.10%        0.00%          0.85%           0.00%         0.85%
Series II                                 0.70%        0.25%       0.10%        0.00%          1.05%           0.00%         1.05%
HEALTH SCIENCES(3,7,8)
Series I                                  1.05%        0.05%       0.08%        0.00%          1.18%           0.00%         1.18%
Series II                                 1.05%        0.25%       0.08%        0.00%          1.38%           0.00%         1.38%
HIGH INCOME(3)
Series II                                 0.67%        0.25%       0.07%        0.00%          0.99%           0.00%         0.99%
HIGH YIELD(3)
Series I                                  0.66%        0.05%       0.06%        0.00%          0.77%           0.00%         0.77%
Series II                                 0.66%        0.25%       0.06%        0.00%          0.97%           0.00%         0.97%
INTERNATIONAL CORE(3,8)
Series I                                  0.89%        0.05%       0.14%        0.00%          1.08%           0.00%         1.08%
Series II                                 0.89%        0.25%       0.14%        0.00%          1.28%           0.00%         1.28%
INTERNATIONAL EQUITY INDEX A(3,4,15)
Series I                                  0.53%        0.05%       0.05%        0.00%          0.63%           0.00%         0.63%
Series II                                 0.53%        0.25%       0.05%        0.00%          0.83%           0.00%         0.83%
INTERNATIONAL OPPORTUNITIES(3,8)
Series II                                 0.87%        0.25%       0.13%        0.00%          1.25%           0.00%         1.25%
INTERNATIONAL SMALL CAP(3,8)
Series I                                  0.94%        0.05%       0.16%        0.00%          1.15%           0.00%         1.15%
Series II                                 0.94%        0.25%       0.16%        0.00%          1.35%           0.00%         1.35%
INTERNATIONAL VALUE(3,8,13)
Series I                                  0.81%        0.05%       0.14%        0.00%          1.00%          -0.02%         0.98%
Series II                                 0.81%        0.25%       0.14%        0.00%          1.20%          -0.02%         1.18%
INVESTMENT QUALITY BOND(3)
Series I                                  0.59%        0.05%       0.09%        0.00%          0.73%           0.00%         0.73%
Series II                                 0.59%        0.25%       0.09%        0.00%          0.93%           0.00%         0.93%
LARGE CAP(3)
Series I                                  0.72%        0.05%       0.03%        0.00%          0.80%           0.00%         0.80%
Series II                                 0.72%        0.25%       0.03%        0.00%          1.00%           0.00%         1.00%
LARGE CAP VALUE(3)
Series II                                 0.81%        0.25%       0.05%        0.00%          1.11%           0.00%         1.11%
LIFESTYLE AGGRESSIVE(16)
Series I                                  0.04%        0.05%       0.04%        0.86%          0.99%           0.00%         0.99%
Series II                                 0.04%        0.25%       0.04%        0.86%          1.19%           0.00%         1.19%
LIFESTYLE BALANCED(16)
Series I                                  0.04%        0.05%       0.03%        0.76%          0.88%           0.00%         0.88%
Series II                                 0.04%        0.25%       0.03%        0.76%          1.08%           0.00%         1.08%
LIFESTYLE CONSERVATIVE(16)
Series I                                  0.04%        0.05%       0.03%        0.71%          0.83%           0.00%         0.83%
Series II                                 0.04%        0.25%       0.03%        0.71%          1.03%           0.00%         1.03%
LIFESTYLE GROWTH(16)
Series I                                  0.04%        0.05%       0.03%        0.76%          0.88%           0.00%         0.88%
Series II                                 0.04%        0.25%       0.03%        0.76%          1.08%           0.00%         1.08%
LIFESTYLE MODERATE(16)
Series I                                  0.04%        0.05%       0.03%        0.74%          0.86%           0.00%         0.86%
Series II                                 0.04%        0.25%       0.03%        0.74%          1.06%           0.00%         1.06%

                                                   DISTRIBUTION               ACQUIRED     TOTAL ANNUAL     CONTRACTUAL       NET
                                       MANAGEMENT   AND SERVICE    OTHER   PORTFOLIO FEES    OPERATING        EXPENSE      OPERATING
PORTFOLIO/SERIES                           FEE     (12B-1) FEES  EXPENSES   AND EXPENSES   EXPENSES (1)  REIMBURSEMENT(2)   EXPENSES
----------------                       ----------  ------------  --------  --------------  ------------  ----------------  ---------
MID CAP INDEX(3,4)
Series I                                  0.47%        0.05%       0.03%        0.00%          0.55%           0.00%         0.55%
Series II                                 0.47%        0.25%       0.03%        0.00%          0.75%           0.00%         0.75%
MID CAP INTERSECTION(3)
Series II                                 0.87%        0.25%       0.06%        0.00%          1.18%           0.00%         1.18%
MID CAP STOCK(3)
Series I                                  0.84%        0.05%       0.05%        0.00%          0.94%           0.00%         0.94%
Series II                                 0.84%        0.25%       0.05%        0.00%          1.14%           0.00%         1.14%
MID VALUE(3,7)
Series I                                  0.98%        0.05%       0.10%        0.00%          1.13%           0.00%         1.13%
Series II                                 0.98%        0.25%       0.10%        0.00%          1.33%           0.00%         1.33%
MONEY MARKET(3)
Series I                                  0.47%        0.05%       0.06%        0.00%          0.58%           0.00%         0.58%
Series II                                 0.47%        0.25%       0.06%        0.00%          0.78%           0.00%         0.78%
NATURAL RESOURCES(3)
Series II                                 1.00%        0.25%       0.08%        0.00%          1.33%           0.00%         1.33%
OPTIMIZED ALL CAP(3)
Series II                                 0.68%        0.25%       0.06%        0.00%          0.99%           0.00%         0.99%
OPTIMIZED VALUE(3)
Series II                                 0.65%        0.25%       0.05%        0.00%          0.95%           0.00%         0.95%
OVERSEAS EQUITY(3,8)
Series II                                 0.98%        0.25%       0.14%        0.00%          1.37%           0.00%         1.37%
PACIFIC RIM(3,8)
Series I                                  0.80%        0.05%       0.25%        0.00%          1.10%           0.00%         1.10%
Series II                                 0.80%        0.25%       0.25%        0.00%          1.30%           0.00%         1.30%
REAL ESTATE SECURITIES(3)
Series I                                  0.70%        0.05%       0.05%        0.00%          0.80%           0.00%         0.80%
Series II                                 0.70%        0.25%       0.05%        0.00%          1.00%           0.00%         1.00%
REAL RETURN BOND(3,8,17)
Series II                                 0.68%        0.25%       0.06%        0.00%          0.99%           0.00%         0.99%
SCIENCE AND TECHNOLOGY(3,7,8)
Series I                                  1.05%        0.05%       0.07%        0.00%          1.17%           0.00%         1.17%
Series II                                 1.05%        0.25%       0.07%        0.00%          1.37%           0.00%         1.37%
SMALL CAP GROWTH(3)
Series I                                  1.06%        0.05%       0.08%        0.00%          1.19%           0.00%         1.19%
Series II                                 1.06%        0.25%       0.08%        0.00%          1.39%           0.00%         1.39%
SMALL CAP INDEX(3,4)
Series I                                  0.49%        0.05%       0.04%        0.00%          0.58%           0.00%         0.58%
Series II                                 0.49%        0.25%       0.04%        0.00%          0.78%           0.00%         0.78%
SMALL CAP OPPORTUNITIES(3,18)
Series I                                  1.00%        0.05%       0.06%        0.00%          1.11%           0.00%         1.11%
Series II                                 1.00%        0.25%       0.06%        0.00%          1.31%           0.00%         1.31%
SMALL CAP VALUE(3)
Series II                                 1.06%        0.25%       0.06%        0.00%          1.37%           0.00%         1.37%
SMALL COMPANY VALUE(3,7)
Series I                                  1.02%        0.05%       0.06%        0.00%          1.13%           0.00%         1.13%
Series II                                 1.02%        0.25%       0.06%        0.00%          1.33%           0.00%         1.33%
STRATEGIC BOND(3,8)
Series I                                  0.67%        0.05%       0.06%        0.00%          0.78%           0.00%         0.78%
Series II                                 0.67%        0.25%       0.06%        0.00%          0.98%           0.00%         0.98%
STRATEGIC INCOME(3)
Series II                                 0.69%        0.25%       0.08%        0.00%          1.02%           0.00%         1.02%
TOTAL RETURN(3,17)
Series I                                  0.69%        0.05%       0.06%        0.00%          0.80%           0.00%         0.80%
Series II                                 0.69%        0.25%       0.06%        0.00%          1.00%           0.00%         1.00%
TOTAL STOCK MARKET INDEX(3,4)
Series I                                  0.49%        0.05%       0.04%        0.00%          0.58%           0.00%         0.58%
Series II                                 0.49%        0.25%       0.04%        0.00%          0.78%           0.00%         0.78%
U.S. GOVERNMENT SECURITIES(3)
Series I                                  0.61%        0.05%       0.09%        0.00%          0.75%           0.00%         0.75%
Series II                                 0.61%        0.25%       0.09%        0.00%          0.95%           0.00%         0.95%
U.S. HIGH YIELD BOND(3)
Series II                                 0.73%        0.25%       0.06%        0.00%          1.04%           0.00%         1.04%

                                                   DISTRIBUTION               ACQUIRED     TOTAL ANNUAL     CONTRACTUAL       NET
                                       MANAGEMENT   AND SERVICE    OTHER   PORTFOLIO FEES    OPERATING        EXPENSE      OPERATING
PORTFOLIO/SERIES                           FEE     (12B-1) FEES  EXPENSES   AND EXPENSES   EXPENSES (1)  REIMBURSEMENT(2)   EXPENSES
----------------                       ----------  ------------  --------  --------------  ------------  ----------------  ---------
UTILITIES(3,8)
Series I                                  0.83%        0.05%       0.10%        0.00%          0.98%           0.00%         0.98%
Series II                                 0.83%        0.25%       0.10%        0.00%          1.18%           0.00%         1.18%
VALUE(3)
Series I                                  0.74%        0.05%       0.06%        0.00%          0.85%           0.00%         0.85%
Series II                                 0.74%        0.25%       0.06%        0.00%          1.05%           0.00%         1.05%

                                                   DISTRIBUTION               ACQUIRED     TOTAL ANNUAL   CONTRACTUAL      NET
                                       MANAGEMENT   AND SERVICE    OTHER   PORTFOLIO FEES    OPERATING      EXPENSE     OPERATING
PORTFOLIO/SERIES                           FEE     (12B-1) FEES  EXPENSES   AND EXPENSES   EXPENSES (1)  REIMBURSEMENT   EXPENSES
----------------                       ----------  ------------  --------  --------------  ------------  -------------  ---------
BLACKROCK VARIABLE SERIES FUNDS,
   INC.:
BLACKROCK VARIABLE SERIES FUNDS, INC.
   (CLASS II) (19):
BlackRock Basic Value V.I. Fund          0.60%         0.15%     0.08%        0.00%          0.83%        0.00%           0.83%
BlackRock Global Allocation V.I.         0.65%         0.15%     0.15%        0.03%          0.98%        0.00%           0.98%
   Fund(20,21,22)
PIMCO VARIABLE INSURANCE TRUST
   (CLASS M):
VIT All Asset Portfolio                  0.43%(23)     0.25%     0.20%(24)    0.76%(25)      1.64%(26)   -0.02%(27,28)    1.62%

                                                     FEEDER FUND                                            MASTER FUND
                       ----------------------------------------------------------------------- -------------------------------------
                                                                                                                              TOTAL
                                                                                                                     TOTAL   MASTER
                                                                                                                    MASTER  FUND AND
                                                                                        NET                        FUND AND    NET
                                  DISTRIBUTION             TOTAL       CONTRACTUAL   PORTFOLIO                      FEEDER   FEEDER
                       MANAGEMENT  AND SERVICE   OTHER   OPERATING       EXPENSE     OPERATING MANAGEMENT   OTHER    FUND     FUND
PORTFOLIO/SERIES          FEES    (12B-1) FEES EXPENSES EXPENSES(1) REIMBURSEMENT(2)  EXPENSES  FEES (29) EXPENSES EXPENSES EXPENSES
----------------       ---------- ------------ -------- ----------- ---------------- --------- ---------- -------- -------- --------
AMERICAN ASSET
   ALLOCATION(30)
Series II                 0.00%       0.75%      0.04%     0.79%         -0.01%        0.78%      0.31%     0.01%    1.11%    1.10%
AMERICAN BLUE CHIP
   INCOME AND GROWTH
Series II                 0.00%       0.75%      0.06%     0.81%          0.00%        0.81%      0.42%     0.01%    1.24%    1.24%
AMERICAN BOND
Series II                 0.00%       0.75%      0.04%     0.79%          0.00%        0.79%      0.39%     0.01%    1.19%    1.19%
AMERICAN GLOBAL
   GROWTH(30)
Series II                 0.00%       0.75%      0.06%     0.81%         -0.03%        0.78%      0.53%     0.02%    1.36%    1.33%
AMERICAN GLOBAL SMALL
   CAPITALIZATION(30)
Series II                 0.00%       0.75%      0.11%     0.86%         -0.08%        0.78%      0.71%     0.03%    1.60%    1.52%
AMERICAN GROWTH
Series II                 0.00%       0.75%      0.04%     0.79%          0.00%        0.79%      0.32%     0.01%    1.12%    1.12%
AMERICAN GROWTH-
   INCOME
Series II                 0.00%       0.75%      0.04%     0.79%          0.00%        0.79%      0.27%     0.01%    1.07%    1.07%
AMERICAN HIGH-INCOME
   BOND(30)
Series II                 0.00%       0.75%      0.21%     0.96%         -0.18%        0.78%      0.47%     0.01%    1.44%    1.26%
AMERICAN INTERNATIONAL
Series II                 0.00%       0.75%      0.04%     0.79%          0.00%        0.79%      0.49%     0.03%    1.31%    1.31%
AMERICAN NEW WORLD
Series II                 0.00%       0.75%      0.13%     0.88%         -0.10%        0.78%      0.76%     0.05%    1.69%    1.59%

FOOTNOTES TO EXPENSE TABLE:

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(3) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating

     Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

(4) The Adviser has agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.050% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.

(5) For Portfolios and series of Portfolios that have not commenced operations or have an inception date of less than six months as of December 31, 2008, expenses are estimated.

(6) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.

(7) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.

(8) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.

(9) The Adviser has contractually agreed to waive the advisory fee. This waiver will expire May 1, 2010 unless extended by the Adviser.

(10) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.70% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, fund brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the trust.

(12) The Adviser has contractually agreed to limit Portfolio Expenses to 0.025% until May 1, 2010. Portfolio Expenses includes advisory fee and other operating expenses of the Portfolio but excludes 12b-1fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(13) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.

(14) The Adviser has contractually agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and (i) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.

(15) The "Total Operating Expenses" include fees and expenses which are less than 0.01% that were incurred indirectly by the Portfolios as a result of its investment in other investment companies (e.g. underlying Portfolios) (each, an "Acquired Portfolio"). The Total operating expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(16) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.

(17) "Other Expenses" reflect the estimate expenses to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(18) The Adviser has agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets.

(19) "Other Expenses" include Acquired Portfolio Fees and Expenses, which are less than 0.01%. BlackRock Advisors, LLC ("BlackRock") and Merrill Lunch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Portfolio expenses) to 1.40% of average daily net assets until May 1, 2010. In addition, BlackRock may waive a portion of the Portfolio's management fee in connection with the Portfolio's investment in an affiliated money market fund.

(20) The Portfolio may invest in BlackRock Cayman Global Allocation V.I. Fund I, Ltd., its wholly owned subsidiary ("Subsidiary"). BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Portfolio pays BlackRock based on the Portfolio's assets, including the assets invested in the Subsidiary.

(21) The Subsidiary is newly organized and, accordingly, "Other Expenses" of the Subsidiary are based on estimated amounts for the current fiscal year of less than 0.01%.

(22) The "Total Operating Expenses" does not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fees and Expenses.

(23) "Management Fee" reflects an advisory fee and supervisory and administrative fee payable by the Portfolio to the adviser, Pacific Investment Management Company LLC ("PIMCO").

(24) "Other Expenses" reflect a service fee of 0.20%.

(25) Acquired Portfolio Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying PIMCO portfolios as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying PIMCO portfolio for the most recent fiscal year, please see the Portfolio's prospectus.

(26) The Total Annual Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio, as set forth in the Financial Highlights section of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include underlying PIMCO portfolio expenses.

(27) PIMCO has contractually agreed, through May 1, 2010, for the All Asset Portfolio to reduce its advisory fee to the extent that the Acquired Portfolio Fees and Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in underlying PIMCO portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(28) The Expense Reduction, as described in footnote 27 above, is implemented based on a calculation of underlying PIMCO portfolio expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses listed in the table above and described in footnote 25. Please see the Portfolio's prospectus for additional information.

(29) Capital Research Management Company (the adviser to the master fund for each of the JHT American Funds) waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown do not reflect any waivers. See the financial highlights table in the American Funds Insurance Series' prospectus or annual report for further information.

(30) The Adviser has contractually limited other fund level expenses to 0.03% until May 1, 2010. Other fund level expenses consist of operating expenses of the fund, excluding adviser fee, 12b-1 fee, transfer agent fees, blue sky, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

   IV. General Information About Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of John Hancock USA and John Hancock NY. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Subaccounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties that recommend the Company or the Contracts.

We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:

     - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;

     - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;

     -    various indices that are unmanaged; and

     - currently taxable and tax deferred investment programs, based on selected tax brackets.

Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.

When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The

Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

     -    the John Hancock Trust; or

     - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or

     - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund", the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate, to act as the investment sub-adviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock International Limited ("BIL"), an affiliate, to act as the investment sub-adviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts and the PIMCO VIT All Asset Portfolio ("Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.

Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS FEEDER FUNDS), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



BLACKROCK INVESTMENT MANAGEMENT, LLC

   Large Cap Value Trust         Seeks long-term growth of capital. To do this,
                                 the Portfolio invests at least 80% of its net
                                 assets in equity securities of large cap U.S.
                                 companies with strong relative earnings growth,
                                 earnings quality and good relative valuation.

CAPITAL GUARDIAN TRUST COMPANY

   Overseas Equity Trust         Seeks long-term capital appreciation. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in equity securities of a
                                 diversified mix of large established and
                                 medium-sized foreign companies located
                                 primarily in developed countries (outside of
                                 the U.S.) and, to a lesser extent, in emerging
                                 markets.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE
SERIES) - ADVISER TO MASTER FUND

   American Asset Allocation     Seeks to provide high total return (including
      Trust                      income and capital gains) consistent with
   (successor to Income &        preservation of capital over the long term. To
      Value Trust)               do this, the Portfolio invests all of its
                                 assets in Class 1 shares of the master fund,
                                 the American Funds Insurance Series Asset
                                 Allocation Fund, which invests in a diversified
                                 portfolio of common stocks and other equity
                                 securities, bonds and other intermediate and
                                 long-term debt securities, and money market
                                 instruments (debt securities maturing in one
                                 year or less).

   American Blue Chip Income     Seeks to produce income exceeding the average
      and Growth Trust           yield on U.S. stocks generally and to provide
                                 an opportunity for growth of principal
                                 consistent with sound common stock investing.
                                 To do this, the Portfolio invests all of its
                                 assets in Class 1 shares of the master fund,
                                 the American Funds Insurance Series Blue Chip
                                 Income and Growth Fund, which invests primarily
                                 in common stocks of larger U.S.-based
                                 companies.

   American Bond Trust           Seeks to maximize current income and preserve
                                 capital. To do this, the Portfolio invests all
                                 of its assets in Class 1 shares of the master
                                 fund, the American Funds Insurance Series Bond
                                 Fund, which normally invests at least 65% in
                                 investment-grade debt securities and up to 35%
                                 in lower rated debt securities.

   American Global Growth        Seeks to make shareholders' investment grow
      Trust                      over time. To do this, the Portfolio invests
                                 all of its assets in Class 1 shares of the
                                 master fund, the American Funds Insurance
                                 Series Global Growth Fund, which invests
                                 primarily in common stocks of companies located
                                 around the world.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


CAPITAL RESEARCH AND MANAGEMENT COMPANY (CONTINUED)

   American Global Small         Seeks to make the shareholders' investment grow
      Capitalization Trust       over time. To do this, the Portfolio invests
                                 all of its assets in Class 1 shares of the
                                 master fund, the American Funds Insurance
                                 Series Global Small Capitalization Fund, which
                                 invests primarily in stocks of smaller
                                 companies located around the world.

   American Growth Trust         Seeks to make the shareholders' investment
                                 grow. To do this, the Portfolio invests all of
                                 its assets in Class 1 shares of the master
                                 fund, the American Funds Insurance Series
                                 Growth Fund, which invests primarily in common
                                 stocks of companies that appear to offer
                                 superior opportunities for growth of capital.

   American Growth-Income        Seeks to make the shareholders' investments
      Trust                      grow and to provide the shareholder with income
   (successor to U.S. Large      over time. To do this, the Portfolio invests
      Cap Trust)                 all of its assets in Class 1 shares of the
                                 master fund, the American Funds Insurance
                                 Series Growth-Income Fund, which invests
                                 primarily in common stocks or other securities
                                 that demonstrate the potential for appreciation
                                 and/or dividends.

   American High-Income Bond     Seeks to provide a high level of current income
      Trust                      and, secondarily, capital appreciation. To do
                                 this, the Portfolio invests all of its assets
                                 in Class 1 shares of the master fund, the
                                 American Funds Insurance Series High-Income
                                 Bond Fund, which invests at least 65% of its
                                 assets in higher yielding and generally lower
                                 quality debt securities.

   American International        Seeks to make the shareholders' investment
      Trust                      grow. To do this, the Portfolio invests all of
                                 its assets in Class 1 shares of the master
                                 fund, the American Funds Insurance Series
                                 International Fund, which invests primarily in
                                 common stocks of companies located outside the
                                 United States.

   American New World Trust      Seeks to make the shareholders' investment grow
                                 over time. To do this, the Portfolio invests
                                 all of its assets in Class 1 shares of the
                                 master fund, the American Funds Insurance
                                 Series New World Fund, which invests primarily
                                 in stocks of companies with significant
                                 exposure to countries with developing economies
                                 and/or markets.

DAVIS SELECTED ADVISERS, L.P.    Seeks growth of capital. To do this, the
   Financial Services Trust      Portfolio invests at least 80% of its net
                                 assets in companies that are principally
                                 engaged in financial services.


   Fundamental Value Trust       Seeks growth of capital. To do this, the
   (successor to Core Equity     Portfolio invests primarily in common stocks of
      Trust and U.S. Core        U.S. companies with durable business models
      Trust)                     that can be purchased at attractive valuations
                                 relative to their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC

   Active Bond Trust (1)         Seeks income and capital appreciation. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in a diversified mix of debt
                                 securities and instruments with maturity
                                 durations of approximately 4 to 6 years.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")

   All Cap Core Trust            Seeks long-term growth of capital. To do this,
                                 the Portfolio invests in common stocks and
                                 other equity securities within all asset
                                 classes (small-, mid- and large-cap), which may
                                 be listed on securities exchanges, traded in
                                 various over the counter markets or have no
                                 organized markets. The Portfolio may also
                                 invest in U.S. Government securities.

   Real Estate Securities        Seeks to achieve a combination of long-term
      Trust(2)                   capital appreciation and current income. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in equity securities of REITs and
                                 real estate companies.

DIMENSIONAL FUND ADVISORS LP

   Disciplined Diversification   Seeks total return consisting of capital
      Trust                      appreciation and current income. To do this,
                                 the Portfolio invests primarily in equity
                                 securities and fixed-income securities of
                                 domestic and international issuers, including
                                 equities of issuers in emerging markets.

DIMENSIONAL FUND ADVISORS LP ("DFA") & INVESCO AIM CAPITAL MANAGEMENT, INC.
("INVESCO AIM")

   Small Cap Opportunities       Seeks long-term capital appreciation. To do
      Trust(3)                   this, the portion of the Portfolio's net assets
                                 managed by Invesco Aim is invested in at least
                                 80% equity securities of small-capitalization
                                 companies, and the portion of the Portfolio's
                                 net assets managed by DFA is invested in a
                                 broad and diverse group of readily marketable
                                 common stocks of U.S. small- and mid-cap
                                 companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.

   International Small Cap       Seeks long-term capital appreciation. To do
      Trust                      this, the Portfolio invests at least 80% of its
                                 net assets in securities issued by foreign
                                 small-cap companies including in emerging
                                 markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

   International Core Trust      Seeks high total return. To do this, the
                                 Portfolio invests at least 80% of its total
                                 assets in a diversified portfolio of equity
                                 investments from developed markets outside the
                                 U.S.

INVESCO AIM CAPITAL MANAGEMENT, INC.

   All Cap Growth Trust          Seeks long-term capital appreciation. To do
                                 this, the Portfolio invests principally in
                                 common stocks of companies of all market
                                 capitalizations, focusing on companies
                                 exhibiting long-term sustainable earnings and
                                 cash flow growth that is not yet reflected in
                                 investor expectations or equity valuations.

JENNISON ASSOCIATES LLC

   Capital Appreciation Trust    Seeks long-term growth of capital. To do this,
                                 the Portfolio invests at least 65% of its total
                                 assets in equity and equity-related securities
                                 of companies that are attractively valued and
                                 have above-average growth prospects.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


LORD, ABBETT & CO. LLC

   All Cap Value Trust           Seeks capital appreciation. To do this, the
                                 Portfolio invests at least 50% of its net
                                 assets in equity securities of large, seasoned
                                 U.S. and multinational companies that are
                                 believed to be undervalued. The Portfolio
                                 invests the remainder of its assets in
                                 undervalued mid-sized and small company
                                 securities.

MARSICO CAPITAL MANAGEMENT, LLC

   International Opportunities   Seeks long-term growth of capital. To do this,
      Trust                      the Portfolio invests at least 65% of its total
                                 assets in common stocks of foreign companies of
                                 any size that are selected for their long-term
                                 growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

   Utilities Trust               Seeks capital growth and current income (income
                                 above that available from the Portfolio
                                 invested entirely in equity securities). To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in equity and debt securities of
                                 domestic and foreign companies (including
                                 emerging markets) in the utilities industry.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

   500 Index Trust               Seeks to approximate the aggregate total return
                                 of a broad-based U.S. domestic equity market
                                 index. To do this, the Portfolio invests at
                                 least 80% of its net assets in the common
                                 stocks in the S&P 500(R) index and securities
                                 that as a group will behave in a manner similar
                                 to the index. (4)

   American Fundamental
      Holdings Trust             Seeks long term growth of capital. To do this,
                                 the Portfolio invests primarily in four funds
                                 of the American Funds Insurance Series: Bond
                                 Fund, Growth Fund, Growth-Income Fund, and
                                 International Fund. The Portfolio is permitted
                                 to invest in six other funds of the American
                                 Funds Insurance Series as well as other funds,
                                 investment companies, and other types of
                                 investments.

   American Global
      Diversification Trust      Seeks long term growth of capital. To do this,
                                 the Portfolio invests primarily in five funds
                                 of the American Funds Insurance Series: Bond
                                 Fund, Global Growth Fund, Global Small
                                 Capitalization Fund, High-Income Bond Fund, and
                                 New World Fund. The Portfolio is permitted to
                                 invest in five other funds of the American
                                 Funds Insurance Series as well as other funds,
                                 investment companies, and other types of
                                 investments.

   Core Allocation Trust         Seeks long term growth of capital. To do this,
                                 the Portfolio invests a substantial portion of
                                 its assets in the underlying Portfolio Core
                                 Allocation Plus Trust. The Portfolio is a
                                 fund-of-funds and is authorized to invest in
                                 other underlying Portfolios and investment
                                 companies.

   Core Balanced Trust           Seeks long term growth of capital. To do this,
                                 the Portfolio invests a substantial portion of
                                 its assets in the underlying Portfolio Balanced
                                 Trust. The Portfolio is a fund-of-funds and is
                                 authorized to invest in other underlying
                                 Portfolios and investment companies.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

   Core Disciplined              Seeks long term growth of capital. To do this,
      Diversification Trust      the Portfolio invests a substantial portion of
                                 its assets in the underlying Portfolio
                                 Disciplined Diversification Trust. The
                                 Portfolio is a fund-of-funds and is authorized
                                 to invest in other underlying Portfolios and
                                 investment companies.

   Core Fundamental Holdings     Seeks long term growth of capital. To do this,
      Trust                      the Portfolio invests a substantial portion of
                                 its assets in underlying Portfolios that are
                                 series of the American Funds Insurance Series.
                                 The Portfolio is a fund-of-funds and is
                                 authorized to invest in other underlying
                                 Portfolios and investment companies.

   Core Global Diversification   Seeks long term growth of capital. To do this,
      Trust                      the Portfolio invests a significant portion of
                                 its assets, directly or indirectly through
                                 underlying Portfolios, in securities that are
                                 located outside the U.S. The Portfolio is a
                                 fund-of-funds and is authorized to invest in
                                 other underlying Portfolios and investment
                                 companies.

   Core Strategy Trust           Seeks long term growth of capital; current
   (previously Index             income is also a consideration. To do this, the
      Allocation Trust)          Portfolio invests approximately 70% of its
                                 total assets in underlying Portfolios which
                                 invest primarily in equity securities and
                                 approximately 30% of its total assets in
                                 underlying Portfolios which invest primarily in
                                 fixed income securities.

   Franklin Templeton Founding   Seeks long-term growth of capital. To do this,
      Allocation Trust           the Portfolio invests primarily in three
                                 underlying Portfolios: Global Trust, Income
                                 Trust and Mutual Shares Trust. The Portfolio is
                                 a fund-of-funds and is also authorized to
                                 invest in other underlying Portfolios and
                                 investment companies.

   Lifestyle Aggressive Trust    Seeks long-term growth of capital. Current
      (5)                        income is not a consideration. The Portfolio
                                 operates as a fund-of-funds and normally
                                 invests approximately 100% of its assets in
                                 underlying Portfolios which invest primarily in
                                 equity securities. The subadviser may change
                                 this allocation from time to time.

   Lifestyle Balanced Trust      Seeks a balance between a high level of current
      (5)                        income and growth of capital, with a greater
                                 emphasis on growth of capital. The Portfolio
                                 operates as a fund-of-funds and normally
                                 invests approximately 40% of its assets in
                                 underlying Portfolios which invest primarily in
                                 fixed income securities, and approximately 60%
                                 in underlying Portfolios which invest primarily
                                 in equity securities. The subadviser may change
                                 this allocation from time to time.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

   Lifestyle Conservative        Seeks a high level of current income with some
      Trust (5)                  consideration given to growth of capital. The
                                 Portfolio operates as a fund-of-funds and
                                 normally invests approximately 80% of its
                                 assets in underlying Portfolios which invest
                                 primarily in fixed income securities, and
                                 approximately 20% in underlying Portfolios
                                 which invest primarily in equity securities.
                                 The subadviser may change this allocation from
                                 time to time.

   Lifestyle Growth Trust (5)    Seeks long-term growth of capital. Current
                                 income is also a consideration. The Portfolio
                                 operates as a fund-of-funds and normally
                                 invests approximately 20% of its assets in
                                 underlying Portfolios which invest primarily in
                                 fixed income securities, and approximately 80%
                                 in underlying Portfolios which invest primarily
                                 in equity securities. The subadviser may change
                                 this allocation from time to time.

   Lifestyle Moderate Trust      Seeks a balance between a high level of current
      (5)                        income and growth of capital, with a greater
                                 emphasis on income. The Portfolio operates as a
                                 fund-of-funds and normally invests
                                 approximately 60% of its assets in underlying
                                 Portfolios which invest primarily in fixed
                                 income securities, and approximately 40% in
                                 underlying Portfolios which invest primarily in
                                 equity securities. The subadviser may change
                                 this allocation from time to time.

   Mid Cap Index Trust           Seeks to approximate the aggregate total return
                                 of a mid cap U.S. domestic equity market index.
                                 To do this, the Portfolio invests at least 80%
                                 of its net assets in the common stocks in the
                                 S&P MidCap 400(R) index(4) and securities that
                                 as a group behave in a manner similar to the
                                 index.

   Money Market Trust            Seeks to obtain maximum current income
                                 consistent with preservation of principal and
                                 liquidity. To do this, the Portfolio invests in
                                 high quality, U.S. dollar denominated money
                                 market instruments.

                                 Note: The returns of a Money Market Subaccount in your Contract may become extremely low or possibly negative if the interest rates earned by the underlying Money Market Portfolio are not sufficient to offset Contract expense deductions.

   Pacific Rim Trust             Seeks to achieve long-term growth of capital.
                                 To do this, the Portfolio invests at least 80%
                                 of its net assets in common stocks and
                                 equity-related securities of established,
                                 larger-capitalization non-U.S. companies
                                 located in the Pacific Rim region, including
                                 emerging markets that have attractive long-term
                                 prospects for growth of capital.

   Optimized All Cap Trust       Seeks long-term growth of capital. To do this,
                                 the Portfolio invests at least 65% of its total
                                 assets in equity securities of large-, mid- and
                                 small-cap U.S. companies with strong industry
                                 position, leading market share, proven
                                 management and strong financials.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

   Optimized Value Trust         Seeks long-term capital appreciation. To do
                                 this, the Portfolio invests at least 65% of its
                                 total assets in equity securities of U.S.
                                 companies with the potential for long-term
                                 growth of capital.

   Small Cap Index Trust         Seeks to approximate the aggregate total return
                                 of a small cap U.S. domestic equity market
                                 index. To do this, the Portfolio invests at
                                 least 80% of its net assets in the common
                                 stocks in the Russell 2000(R) Index(6) and
                                 securities that will as a group behave in a
                                 manner similar to the index.

   Total Stock Market Index      Seeks to approximate the aggregate total return
      Trust                      of a broad-based U.S. domestic equity market
                                 index. To do this, the Portfolio invests at
                                 least 80% of its net assets in the common
                                 stocks in the Wilshire 5000(R) Total Market
                                 Index(7) and securities that as a group will
                                 behave in a manner similar to the index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC

   High Income Trust             Seeks high current income; capital appreciation
                                 is a secondary goal. To do this, the Portfolio
                                 invests at least 80% of its net assets in U.S.
                                 and foreign fixed-income securities that are
                                 rated BB/Ba or lower or are unrated
                                 equivalents.

   Strategic Income Trust        Seeks a high level of current income. To do
                                 this, the Portfolio invests at least 80% of its
                                 assets in the following types of securities:
                                 foreign government and corporate debt
                                 securities from developed and emerging markets,
                                 U.S. government and agency securities, and
                                 domestic high-yield bonds.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

   Global Bond Trust             Seeks maximum total return, consistent with
                                 preservation of capital and prudent investment
                                 management. To do this, the Portfolio invests
                                 at least 80% of its net assets in fixed income
                                 instruments that are economically tied to at
                                 least three countries (one of which may be the
                                 U.S.), which may be represented by futures
                                 contracts and options on such securities.

   Real Return Bond Trust        Seeks maximum real return, consistent with
                                 preservation of real capital and prudent
                                 investment management. To do this, the
                                 Portfolio invests at least 80% of its net
                                 assets in inflation-indexed bonds of varying
                                 maturities issued by the U.S. and non-U.S.
                                 governments, their agencies or
                                 instrumentalities and corporations, which may
                                 be represented by forwards or derivatives.

   Total Return Trust            Seeks maximum total return, consistent with
                                 preservation of capital and prudent investment
                                 management. To do this, the Portfolio invests
                                 at least 65% of its total assets in a
                                 diversified portfolio of fixed income
                                 instruments of varying maturities, which may be
                                 represented by forwards or derivatives.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


RCM CAPITAL MANAGEMENT LLC

   Emerging Small Company        Seeks long term capital appreciation. The
      Trust                      Portfolio invests at least 80% of its net
                                 assets in securities of small cap companies.
                                 The subadviser seeks to create an investment
                                 portfolio of growth stocks across major
                                 industry groups.

SsgA FUNDS MANAGEMENT, INC.

   International Equity Index    Seeks to track the performance of a broad-based
      Trust A                    equity index of foreign companies primarily in
                                 developed countries and, to a lesser extent, in
                                 emerging markets. To do this, the Portfolio
                                 invests at least 80% of its assets in
                                 securities listed in the Morgan Stanley Capital
                                 International All Country World Excluding U.S.
                                 Index,8 or American Depository Receipts or
                                 Global Depository Receipts representing such
                                 securities.

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.

   Science & Technology Trust    Seeks long-term growth of capital. Current
                                 income is incidental to the Portfolio's
                                 objective. To do this, the Portfolio invests at
                                 least 80% of its net assets in the common
                                 stocks of companies expected to benefit from
                                 the development, advancement, and/or use of
                                 science and technology.

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust        Seeks to provide long-term growth of capital.
                                 Current income is a secondary objective. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in the common stocks of large and
                                 medium-sized blue chip growth companies that
                                 are well established in their industries.

   Capital Appreciation Value    Seeks long-term capital appreciation. To do
      Trust                      this, the Portfolio invests primarily in common
                                 stocks of established U.S. companies that have
                                 above-average potential for capital growth.
                                 Common stocks typically constitute at least 50%
                                 of the Portfolio's assets. The remaining assets
                                 are invested in other securities, including
                                 convertible securities, corporate and
                                 government debt, foreign securities, futures
                                 and options.

   Equity-Income Trust           Seeks to provide substantial dividend income
   (successor to Classic Value   and also long-term growth of capital. To do
      Trust)                     this, the Portfolio invests at least 80% of its
                                 net assets in equity securities, with at least
                                 65% in common stocks of well-established
                                 companies paying above-average dividends.

   Health Sciences Trust         Seeks long-term capital appreciation. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in common stocks of companies
                                 engaged in the research, development,
                                 production, or distribution of products or
                                 services related to health care, medicine, or
                                 the life sciences.

   Mid Value Trust               Seek long-term capital appreciation. To do
   (successor to Mid Cap Value   this, the Portfolio invests at least 80% of its
      Trust)                     net assets in a diversified mix of common
                                 stocks of mid-size U.S. companies that are
                                 believed to be undervalued by various measures
                                 and offer good prospects for capital
                                 appreciation.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


T. ROWE PRICE ASSOCIATES, INC. (CONTINUED)

   Small Company Value Trust     Seeks long-term growth of capital. To do this,
   (successor to Small Company   the Portfolio invests at least 80% of its net
      Trust)                     assets in small companies whose common stocks
                                 are believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED

   Global Trust                  Seeks long-term capital appreciation. To do
                                 this, the Portfolio invests primarily in the
                                 equity securities of companies located
                                 throughout the world, including emerging
                                 markets.

TEMPLETON INVESTMENT COUNSEL, LLC

   International Value Trust     Seeks long-term growth of capital. To do this,
      (9)                        the Portfolio invests primarily in equity
                                 securities of companies located outside the
                                 U.S., including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

   Global Allocation Trust       Seeks total return, consisting of long-term
                                 capital appreciation and current income. To do
                                 this, the Portfolio invests in equity and fixed
                                 income securities of issuers located within and
                                 outside the U.S. based on prevailing market
                                 conditions.

   Large Cap Trust               Seeks to maximize total return, consisting of
                                 capital appreciation and current income. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in equity securities of U.S. large
                                 capitalization companies whose estimated
                                 fundamental value is greater than its market
                                 value at any given time.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT
INC.)

   Value Trust                   Seeks to realize an above-average total return
                                 over a market cycle of three to five years,
                                 consistent with reasonable risk. To do this,
                                 the Portfolio invests at least 65% of its total
                                 assets in equity securities which are believed
                                 to be undervalued relative to the stock market
                                 in general.

WELLINGTON MANAGEMENT COMPANY, LLP

   Core Allocation Plus Trust    Seeks to provide total return, consisting of
                                 long-term capital appreciation and current
                                 income. To do this, the Portfolio invests in
                                 equity and fixed income securities of issuers
                                 located within and outside the U.S. The
                                 Portfolio allocates its assets between fixed
                                 income securities and equity securities based
                                 upon the subadviser's targeted asset mix, which
                                 may change over time.

   Investment Quality Bond       Seeks to provide a high level of current income
      Trust                      consistent with the maintenance of principal
                                 and liquidity. To do this, the Portfolio
                                 invests at least 80% of its net assets in bonds
                                 rated investment grade, focusing on corporate
                                 bonds and U.S. government bonds with
                                 intermediate to longer term maturities.

   Mid Cap Intersection Trust    Seeks long-term growth of capital. To do this,
                                 the Portfolio invests at least 80% of its net
                                 assets in equity securities of medium-sized
                                 companies with significant capital appreciation
                                 potential.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.


The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


WELLINGTON MANAGEMENT COMPANY, LLP (CONTINUED)

   Mid Cap Stock Trust           Seeks long-term growth of capital. To do this,
                                 the Portfolio invests at least 80% of its net
                                 assets in equity securities of medium-sized
                                 companies with significant capital appreciation
                                 potential.

   Natural Resources Trust       Seeks long-term total return. To do this, the
                                 Portfolio invests at least 80% of its net
                                 assets in equity and equity-related securities
                                 of natural resource-related companies
                                 worldwide, including emerging markets.

   Small Cap Growth Trust        Seeks long-term capital appreciation. To do
   (successor to Emerging        this, the Portfolio invests at least 80% of its
      Growth Trust and Small     net assets in small-cap companies that are
      Cap Trust)                 believed to offer above-average potential for
                                 growth in revenues and earnings.

   Small Cap Value Trust         Seeks long-term capital appreciation. To do
                                 this, the Portfolio invests at least 80% of its
                                 net assets in small-cap companies that are
                                 believed to be undervalued.

WELLS CAPITAL MANAGEMENT, INCORPORATED

   Core Bond Trust               Seeks total return consisting of income and
                                 capital appreciation. To do this, the Portfolio
                                 invests at least 80% of its net assets in a
                                 broad range of investment grade debt
                                 securities, including U.S. Government
                                 obligations, corporate bonds, mortgage- and
                                 other asset-backed securities and money market
                                 instruments.

   U.S. High Yield Bond Trust    Seeks total return with a high level of current
                                 income. To do this, the Portfolio invests at
                                 least 80% of its net assets in U.S. corporate
                                 debt securities that are below investment
                                 grade, including preferred and other
                                 convertible high yield securities.

WESTERN ASSET MANAGEMENT COMPANY

   High Yield Trust(10)          Seeks to realize an above-average total return
                                 over a market cycle of three to five years,
                                 consistent with reasonable risk. To do this,
                                 the Portfolio invests at least 80% of its net
                                 assets in high yield securities, including
                                 corporate bonds, preferred stocks and U.S.
                                 Government and foreign securities.

   Strategic Bond Trust(10)      Seeks a high level of total return consistent
                                 with preservation of capital. To do this, the
                                 Portfolio invests at least 80% of its net
                                 assets in fixed income securities across a
                                 range of credit qualities and may invest a
                                 substantial portion of its assets in
                                 obligations rated below investment grade.

   U.S. Government Securities    Seeks to obtain a high level of current income
      Trust                      consistent with preservation of capital and
                                 maintenance of liquidity. To do this, the
                                 Portfolio invests at least 80% of its net
                                 assets in debt obligations and mortgage-backed
                                 securities issued or guaranteed by the U.S.
                                 government, its agencies or instrumentalities.

                   BLACKROCK VARIABLE SERIES FUNDS, INC. (11)
    We show the Portfolio's manager in bold above the name of the Portfolio.

BLACKROCK ADVISORS, LLC

   BlackRock Basic Value V. I.   The investment objective of the Portfolio is to
      Fund(12)                   seek capital appreciation and, secondarily,
                                 income.

   BlackRock Value               The investment objective of the Portfolio is to
      Opportunities V. I. Fund    seek long-term growth of capital.
      (12)

   BlackRock Global Allocation   The investment objective of the Portfolio is to
      V. I. Fund(13)              seek high total investment return.

                         PIMCO VARIABLE INSURANCE TRUST
    We show the Portfolio's manager in bold above the name of the Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY

PIMCO VIT All Asset Portfolio    Seeks maximum real return consistent with
                                 preservation of real capital and prudent
                                 investment management. The portfolio is a
                                 fund-of-funds and normally invests
                                 substantially all its assets in Institutional
                                 Class shares of the underlying PIMCO
                                 portfolios.

(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.

(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.

(4) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million to $4.6 billion.

(5) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(6) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $3.2 million to $3.7 billion.

(7) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2008, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from $1 million to $385 billion.

(8) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.

(9) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

(10) High Yield Trust and Strategic Bond Trust are sub-subadvised by Western Asset Management Company Limited.

(11) Not available to Contracts issued on or after January 28, 2002.

(12) Deutsche Investment Management Americas is the Investment Advisor for the portfolio and Aberdeen Asset Management Inc. is the subadvisor.

(13) Deutsche Investment Management Americas is the Investment Advisor for the portfolio and Northern Trust Investments, N.A. is the subadvisor.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types" or you may request a copy of the Statement of Additional Information). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

Eligibility Restrictions

SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless
(a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive an Information Sharing Agreement and a Certificate of Compliance and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.

For more information regarding Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

BENEFICIARY IRAS. Effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor will we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that would otherwise have been available under the Contract (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" to determine what optional benefits would have been available).

We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

ACCUMULATION PERIOD PROVISIONS

We impose limits on the minimum amount of Additional Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $25,000. The table below shows the minimum amount we require for Additional Purchase Payments. We do not permit Additional Purchase Payments for John Hancock New York Contracts purchased before March, 2003. Additional Purchase Payments, where permitted, generally may be made at any time during the Accumulation Period and must be in U.S. dollars.

                                               Minimum Additional Purchase Payment
                   --------------------------------------------------------------------------------------------
                                                   JOHN HANCOCK USA CONTRACTS      JOHN HANCOCK NY CONTRACTS
                     JOHN HANCOCK USA CONTRACTS       PURCHASED ON OR AFTER     PURCHASED ON OR AFTER FEBRUARY,
TYPE OF CONTRACT   PURCHASED BEFORE AUGUST, 2004         FEBRUARY, 2007                      2007
----------------   -----------------------------   --------------------------   -------------------------------
Nonqualified                   $1000                           $30                            $30
Qualified                      $  30                           $30                            $30

We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a

GMWB Rider. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits - Restrictions on Additional Purchase Payments." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in
Section 403(b) Qualified Plans, you may request a copy of the Statement of Additional Information from the Annuities Service Center.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchased your Contract through a 1035 exchange or a qualified plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to John Hancock USA's receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;

     - You purchased more than one new Contract and such Contracts could not have been combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;

     - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000; or

     - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three in New York) in which no Purchase Payments have been made, if both:

     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments for a JHUSA Contract at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

     - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period.

Where (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions" below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading on the New York Stock Exchange (usually 4 p.m.) as a

SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another variable investment option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider, see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

We automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    any loss or theft of your password; or

     -    any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing Programs.

Special Transfer Services - Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose (the "DCA Source Fund(s)"), to other Variable Investment Options (the "Destination Funds") until the amount in the DCA Source Fund is exhausted. You may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.

If the interest rate guaranteed for the DCA program is stated as an annual figure, you should be aware that the actual effective yield will be substantially lower than the stated rate, based on your DCA account balance diminishing through monthly transfers. For example, a deposit of $100,000 into a 12 month DCA account at a stated annual rate of 7% with transfers beginning immediately will yield $3,130.07 (or 3.13%) in interest rather than $7,000 (7%) at the end of the year. A deposit of $100,000 into a 6 month DCA account at a stated annual rate of 5% with transfers beginning immediately will yield $1,019.21 (or 1.02%) in interest rather than $5,000 (5%) at the end of the year.

From time to time, we may offer special DCA programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA program.

You should consult with your financial professional to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services -Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program). You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

You may withdraw all or a portion of your Contract Value, but may incur tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans (including unpaid interest) and any applicable Rider charge, tax or administration fee, and any applicable withdrawal charge for John Hancock USA Contracts issued prior to November 1, 1996. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options" later in this chapter.


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture Vision(R) variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.


We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.


TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see VII: "Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information).

Signature Guarantee Requirements for Surrenders and Partial Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - you are requesting that we mail the amount withdrawn to an alternate address; or

     - you have changed your address within 30 days of the withdrawal request; or

     -    you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

You may make systematic "Income Plan" withdrawals.

Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 20% of the Purchase Payment(s) made. If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of withdrawal charges. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. We do not charge a fee to participate in the IP program.

Special Withdrawal Services - The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read Appendix D: "Pre-authorized Withdrawals - The Income Made Easy Program" for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns optional benefit Riders that may provide guaranteed withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

If you die during the Accumulation Period, we distribute death benefits that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date. Under most Contracts, we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these Contracts, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:

     -    You, the Owner, are the Annuitant; or

     - We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.

We use the term OWNER-DRIVEN when we describe death benefits under these versions of the Contracts.

Under an older version of the Contracts (VV CONTRACTS), however, we determine a death benefit on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner during the Accumulation Period. We use the term ANNUITANT-DRIVEN when we describe death benefits under this version of the Contracts. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Nonqualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). Under such an Annuitant-driven Contract, we treat a change in the Annuitant or any co-Annuitant as the death of the Owner and distribute Contract Value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we will reduce the amount by charges which would otherwise apply upon withdrawal. If a Nonqualified Contract has both an individual and a non-individual Owner, we will determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.

The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation Period.

AMOUNT OF DEATH BENEFIT. The death benefit under Owner-driven and
Annuitant-driven Contracts is the greater of:

     -    the Contract Value; or

     - the respective minimum death benefit described in the following "Tables of Minimum Death Benefits."

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any optional enhanced death benefit that you may have purchased.

 TABLE OF MINIMUM DEATH BENEFITS FOR PREVIOUSLY ISSUED OWNER - DRIVEN CONTRACTS

        PREVIOUSLY ISSUED
         VISION CONTRACT                                                   PRINCIPAL FEATURES
----------------------------------  ------------------------------------------------------------------------------------------------
Venture Vision(R) Contracts issued  The minimum death benefit equals the sum of all Purchase Payments made less any amounts deducted
after February 12, 2007 by John     in connection with partial withdrawals. (1)
Hancock USA or by John Hancock
New York

Venture Vision(R) Contracts issued  Oldest Owner   We limit the minimum death benefit to $10 million.
by John  Hancock USA after June     less than
2, 2003 until February 11, 2007     age 81 at      If any Owner dies on or prior to their 85th birthday, the minimum death benefit
(benefits subject to state          issue          equals the excess of (i) over (ii), where:
availability)(2)                                   (i) equals the sum of each Purchase Payment accumulated daily, at the equivalent of 5% per year, starting on the date each Purchase Payment is allocated to a
                                                   Contract; and
                                                   (ii) equals the sum of any amounts deducted in connection with partial withdrawals, accumulated daily at the equivalent of 5% per year, starting on the date each such deduction occurs. The minimum death benefit is subject to a maximum of two times the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

                                                   If any Owner dies after their 85th birthday, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

                                    Oldest Owner   We limit the minimum death benefit to $10 million.
                                    age 81 or
                                    more at issue  The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

Venture Vision(R) Contracts issued  Oldest Owner   If any Owner dies on or prior to their 85th birthday, the minimum death benefit
by John Hancock USA in HI, MA,      less than      equals the excess of (i) over (ii), where:
MN, VT, and WA, and in other        age 81 at      (i) equals the sum of each Purchase Payment accumulated daily, at the equivalent
states before June 2, 2003          issue          of 5% per year, starting on the date each Purchase Payment is allocated to a
(benefits vary by state)(3)                        Contract up to a maximum accumulated value for each Purchase Payment of two times the amount of that Purchase Payment; and
                                                   (ii) equals the sum of any amounts deducted in connection with partial withdrawals, accumulated daily at the equivalent of 5% per year, starting on the date each such deduction occurs, up to a maximum deduction for each partial withdrawal of two times the amount of that withdrawal.

                                                   If any Owner dies after their 85th birthday, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

 TABLE OF MINIMUM DEATH BENEFITS FOR PREVIOUSLY ISSUED OWNER - DRIVEN CONTRACTS

        PREVIOUSLY ISSUED
         VISION CONTRACT                                                   PRINCIPAL FEATURES
----------------------------------  ------------------------------------------------------------------------------------------------
                                    Oldest Owner   The minimum death benefit equals the Contract Value less any applicable
                                    age 81 or      withdrawal charges at the time of payment of death benefits.
                                    more at issue

Venture Vision(R) Contracts Issued  Oldest Owner   During the first Contract Year, the minimum death benefit equals the total amount
by John Hancock New York before     less than      of Purchase Payments less any amounts deducted in connection with partial
February 12, 2007                   age 81 at      withdrawals.
                                    issue
                                                   During any subsequent Contract Year, the minimum death benefit is the death benefit on the last day of the previous Contract Year ending just prior to the
                                                   Owner's, plus any Purchase Payments made and less any amounts deducted in connection with partial withdrawals since then. If any Owner dies after his or her 81st birthday, however, the minimum death benefit equals the death benefit on the last day of the Contract Year ending just prior to the Owner's 81st birthday, less any amounts deducted in connection with partial withdrawals.

                                    Oldest Owner   The minimum death benefit equals the total amount of Purchase Payments less any
                                    age 81 or      amounts deducted in connection with partial withdrawals.
                                    more at issue

NOTES TO TABLE OF MINIMUM DEATH BENEFITS FOR PREVIOUSLY ISSUED OWNER-DRIVEN CONTRACTS.

(1) We reduce the minimum death benefit proportionally in connection with partial withdrawals.

(2) The benefits described do not apply to Contracts issued (a) in HI, MA, MN, NY & VT; (b) for Contracts issued prior to July 25, 2003 in Illinois; and
     (c) for Contracts issued prior to June 2, 2003 in all other states. We reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.

(3) The benefits described apply to Contracts issued (a) in HI, MA, MN, NY & VT; (b) for Contracts issued prior to July 25, 2003 in Illinois; and (c) for Contracts issued prior to June 2, 2003 in all other states. We will also reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.

        TABLE OF MINIMUM DEATH BENEFITS FOR PREVIOUSLY ISSUED ANNUITANT -
                                 DRIVEN CONTRACTS

        PREVIOUSLY ISSUED
VENTURE VISION(R) CONTRACT VERSION                                           PRINCIPAL FEATURES
----------------------------------  ------------------------------------------------------------------------------------------------
VV CONTRACTS (issued in WA and      Last           If the last surviving Annuitant dies on or before the month following his or her
issued elsewhere between April      surviving      85th birthday, the minimum death benefit equals the excess of (i) over (ii),
1993 and March 1998, subject to     Annuitant      where:
state availability)                 less than      (i) equals the sum of each Purchase Payment accumulated daily, at the equivalent
                                    age 81 at      of 5% per year, starting on the date each Purchase Payment is allocated to a
                                    issue          Contract up to a maximum accumulated value for each Purchase Payment of two times the amount of that Purchase Payment;  and
                                                   (ii) equals the sum of each withdrawal or annuitized amount, including withdrawal charges, accumulated daily at the equivalent of 5% per year, starting on the date of each withdrawal or annuitization, up to a maximum of two times each such withdrawal or annuitized amount.
                                                   If the last surviving Annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit equals the total amount of
                                                   Purchase Payments less any amounts deducted in connection with partial withdrawals.

                                    Last           The minimum death benefit equals the total amount payable upon total withdrawal.
                                    surviving
                                    Annuitant
                                    age 81 or
                                    greater at
                                    issue

All Annuitant-driven Contracts      Death of       We will pay the death benefit, less any Debt, to the Beneficiary upon the death
                                    Annuitant      of the Annuitant if the Owner is not the Annuitant and the Annuitant dies before
                                    who is not     the Owner and before the Annuity Commencement Date. If there is more than one
                                    the Owner      such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner and before the
                                                   Annuity Commencement Date. The death benefit will be paid either as a lump sum in accordance with our current administrative procedures or in accordance with any of the distribution options available under the Contract. An election to receive the death benefit under an Annuity Option must be made within 60 days after the date on which the death benefit first becomes payable. (In general, a Beneficiary who makes such an election will nonetheless be treated for federal income tax purposes as if he or she had received the minimum death benefit.)

                                    Death of       We will pay the death benefit, less any Debt, to the Beneficiary if the Owner is
                                    Annuitant      the Annuitant, dies before the Annuity Commencement Date and is not survived by a
                                    who is the     co-Annuitant. We will transfer the interest in the Contract to a successor or
                                    Owner          surviving Owner (the person, persons or entity entitled to become the Owner), instead of the Beneficiary, if the deceased Owner is survived by a co-Annuitant.

                                    Death of       If the Owner is not the Annuitant and dies before the Annuity Commencement Date
                                    Owner who is   and before the last surviving Annuitant, we will transfer the interest in the
                                    not the        Contract to a successor or surviving Owner (the person, persons or entity
                                    Annuitant      entitled to become the Owner), instead of the Beneficiary.

        TABLE OF MINIMUM DEATH BENEFITS FOR PREVIOUSLY ISSUED ANNUITANT -
                                 DRIVEN CONTRACTS

        PREVIOUSLY ISSUED
VENTURE VISION(R) CONTRACT VERSION                                           PRINCIPAL FEATURES
----------------------------------  ------------------------------------------------------------------------------------------------
                                    "Interest in   The amount of the "interest in the Contract" that we transfer to a surviving or the Contract"  successor Owner will depend on the age of the Owner when we issue a Contract. If the deceased Owner had not attained age 81 on the Contract's issue date, the
                                                   "interest in the Contract" equals the Contract Value. If the deceased Owner was age 81 or older on the Contract's issue date, the "interest in the Contract" also equals the Contract Value, but the interest may be subject to applicable withdrawal charges when any amounts are actually paid.

DETERMINATION OF DEATH BENEFIT. We determine the death benefit and any "interest in the Contract" on the date we receive written notice and "proof of death", as well as all required claims forms from all beneficiaries, at the applicable Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at the applicable Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Nonqualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your tax advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix B: "Qualified Plan Types").

In designating beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

Except as otherwise stated in the "Tables of Minimum Death Benefits," above, we will pay the death benefit to the Beneficiary if any Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


Upon request, the death benefit may be taken in the form of a lump sum. In that case, we will pay death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following and as may be stated otherwise in the "Table of Minimum Death Benefits":

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     -    No Additional Purchase Payments may be made.

     -    Withdrawal charges will be waived for all future distributions.

     - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act ("DOMA"), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.

     - If the Beneficiary is not the deceased Owner's spouse (as defined by DOMA), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

     - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.

The federal Defense of Marriage Act ("DOMA") does not recognize civil union or same-sex marriage partners as "spouses." Therefore, the federal tax treatment available to spouses who fall within the DOMA definition may not be available to civil union or same-sex marriage partners. However, state law may extend to civil union and same-sex marriage partners some or all of the benefits (other than federal tax benefits) accorded to spouses that fall under the DOMA definition. See the Statement of Additional Information for a table that identifies these states. See your qualified tax advisor and/or financial professional for information on DOMA and your state's treatment of civil unions and same-sex marriage.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefit Riders" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:

ANNUAL STEP-UP DEATH BENEFIT. (Not offered prior to February, 2007) Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint Owner) reach 81 years old. Where available, the Annual Step-Up Death Benefit Rider could only be elected when you purchased a Contract, and cannot be revoked once elected, You could not purchase the Annual Step-Up Death Benefit Rider, however, if you (or any joint Owner) were age 80 or older at that time.


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TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York or Washington) John
Hancock USA offered the Triple Protection Death Benefit Rider between December, 2003 and December, 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount, which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change.

NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Distributions may be required from Qualified Contracts before the Maturity Date. (See "VII. Federal Tax Matters.")

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:

     - the Maturity Date for Contracts issued prior to February 12, 2007 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary; and

     - the Maturity Date for Contracts issued on and after February 12, 2007 is the first of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any unpaid loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed, annuity payments at the Annuity Commencement Date. We will determine annuity payments based on the Investment Account Value of each Investment Option on that date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.


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Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 4: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 5: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit ("GMWB") Riders (i.e., an Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a GMWB Rider, you may have selected the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.



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GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This
Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Rider. For each of the Income Plus For Life - Joint Life Riders, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus For Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:


     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, a Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:


     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.


GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:


     - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.


GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This option is available only if:

     - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and

     - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.


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This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Bases (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:


     - the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, or the Principal Returns Rider that you purchased with your Contract; or

     - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.


FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a x {1 - ((b / c) / d)}, where:

     a equals the number of Annuity Units used to determine future payments before the commutation;

     b equals the dollar amount requested to be paid out as part of the commutation;

     c equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     d    equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

You will not be able to make any additional withdrawals under a Contract with a GMWB Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period" earlier in this chapter), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable


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to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a variable annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base variable annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" earlier in this chapter). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account (see "Net Investment Factor" earlier in this chapter) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate (4% for VV Contracts) into the annuity tables in a Contract used to determine the first Variable Annuity payment.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


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We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional GMWB Rider and the last surviving Covered Person dies. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract within the permitted time.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any unpaid loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under a Contract, the Beneficiary is the Contract Owner.

In the case of Nonqualified Contracts, Ownership of a Contract may be changed or a Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the Ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract Value for federal tax purposes. A collateral assignment will be treated as a distribution from a Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, Ownership of a Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under a Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center.. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA Program (see "Special Transfer Services-Dollar Cost Averaging Program" earlier in this chapter for details). If you purchased a John Hancock USA Contract prior to January 22, 2002, you may have elected a one-year Fixed Investment Option. However, you may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased your Contract on or after January 22, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.

A one-year Fixed Investment Option was available for John Hancock New York Contracts issued before March 2003, in addition to the DCA Fixed Investment Option.


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

A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA Program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals" above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters." Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. See Appendix B "Qualified Plan Types."

LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007 in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified Contracts - Loans" below. See "VII. Federal Tax Matters - Qualified Contracts - Loans." THE LOAN PRIVILEGE IS NOT AVAILABLE IF YOU ELECTED A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.

CHARGES. No asset based charges are deducted from Fixed Investment Options.


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

                           VI. Charges and Deductions

Charges and deductions under the Contracts are assessed against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the fees charged for Optional Benefits, please see "III. Fee Tables," Appendix C: "Optional Enhanced Death Benefit Riders," and Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits."

WITHDRAWAL CHARGES

(Applicable only to John Hancock USA Contracts issued prior to November 1996)

If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years. NO WITHDRAWAL CHARGE WILL BE IMPOSED ON WITHDRAWALS FROM CONTRACTS ISSUED ON OR AFTER NOVEMBER 1, 1996. There is never a withdrawal charge with respect to earnings accumulated in the Contract, certain other free withdrawal amounts described below or Purchase Payments that have been in the Contract more than three complete Contract Years. In no event may the total withdrawal charges exceed 3% of the amount invested. The amount of the withdrawal charge and when it is assessed are discussed below.

Each withdrawal from the Contract is allocated first to the "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). In any Contract Year, the free Withdrawal Amount for that year is the greater of:

     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).

Withdrawals allocated to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. The free withdrawal amount will be applied to a requested withdrawal, first, to withdrawals from Variable Investment Options and then to withdrawals from the one-year Fixed Investment Option.

If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request that has been in the Contract for less than three years is subject to a withdrawal charge of 3% as shown below.

    Maximum Withdrawal Charge for John Hancock USA Contracts issued prior to
                                 November, 1996
           (from date of payment, as a percentage of Purchase Payment)

First Year    3%
Second Year   3%
Third Year    3%
Thereafter    0%

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account minus any applicable withdrawal charge.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administrative fees may also be recovered from such other sources.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.


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

There are or may be situations (see "Reduction or Elimination of Charges and Deductions" below), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge."

ASSET BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct on an annual basis from each Sub-Account a daily fee, in an amount equal to 0.15% of the value of each Variable Investment Option as an administration fee. The fee is designed to help compensate us for administering the Contracts and operating the Separate Accounts. Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees.

Distribution Fee

A daily fee in an amount equal to 0.25% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into a Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit. The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 1.25% (1.30% for Contracts issued after February 12, 2007) of the value of the variable Investment Accounts on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. Under the Period Certain Only Annuity Options, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning Programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.

In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                                   PREMIUM TAX RATE(1)
                     --------------------------------------------
STATE OR TERRITORY   QUALIFIED CONTRACTS   NONQUALIFIED CONTRACTS
------------------   -------------------   ----------------------
CA                          0.50%               2.35%
GUAM                        4.00%               4.00%
ME(2)                       0.00%               2.00%
NV                          0.00%               3.50%
PR                          1.00%               1.00%
SD(2)                       0.00%               1.25%(3)
TX(4)                       0.04%               0.04%
WV                          1.00%               1.00%
WY                          0.00%               1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

(4)  Referred to as a "maintenance" tax.


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

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT --FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit ("GMWB") Rider, using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Conversions and Rollovers to Roth IRAs" below for additional information on the impact on withdrawals of tax withholding pursuant to a conversion to a Roth IRA.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a tax advisor for information on any optional benefit Riders.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to


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

change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year are treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.


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Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of


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ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Exchanges of Annuity Contracts


We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit.)


If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)

The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used


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in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.

TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).

Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.

In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.

If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.

The Act does not change:

     - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and

     -    any RMD for calendar years after 2009.

In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.

Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.


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You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.

Call or write us at the Annuities Service Center listed on page ii of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.

Please consult your tax advisor to determine how the Act affects your RMDs.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 or the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:

     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or

     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000


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and (ii) you are not a married tax payer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section


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403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless
(a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans

We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a GMWB Rider.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix B or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.


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                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "V. Description of the Contract - Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

We pay compensation for sales of the Contracts.

DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Portfolios of the Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").


We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation.

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 2.5% of Purchase Payments (3.00% for Contracts issued on and after February 12, 2007). In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments (1.50% for Contracts issued on and after February 12, 2007). The greater the amount paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under a Contract (see "VI. Charges and Deductions").

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2008, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.


In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management Program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

Statement of Additional Information

Table of Contents

General Information and History...........................................    1
Accumulation Unit Value Tables............................................    1
Services..................................................................    1
   Independent Registered Public Accounting Firm..........................    1
   Servicing Agent........................................................    1
   Principal Underwriter..................................................    1
   Special Compensation and Reimbursement Arrangements....................    2
State Variations Regarding Recognition of Same-Sex Couples................    5
Qualified Plan Types......................................................    6
Legal and Regulatory Matters..............................................   10
Appendix A: Audited Financial Statements..................................  A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

Statement of Additional Information

Table of Contents
General Information and History...........................................    1
Accumulation Unit Value Tables............................................    1
Services..................................................................    1
   Independent Registered Public Accounting Firm..........................    1
   Servicing Agent........................................................    1
   Principal Underwriter..................................................    1
   Special Compensation and Reimbursement Arrangements....................    2
State Variations Regarding Recognition of Same-Sex Couples................    5
Qualified Plan Types......................................................    6
Legal and Regulatory Matters..............................................   10
Appendix A: Audited Financial Statements..................................  A-1

Financial Statements

The Statements of Additional Information also contain the Company's financial statements as of the years ended 2007 and 2008, and its Separate Accounts' financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge
        (for John Hancock USA Contracts Issued prior to November 1, 1996)

Effective November 1, 1996, no withdrawal charge will be imposed on withdrawals from Contracts.

EXAMPLE 1 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total Purchase Payments made under the Contract less any prior partial withdrawals in that Contract Year.

                                                                                             WITHDRAWAL CHARGE
                                                                                             -----------------
CONTRACT YEAR   HYPOTHETICAL CONTRACT VALUE   FREE WITHDRAWAL AMOUNT   PAYMENTS LIQUIDATED    PERCENT   AMOUNT
-------------   ---------------------------   ----------------------   -------------------   --------   ------
      1                55,000                      5,000(1)               50,000                3%       1,500
      2                50,500                      5,000(2)               45,500                3%       1,365
      3                60,000                     10,000(3)               50,000                3%       1,500
      4                70,000                     20,000(4)               50,000                0%           0

(1) In the first Contract Year the earnings under the Contract and 10% of Purchase Payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 Purchase Payment is liquidated and the withdrawal charge is assessed against such liquidated Purchase Payment (Contract Value less free withdrawal amount).

(2) In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of Purchase Payments, therefore the free withdrawal amount is equal to 10% of Purchase Payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to Purchase Payments liquidated (Contract Value less free withdrawal amount).

(3) In the example for the third Contract Year, the accumulated earnings of $10,000 is greater than 10% of Purchase Payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the Purchase Payments liquidated (Contract Value less free withdrawal amount).

(4) There is no withdrawal charge on any Purchase Payments liquidated that have been in the Contract for at least 3 years.

EXAMPLE 2 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated Purchase Payments (accumulated earnings), or 10% of Purchase Payments less 100% of all prior withdrawals in that Contract Year.

                                                                                                             WITHDRAWAL CHARGE
                                                                                                            ------------------
HYPOTHETICAL CONTRACT VALUE   PARTIAL WITHDRAWAL REQUESTED   FREE WITHDRAWAL AMOUNT   PAYMENTS LIQUIDATED    PERCENT    AMOUNT
---------------------------   ----------------------------   ----------------------   -------------------   ---------   ------
           65,000                        2,000                       15,000(1)                    0               3%       0
           49,000                        5,000                        3,000(2)                2,000               3%      60
           52,000                        7,000                        4,000(3)                3,000               3%      90
           44,000                        8,000                            0(4)                8,000               3%     240

(1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free withdrawal amount so no Purchase Payments are liquidated and no withdrawal charge applies.

(2) The Contract has negative accumulated earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of Purchase Payments less all prior withdrawals. Since $2,000 has already been withdrawn earlier in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in Purchase Payments being liquidated. The remaining unliquidated Purchase Payments are $48,000.

(3) The Contract has increased in value to $52,000. The unliquidated Purchase Payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of Purchase Payments less prior withdrawals ($5,000 - $2,000 - $5,000 < 0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in Purchase Payments being liquidated. The remaining unliquidated Purchase Payments are $45,000.

(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of Purchase Payments ($5,000) has already been utilized. The full amount of $8,000 will result in Purchase Payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of Purchase Payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types

              PLAN TYPE
------------------------------------ -----------------------------------------------------------------------------------------------
          TRADITIONAL IRAS           Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code. In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.

              ROTH IRAS              Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a
                                     Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.

          SIMPLE IRA PLANS           In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE
                                     IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

 SIMPLIFIED EMPLOYEE PENSIONS (SEP - Section 408(k) of the Code allows employers to establish simplified employee pension plans for
                IRAs)                their employees, using the employees' IRAs for such purposes, if certain criteria are met.
                                     Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

  SECTION 403(b) QUALIFIED PLANS OR  Section 403(b) of the Code permits public school employees and employees of certain types of
       TAX-SHELTERED ANNUITIES       tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-sheltered annuities."
                                     We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances.

 CORPORATE AND SELF-EMPLOYED PENSION Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of
  AND PROFIT-SHARING PLANS (H.R. 10  tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act
             AND KEOGH)              of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

DEFERRED COMPENSATION PLANS OF STATE Section 457 of the Code permits employees of state and local governments and tax-exempt
AND LOCAL GOVERNMENTS AND TAX-EXEMPT organizations to defer a portion of their compensation without paying current taxes. The
            ORGANIZATIONS            employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

For more detailed information about these plan types, you may request a Statement of Additional Information.

               Appendix C: Optional Enhanced Death Benefit Riders

This Appendix provides a general description of two optional enhanced death benefit Riders:

     - Annual Step-Up Death Benefit - not offered for Contracts issued prior to February 12, 2007; and

     - Triple Protection Death Benefit - not offered by John Hancock New York or by John Hancock USA for Contracts issued prior to December 8, 2003.

These Riders were not available at all times or in all jurisdictions. Where available, you could only elect the Rider at the time you purchased a Contract. If you purchased an optional benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any optional benefit Riders applicable to your Contract. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

ANNUAL STEP-UP DEATH BENEFIT

If you elected the optional Annual Step-Up Death Benefit Rider, we impose an additional charge of 0.20% of the value of the Variable Investment Options. The Annual Step-Up Death Benefit Rider only is available for Contracts issued on or after February 12, 2007. If you elected the Annual Step-Up Death Benefit Rider, the oldest Owner of a Contract could not be age 80 or older on the effective date of the Rider. (We impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider.)

Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:

     - the death benefit described under "Death Benefit During Accumulation Period"; or

     -    the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) times (b) where:

     (a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

     (b) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step-Up Death Benefit. In determination of the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit

The optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the Optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the optional Annual Step-Up Death Benefit) as the new Owner.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account for the Annual Step-Up Death Benefit.

Qualified Plans

If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types "). Please consult your tax advisor.

The addition of the Annual Step-Up Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.

TRIPLE PROTECTION DEATH BENEFIT

(Not offered in New York or Washington)

If you elected the optional Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract's Maturity Date, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an "Enhanced Earnings Death Benefit Factor" plus the greatest of:

     -    the Contract Value;

     -    the Return of Purchase Payments Death Benefit Factor;

     -    the Annual Step-Up Death Benefit Factor; or

     -    the Graded Death Benefit Factor.

We deduct any Debt under your Contract from the amount described above.

Enhanced Earnings Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals. The maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume a single Purchase Payment of $100,000 is made into the Contract, no Additional Purchase Payments are made and there are no partial withdrawals. Assume the Contract Value on the date the Triple Protection Death Benefit is determined is equal to $175,000:

     -    Earnings Basis is equal to 150% of $100,000 or $150,000.

     - Earnings is equal to $175,000 minus $150,000 or $25,000. Note that for purposes of Triple Protection Death Benefit, Earnings are always less than the excess of account value over payments. In this example, they are less than $75,000 (or $175,000 minus $100,000).

The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000 or $12,500.

Return of Purchase Payments Death Benefit Factor

The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals.

Annual Step-Up Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary.

Graded Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

     1) is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

  NUMBER OF COMPLETE YEARS
PAYMENT HAS BEEN IN CONTRACT   PAYMENT MULTIPLIER*
----------------------------   -------------------
              0                       100%
              1                       110%
              2                       120%
              3                       130%
              4                       140%
              5                       150%

* If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. THUS, FOR PURCHASE PAYMENTS MADE ON OR AFTER THE OLDEST OWNER REACHES ATTAINED AGE 71, THE BENEFIT PROVIDED BY THE GRADED DEATH BENEFIT FACTOR IS EQUAL TO THE BENEFIT PROVIDED BY THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR.

     2) is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

The Triple Protection Death Benefit Factors are separate and distinct from similarly named terms, such as "Annual Step-Up Death Benefit" that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.

Withdrawal Reductions

If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Determination and Distribution of Triple Protection Death Benefit

We determine the death benefit paid under Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in good order.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:

     - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract.

     - In determining the "Enhanced Earnings Death Benefit" Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor.

     - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Investment Options

At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY YOU IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

Termination of Triple Protection Death Benefit Rider

The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:

     -    the date the Contract terminates;

     -    the Maturity Date; or

     - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Determination of Triple Protection Death Benefit Fee

Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Triple Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:

     -    Income Plus For Life 12.08 Series:

          -    Income Plus For Life 12.08

          -    Income Plus For Life - Joint Life 12.08

     -    Income Plus For Life (Quarterly Step-Up Review) Series

          -    Income Plus For Life (Quarterly Step-Up Review)

          -    Income Plus For Life - Joint Life (Quarterly Step-Up Review)

     -    Income Plus For Life (Annual Step-Up Review) Series*

          -    Income Plus For Life (Annual Step-Up Review)

          -    Income Plus For Life - Joint Life (Annual Step-Up Review)

* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life
     - Joint Life."

PRINCIPAL PLUS FOR LIFE SERIES RIDERS

     -    Principal Plus for Life

     -    Principal Plus for Life Plus Automatic Annual Step-Up

     -    Principal Plus for Life Plus Spousal Protection

PRINCIPAL PLUS RIDER

PRINCIPAL RETURNS RIDER

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.




GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.

For Riders issued with Nonqualified Contracts:

     -    both spouses must be named as co-Owners of the Contract; or

     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

     -    the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see "V. Description of the Contract - Impact of Divorce"). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:

     - the Rider was available for sale in the state where the Contract was sold;

     - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and

     - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any GMWB Rider at our sole discretion. Once you elect a GMWB Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make any of the Income Plus For Life Series, Principal Plus (for Qualified Contracts), Principal Plus for Life Series, or Principal Returns Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.


ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. We may from time to time provide you with an opportunity to exchange an existing GMWB Rider to your Contract for another optional GMWB Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners, and we provide no assurance that we will provide such an opportunity in the future.


CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying the states where currently allowed.

Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:

     -    on the date we determine the death benefit;

     - after the Annuity Commencement Date at the time an Annuity Option begins; or

     -    at full surrender of the Contract; or

     - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the

Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

Restrictions on Additional Purchase Payments

If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the restricted Model Allocations for which you may be eligible (see "Restricted Model Allocations" below).

Subject to our restrictions on frequent trading:

     - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or

     - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "V. Description of the Contract - Accumulation Period Provisions - Withdrawals." We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

     -    Core Allocation Trust

     -    Core Balanced Trust

     -    Core Disciplined Diversification Trust

     -    Core Fundamental Holdings Trust

     -    Core Global Diversification Trust

     -    Core Strategy Trust

     -    Lifestyle Balanced Trust

     -    Lifestyle Conservative Trust

     -    Lifestyle Growth Trust (not available with Principal Returns)

     -    Lifestyle Moderate Trust

     -    Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):

     -    American Asset Allocation Trust

     -    American Fundamental Holdings Trust

     -    American Global Diversification Trust

     -    Capital Appreciation Value Trust

     -    Core Allocation Plus Trust

     -    Disciplined Diversification Trust


     - Franklin Templeton Founding Allocation Trust (not available with any Income Plus For Life 12.08 Series and Principal Plus For Life plus Automatic Annual Step-Up purchased after December 15, 2008)


If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restriction Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.


Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.


RESTRICTED MODEL ALLOCATIONS:

                                          MODEL ALLOCATION
         MODEL ALLOCATION NAME               PERCENTAGE                    PORTFOLIO NAME
---------------------------------------   ----------------   ------------------------------------------
American Global Diversification                  50%         American Global Growth Trust
(not available after April 30, 2009)             20%         American Bond Trust
                                                 15%         American Global Small Capitalization Trust
                                                 10%         American High-Income Bond Trust
                                                  5%         American New World Trust

Fundamental Holdings of America                  35%         American Bond Trust
(not available after April 30, 2009)             25%         American Growth-Income Trust
                                                 25%         American Growth Trust
                                                 15%         American International Trust

Global Balanced                                  30%         Fundamental Value Trust
(not available after April 30, 2007)             25%         American International Trust
                                                 25%         Global Allocation Trust
                                                 20%         Global Bond Trust

Blue Chip Balanced                               40%         Investment Quality Bond Trust
(not available after April 30, 2007)             30%         American Growth Trust
                                                 30%         American Growth-Income Trust

Value Strategy                                   30%         Fundamental Value Trust
(not available after February 10, 2006)          30%         Equity-Income Trust
                                                 20%         Active Bond Trust
                                                 20%         Strategic Bond Trust

Growth Blend                                     40%         Blue Chip Growth Trust
(not available after February 10, 2006)          20%         American Growth-Income Trust
                                                 20%         Active Bond Trust
                                                 20%         Strategic Bond Trust

Core Holdings of America                         35%         Active Bond Trust
(not available after August 1, 2005)             25%         American Growth Trust
                                                 25%         American Growth-Income Trust
                                                 15%         American International Trust

Core Solution                                    34%         Strategic Income Trust
(not available after April 30, 2005)             33%         Blue Chip Growth Trust
                                                 33%         Equity-Income Trust

Value Blend                                      40%         Equity-Income Trust
(not available after April 30, 2005)             20%         American Growth Trust
                                                 20%         Active Bond Trust
                                                 20%         Strategic Bond Trust

                                          MODEL ALLOCATION
         MODEL ALLOCATION NAME               PERCENTAGE                    PORTFOLIO NAME
---------------------------------------   ----------------   ------------------------------------------
Global                                           30%         International Value Trust
(not available after April 30, 2005)             30%         Global Bond Trust
                                                 20%         American Growth-Income Trust
                                                 20%         Blue Chip Growth Trust

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

We reserve the right to:

     - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

     - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;

     -    limit your ability to transfer between existing Investment Options;
          and/or

     - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts


We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups:


ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.

CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

OVERVIEW. Each of our GMWB Riders will permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during a Rider's Credit Period.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount permitted under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

     -    you take withdrawals prior to the Lifetime Income Date, or

     - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the "Features" section of the Rider you are considering for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

     -    you select option A, B or C; and

     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

     -    reduce the death benefit and other optional benefits; and

     - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:

     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or

     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or

     - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VII. Federal Tax Matters."

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section) may fulfill the substantially equal periodic payments requirement of a Life Expectancy Program.

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.

SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of the Rider you are considering for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

COMPARISON BETWEEN GUARANTEED MINIMUM WITHDRAWAL BENEFITS AND ANNUITY PAYMENTS. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:

     -    you will have the flexibility to start and stop withdrawals;

     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and

     -    you reduce the Contract Value available for annuitization.

When you annuitize:

     - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);

     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

     -    you will no longer have access to the Contract Value; and

     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

NO LOANS UNDER 403(b) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES

Form of Guaranteed Amounts

The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life -Joint Life 12.08).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate

The Benefit Rate is:

     -    Income Plus For Life 12.08 - 5%

     -    Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

     - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

     - (for Income Plus For Life - Joint Life 12.08): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

     - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by

     -    the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:

     - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

     - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

     -    the Lifetime Income Date or

     -    the latest of:

          -    the date of a Purchase Payment that we applied to the Benefit
               Base,

          -    the date of a reduction in the Benefit Base, or

          -    the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:

     - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.

     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

     - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rates we use to calculate a Ten Year Credit.

     - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

     - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that an Annual Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

     - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.

"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

Withdrawals, Distributions and Settlements

We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract"). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).

EXCESS WITHDRAWAL. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

     - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).

EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 -
5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700
(4.50% x $104,445).

The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life 12.08 Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

     - the Contract Value reduces to zero at any time during a Contract Year, and

     -    there were no Excess Withdrawals during that Contract Year, and

     -    the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:

     - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

     - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

     - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits


INCOME PLUS FOR LIFE 12.08. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


                              THEN
IF THE DECEASED OWNER IS:     INCOME PLUS FOR LIFE 12.08:
---------------------------   --------------------------------------------------
1.   Not the Covered Person   -    may continue if the Beneficiary elects to
                                   continue the Contract within the time we
                                   permit under our administrative rules. We
                                   will automatically increase the Benefit Base
                                   to equal the initial death benefit we
                                   determine, if the death benefit is greater
                                   than the Benefit Base prior to our
                                   determination. We will also recalculate the
                                   Lifetime Income Amount to equal 5% of the
                                   recalculated Benefit Base and will assess the
                                   Rider Fee based on the recalculated Benefit
                                   Base.

                              - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income
                                   Amount for the year of withdrawal is still greater than zero.

                              -    continues to be eligible for any remaining
                                   Credit amounts and Step-Ups, and a Target
                                   Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life
                                   12.08 fee at that time.

2.   The Covered Person       -    ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Fee for Income Plus For Life 12.08 Series Riders" earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider

You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    (for Income Plus For Life 12.08) the death of the Covered Person;

     - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;

     - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

     -    termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES

Income Plus For Life (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

     - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or

     - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.

ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life -Joint Life (Quarterly Step-Up Review)).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate

The Benefit Rate is:

     -    Income Plus For Life (Quarterly Step-Up Review) - 5%

     - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

     - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

     - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

     - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life
          - Joint Life (Quarterly Step-Up Review) ); by

     -    the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:

     - (for Income Plus For Life (Quarterly Step-Up Review)) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).

     - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

     -    the Lifetime Income Date or

     -    the latest of:

          -    the date of a Purchase Payment that we applied to the Benefit
               Base,

          -    the date of a reduction in the Benefit Base, or

          -    the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:

     -    Annual Credit Rate -

               - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

                         - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

                         - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.

               - For Contracts issued in New York, the Bonus will be equal to:

                         - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise

                         - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.

                         - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.

     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

     - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.

     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:

               - the 10th Contract Anniversary after the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider; or

               - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:

     - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that an Annual Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

     -    the "Target Amount"(see below).

THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.

The Target Amount is the greater of:

     - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or

     -    the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

     -    (200% x $100,000) + (100% x $25,000) = $225,000; or

     -    200% x $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.

STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

     -    the Contract Value on that date; and

     - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

     -    the Contract Value on the Contract Anniversary; or

     - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWAL. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

     - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 -
5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700
(4.50% x $104,445).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

     - the Contract Value reduces to zero at any time during a Contract Year, and

     -    there were no Excess Withdrawals during that Contract Year, and

     -    the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

     - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED OWNER      THEN
IS:                        INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
-------------------------  --------------------------------------------------------------------------------------------------------
1. Not the Covered            -  may continue if the Beneficiary elects to continue the Contract within the time we permit under
   Person                        our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated
                                 Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

                              -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                              -  continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly Step-Up Review)
                                 fee at that time.

2. The Covered Person         -  ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review)

Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders" earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider

You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;

     - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;

     - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or

     -    termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."

Form of Guaranteed Amounts

Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.

Benefit Rate

The Benefit Rate is:

     -    Income Plus For Life (Annual Step-Up Review) - 5%

     -    Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

     - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

     - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:

     - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by

     -    the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Lifetime Income Date

The Lifetime Income Date is the date you purchased the Rider if:

     - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 59 1/2 (age 61 in New York).

     - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

     -    the Lifetime Income Date or

     -    the latest of:

          -    the date of a Purchase Payment that we applied to the Benefit
               Base,

          -    the date of a reduction in the Benefit Base, or

          -    the effective date of a Step-Up.

CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:

     -    Annual Credit Rate:

          - 7% for Riders purchased on or after January 17, 2008 and outside of New York;

          -    6% for Riders purchased before January 17, 2008 or in New York.

     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

     - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.

     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:

          - the 10th Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or

          - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

     -    the Target Amount (see below).

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" earlier in this Appendix. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Withdrawals, Distributions and Settlements

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

EXCESS WITHDRAWAL. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

     - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

     - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     -    the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:

     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

     -    the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,

     - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

          -    the Withdrawal Amount; divided by

          -    the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

     -    the Contract Value reduces to zero at any time during a Contract Year,

     -    there were no Excess Withdrawals during that Contract Year, and

     -    the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

     - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

                            THEN
IF THE DECEASED OWNER IS:   INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
-------------------------   --------------------------------------------------------------------------------------------------------
1. Not the Covered          -  may continue if the Beneficiary elects to continue the Contract within the time we permit under our
   Person and the              administrative rules. We will automatically increase the Benefit Base to equal the initial death
   Beneficiary is the          benefit we determine, if the death benefit is greater than the Benefit Base prior to our
   deceased Owner's            determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated
   spouse                      Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

                            -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                            -  continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up Review) fee at that time.

2. Not the Covered          -  may continue in the same manner as 1.
   Person and the
   Beneficiary is not       -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero,
   the deceased                and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
   Owner's spouse
                            -  does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life (Annual Step-Up Review)
                               fee at that time.

3. The Covered Person       -  ends without any further benefit.
   and the Beneficiary
   is the deceased
   Owner's spouse

4. The Covered Person       -  ends without any further benefit.
   and the Beneficiary
   is not the deceased
   Owner's spouse

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life
- Joint Life (Annual Step-Up Review) Rider fee (See "Fee for

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Income Plus For Life (Annual Step-Up Review) Series Riders" earlier in this
Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    the death of the Covered Person; or

     -    termination of the Contract.

FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Benefit Base

The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.


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Benefit Rate

The Benefit Rate is:

     -    Principal Plus - 5.00%

     -    Principal Plus for Life - 5.00%

     -    Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%

     -    Principal Plus for Life Plus Spousal Protection - 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Lifetime Income Amount
(Not applicable to Principal Plus)

The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

     - (for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or

     - (for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

     -    the Benefit Rate for the Rider (5%); by

     -    the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Lifetime Income Date
(Not applicable to Principal Plus)

The Lifetime Income Date is the date you purchased the Rider if:

     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.

     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.

     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.

     - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).


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Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

     - 5% of the Benefit Base immediately after the Additional Purchase Payment; or

     - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

     - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

          - 5% of the Benefit Base immediately after the Additional Purchase Payment; or

          - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

     -    in the case of the Lifetime Income Amount, to equal the lesser of:

          - 5% of the Benefit Base immediately after the Additional Purchase Payment; or

          - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

CREDITS. The Riders provide the following Credit features:

     -    Credit Rate - 5%.

     -    initial Credit Period

          -    (for Principal Plus) - the first 5 Contract Years.


          -    (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to, but not including, the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) attains age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of either Covered Person.


          - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.

     - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

ANNUAL CREDITS. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise

     - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.


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

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).

     - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

     -    (for Principal Plus and Principal Plus for Life) 0.75%, and

     - (for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" above). If you decline the Step-Up, the fee rate will not be increased.

STEP-UP DATES. We schedule Step-Up Dates:

     - (for Principal Plus) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.


     - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.


     - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.

     - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.

     - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

ELECTION OF STEP-UPS UNDER PRINCIPAL PLUS. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

STEP-UPS UNDER PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

RECALCULATION OF GUARANTEED AMOUNTS. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

IMPACT OF STEP-UPS ON RIDER FEES. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased.

Withdrawals, Distributions and Settlements

EXCESS WITHDRAWAL. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or

     -    5% of the greater of: (a)the Contract Value after the withdrawal or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount


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

because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

WITHDRAWALS ON AND AFTER THE LIFETIME INCOME DATE (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:

     -    the Lifetime Income Amount prior to the withdrawal; or

     - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders ) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Plus and Principal Plus for Life Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:

     - the Contract Value as of the applicable date divided by the Owner's life expectancy; or

     - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" above). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

     - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.

     - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

     - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.

     - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE BENEFICIARY IS:   THEN PRINCIPAL PLUS:
----------------------   -----------------------------------------------------------------------------------------------------------
1.  The deceased          - Continues if the Benefit Base is greater than zero.
    Owner's spouse
                          - Within 30 days following the date we determine the death benefit under the Contract, provides the
                            Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                          - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit
                            Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the
                            Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

                          - Continues to impose the Principal Plus fee.

                          - Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

2.  Not the deceased      - Continues in the same manner as above, except that Principal Plus does not continue to be eligible for
    Owner's spouse          any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

                            THEN
IF THE DECEASED OWNER IS:   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
-------------------------   --------------------------------------------------------------------------------------------------------
1. The Covered Person        -  Does not continue with respect to the Lifetime Income Amount, but continues with respect to the
   and the                      Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We will
   Beneficiary is the           automatically step up the Benefit Base to equal the initial death benefit we determine, if greater
   deceased Owner's             than the Benefit Base prior to the death benefit.
   spouse
                             -  Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the
                                Benefit Base is still greater than zero.

                             -  Continues to impose the Principal Plus for Life fee.

                             -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2. The Covered Person        -  Continues in the same manner as 1, except that Principal Plus for Life does not continue to be
   and the                      eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base
   Beneficiary is not           to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will
   the deceased                 permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the
   Owner's spouse               rate of the Rider fee at that time.

3. Not the Covered           -  Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime
   Person and the               Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to
   Beneficiary is the           the payment of any portion of the death benefit, we will determine the initial Lifetime Income
   deceased Owner's             Amount on an anniversary of the date we determine the death benefit after the Covered Person has
   spouse                       reached his or her Lifetime Income Date.

                            THEN
IF THE DECEASED OWNER IS:   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
-------------------------   --------------------------------------------------------------------------------------------------------
4. Not the Covered           -  Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime
   Person and the               Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to
   Beneficiary is not           the payment of any portion of the death benefit, we will determine the initial Lifetime Income
   the deceased                 Amount on an anniversary of the date we determine the death benefit after the Covered Person has
   Owner's spouse               reached his or her Lifetime Income Date.

                             -  In this case, does not continue to be eligible for any remaining Bonuses and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit
                                Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" above). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:

     - no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;

     - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

     - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" above).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see "Rider Fees" above). We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we no make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider" above.

Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

     -    under Principal Plus, the date the Benefit Base depletes to zero; or

     - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or

     -    under Principal Plus, the Maturity Date under the Contract; or

     - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or

     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

     -    termination of the Contract.

FEATURES OF PRINCIPAL RETURNS

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Benefit Rate

The Benefit Rate is 8%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:

     -    8% of the Benefit Base immediately after the Purchase Payment; or

     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).

ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington).

As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:

     -    the amount of your initial Purchase Payments, up to $5 million; or

     - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

STEP-UPS. We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12 th, etc.) up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

EXCESS WITHDRAWAL. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or

     -    8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10th Contract Anniversary.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

     - the Contract Value reduces to zero at any time during a Contract Year, and

     -    there were no Excess Withdrawals during that Contract Year, and

     -    the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Life

Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

     -    Continues if the Benefit Base is greater than zero.

     - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.

     - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

     -    Continues to impose the Rider fee.

     - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.

     - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider

You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

     -    the date the Benefit Base and the Contract Value both deplete to zero;
          or

     -    the date an Annuity Option under the Contract begins; or

     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or

     -    termination of the Contract.

                  Appendix U: Tables of Accumulation Unit Value

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III. Fee Tables" for additional information on these charges.)


Please note that fees for the guaranteed minimum withdrawal benefit Riders (i.e., Income Plus For Life, Income Plus For Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection and Principal Returns) and for the Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vision/NYVision Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                ACCUMULATION UNIT VALUES- VISION VARIABLE ANNUITY

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
500 INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         12.035    11.664    10.288    10.029     9.247     7.344     9.638    11.182    12.500        --
Value at End of Year            7.433    12.035    11.664    10.288    10.029     9.247     7.344     9.638    11.182        --
Vision No. of Units           174,737   204,221   251,958   369,671   448,403   504,054   516,352   654,001   320,396        --
NY Vision No. of Units         21,714    36,751    42,783    47,898    42,475    35,590    37,349    34,422    17,863        --
500 INDEX TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year         15.671    15.214    13.442    13.125    12.131     9.653    12.500        --        --        --
Value at End of Year            9.649    15.671    15.214    13.442    13.125    12.131     9.653        --        --        --
Vision No. of Units            55,664    71,786   143,842   116,070   206,315   152,138   105,254        --        --        --
NY Vision No. of Units         66,236    71,880    57,039    59,566    70,519    72,320    34,984        --        --        --
ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         13.201    12.900    12.559    12.500        --        --        --        --        --        --
Value at End of Year           11.616    13.201    12.900    12.559        --        --        --        --        --        --
Vision No. of Units           283,340   374,488   476,967   635,054        --        --        --        --        --        --
NY Vision No. of Units         31,637    36,963    45,566    52,629        --        --        --        --        --        --
ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         13.127    12.861    12.546    12.500        --        --        --        --        --        --
Value at End of Year           11.537    13.127    12.861    12.546        --        --        --        --        --        --
Vision No. of Units           274,451   411,368   484,185   621,627        --        --        --        --        --        --
NY Vision No. of Units          2,829     2,959     4,918     6,574        --        --        --        --        --        --
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --        --    11.831     8.984    12.173    16.721    16.504    12.618
Value at End of Year               --        --        --        --    12.715    11.831     8.984    12.173    16.721    16.504
Vision No. of Units                --        --        --        --   377,976   455,384   803,893   910,485 1,165,797   712,544
NY Vision No. of Units             --        --        --        --    48,868    52,972    72,308   108,705   125,721    47,184
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --        --    12.448     9.474    12.500        --        --        --
Value at End of Year               --        --        --        --    13.371    12.448     9.474        --        --        --
Vision No. of Units                --        --        --        --    36,492    43,565    49,563        --        --        --
NY Vision No. of Units             --        --        --        --     1,885     2,453     2,590        --        --        --
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
Value at Start of Year         20.491    20.293    17.978    16.755    14.643    11.317    15.389    19.898    27.819    20.613
Value at End of Year           12.167    20.491    20.293    17.978    16.755    14.643    11.317    15.389    19.898    27.819
Vision No. of Units           205,926   275,974   342,482   403,495   509,601   668,266   993,635 1,455,900 1,864,188 1,504,828
NY Vision No. of Units         16,471    19,117    24,139    28,675    34,655    40,660    45,797    58,627    77,470    34,965
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year         16.830    16.708    14.828    13.843    12.127     9.393    12.500        --        --        --
Value at End of Year            9.973    16.830    16.708    14.828    13.843    12.127     9.393        --        --        --
Vision No. of Units             1,632     1,769     3,854     4,488    16,145    29,484    32,453        --        --        --
NY Vision No. of Units            227       256     4,078     4,078     4,112     4,145     4,057        --        --        --
ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 3-04-1996)
Contracts with no Optional Benefits
Value at Start of Year         21.675    19.667    18.760    17.498    16.700    13.137    17.668    23.566    26.855    18.869
Value at End of Year           12.377    21.675    19.667    18.760    17.498    16.700    13.137    17.668    23.566    26.855
Vision No. of Units           319,458   381,517   471,217   575,634   767,822   982,391 1,338,912 1,858,090 2,396,107 1,884,223
NY Vision No. of Units         20,531    28,599    36,366    44,400    50,841    65,230    77,918   105,241   330,075    40,629

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
ALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year         15.437    14.035    13.420    12.543    11.993     9.451    12.500        --        --        --
Value at End of Year            8.797    15.437    14.035    13.420    12.543    11.993     9.451        --        --        --
Vision No. of Units            10,846    13,840    14,315    19,130    26,443    66,297    22,072        --        --        --
NY Vision No. of Units          6,619    11,547    17,860    17,693    18,034    20,319    18,180        --        --        --
ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year         17.032    15.986    14.291    13.744    12.050     8.854    12.473    12.500        --        --
Value at End of Year           11.931    17.032    15.986    14.291    13.744    12.050     8.854    12.473        --        --
Vision No. of Units            90,617    96,838   122,065   137,771   163,474   156,302   106,832    57,736        --        --
NY Vision No. of Units          2,235     8,096     8,551    12,630     2,235     3,814     1,632     1,521        --        --
ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year         16.891    15.895    14.233    13.726    12.051     8.867    12.500        --        --        --
Value at End of Year           11.817    16.891    15.895    14.233    13.726    12.051     8.867        --        --        --
Vision No. of Units            40,678    50,493    59,105    74,210   124,108    75,496    41,960        --        --        --
NY Vision No. of Units          9,908    15,041    15,338    14,380    12,839    14,647    15,498        --        --        --
AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         12.497    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.620    12.497        --        --        --        --        --        --        --        --
Vision 2007 No. of Units    2,351,755   979,439        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    35,845    13,403        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         12.501    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.628    12.501        --        --        --        --        --        --        --        --
Vision No. of Units           228,444   165,167        --        --        --        --        --        --        --        --
NY Vision No. of Units          8,754     8,389        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         12.480    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.591    12.480        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      804,603   357,853        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    23,101    14,445        --        --        --        --        --        --        --        --
AMERICAN BLUE-CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year         19.726    19.763    17.202    16.395    15.274    12.500        --        --        --        --
Value at End of Year           12.235    19.726    19.763    17.202    16.395    15.274        --        --        --        --
Vision No. of Units           202,186   241,986   307,474   316,180        --        --        --        --        --        --
NY Vision No. of Units            629     1,300     1,554     1,589     1,464        --        --        --        --        --
AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         13.117    13.194        --        --        --        --        --        --        --        --
Value at End of Year           11.629    13.117        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      474,424   563,792        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     9,394    10,942        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         13.133    12.994    12.405    12.500        --        --        --        --        --        --
Value at End of Year           11.649    13.133    12.994    12.405        --        --        --        --        --        --
Vision No. of Units           188,628   193,104    85,603    25,346        --        --        --        --        --        --
NY Vision No. of Units          2,591     6,815     3,898     1,723        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         13.054    13.148        --        --        --        --        --        --        --        --
Value at End of Year           11.550    13.054        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      176,278   246,067        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     2,459     2,675        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         12.560    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.524    12.560        --        --        --        --        --        --        --        --
Vision 2007 No. of Units    1,154,199    96,637        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    29,544        --        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         12.561    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.528    12.561        --        --        --        --        --        --        --        --
Vision No. of Units            95,382     1,588        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         12.556    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.504    12.556        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      438,634     5,456        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     7,197        --        --        --        --        --        --        --        --        --
AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         12.555    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.041    12.555        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      965,464    62,185        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    32,085        --        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         12.556    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.045    12.556        --        --        --        --        --        --        --        --
Vision No. of Units            46,646     2,582        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         12.552    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.022    12.552        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      508,765    54,878        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     7,854        --        --        --        --        --        --        --        --        --
AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         13.203    12.500        --        --        --        --        --        --        --        --
Value at End of Year            7.959    13.203        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      327,275   350,974        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       704       927        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         13.208    12.500        --        --        --        --        --        --        --        --
Value at End of Year            7.966    13.208        --        --        --        --        --        --        --        --
Vision No. of Units            36,421    85,606        --        --        --        --        --        --        --        --
NY Vision No. of Units          9,866     4,001        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         13.186    12.500        --        --        --        --        --        --        --        --
Value at End of Year            7.932    13.186        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      137,956   127,617        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       238        --        --        --        --        --        --        --        --        --
AMERICAN GLOBAL SMALL CAPITALIZATION - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         13.475    12.500        --        --        --        --        --        --        --        --
Value at End of Year            6.121    13.475        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      143,057   110,712        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         13.480    12.500        --        --        --        --        --        --        --        --
Value at End of Year            6.126    13.480        --        --        --        --        --        --        --        --
Vision No. of Units            13,938    31,024        --        --        --        --        --        --        --        --
NY Vision No. of Units          6,051     2,291        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         13.457    12.500        --        --        --        --        --        --        --        --
Value at End of Year            6.100    13.457        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       52,713    44,430        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         22.561    21.565        --        --        --        --        --        --        --        --
Value at End of Year           12.358    22.561        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      327,817   258,361        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     3,685     4,177        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         22.561    20.578    19.079    16.780    15.244    12.500        --        --        --        --
Value at End of Year           12.358    22.561    20.578    19.079    16.780    15.244        --        --        --        --
Vision No. of Units           799,764   890,649 1,022,250 1,123,993 1,160,587   516,807        --        --        --        --
NY Vision No. of Units         11,524    17,414    20,883    21,735     9,622     4,095        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         22.352    21.393        --        --        --        --        --        --        --        --
Value at End of Year           12.219    22.352        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       98,887    80,072        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     1,552     1,116        --        --        --        --        --        --        --        --
AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         19.867    20.178        --        --        --        --        --        --        --        --
Value at End of Year           12.076    19.867        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      336,475   303,116        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     5,426     5,175        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         19.867    19.379    17.188    16.596    15.363    12.500        --        --        --        --
Value at End of Year           12.076    19.867    19.379    17.188    16.596    15.363        --        --        --        --
Vision No. of Units           660,449   799,164   862,636   960,769   990,232   432,573        --        --        --        --
NY Vision No. of Units         18,255    19,498    13,741    18,071     7,914     1,947        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         19.683    20.018        --        --        --        --        --        --        --        --
Value at End of Year           11.940    19.683        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       98,565    90,944        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     1,588     1,267        --        --        --        --        --        --        --        --
AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         11.947    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.880    11.947        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      105,313    84,830        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     6,090     1,536        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         11.951    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.888    11.951        --        --        --        --        --        --        --        --
Vision No. of Units            31,027    14,354        --        --        --        --        --        --        --        --
NY Vision No. of Units             --       672        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         11.931    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.851    11.931        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       29,033    28,786        --        --        --        --        --        --        --        --
AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         31.211    28.471        --        --        --        --        --        --        --        --
Value at End of Year           17.651    31.211        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      124,784   118,877        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     1,694     1,922        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         31.284    26.637    22.885    19.248    16.481    12.500        --        --        --        --
Value at End of Year           17.701    31.284    26.637    22.885    19.248    16.481        --        --        --        --
Vision No. of Units           411,153   464,638   513,743   539,948   514,539   156,117        --        --        --        --
NY Vision No. of Units         15,988    19,624    42,613    40,145    28,062     2,201        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         30.922    28.245        --        --        --        --        --        --        --        --
Value at End of Year           17.452    30.922        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       47,134    40,140        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     1,243       899        --        --        --        --        --        --        --        --
AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         14.897    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.398    14.897        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       86,465    71,263        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         14.902    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.405    14.902        --        --        --        --        --        --        --        --
Vision No. of Units            35,917   128,997        --        --        --        --        --        --        --        --
NY Vision No. of Units          8,522     7,317        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         14.877    12.500        --        --        --        --        --        --        --        --
Value at End of Year            8.369    14.877        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       22,022    19,318        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       225        --        --        --        --        --        --        --        --        --
BLACKROCK BASIC VALUE V.I. FUND (FORMERLY MERCURY BASIC VALUE V.I. FUND) - CLASS II (FORMERLY CLASS B) SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year         17.002    17.007    14.211    12.500    12.881     9.842    11.311    12.500        --        --
Value at End of Year           10.563    17.002    17.007    14.211    14.055    12.881     9.842    11.311        --        --
Vision No. of Units             7,125     7,095     9,839    11,022    13,131    20,574    33,330    25,061        --        --
BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year         23.908    20.807    18.179        --        --        --        --        --        --        --
Value at End of Year           18.914    23.908    20.807    18.179        --        --        --        --        --        --
Vision No. of Units                --        --        --        --        --        --        --        --        --        --
BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II (FORMERLY CLASS B) SHARES
(units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year         20.481    21.042    18.985    12.500    15.505    11.052    14.756    12.500        --        --
Value at End of Year           12.047    20.481    21.042    18.985    17.508    15.505    11.052    14.756        --        --
Vision No. of Units             2,823     2,795     2,809     6,585    10,647    21,729    25,544    22,157        --        --
BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 12-11-1992)
Contracts with no Optional Benefits
Value at Start of Year         26.853    24.215    22.464    21.626    20.165    15.871    21.303    25.365    26.518    22.573
Value at End of Year           15.177    26.853    24.215    22.464    21.626    20.165    15.871    21.303    25.365    26.518
Vision No. of Units           862,985   986,392 1,158,186 1,443,660 1,830,165 2,422,532 2,744,420   893,770 4,776,229 4,836,159
NY Vision No. of Units         40,435    57,090    91,827   113,966   141,018   162,826   170,749   214,424   221,956   136,325
BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         17.062    16.301        --        --        --        --        --        --        --        --
Value at End of Year            9.623    17.062        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       11,518     8,758        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         15.962    14.424    13.414    12.943    12.091     9.527    12.500        --        --        --
Value at End of Year            9.007    15.962    14.424    13.414    12.943    12.091     9.527        --        --        --
Vision No. of Units           228,876   215,057   242,362   305,029   315,766   271,540   113,357        --        --        --
NY Vision No. of Units         14,490    16,311    17,702    19,513    20,682    23,277    20,765        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         16.870    16.140        --        --        --        --        --        --        --        --
Value at End of Year            9.496    16.870        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        5,759     1,742        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       200        --        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         10.160     9.256     9.201     8.205     7.630     5.992     8.779    10.941    12.500        --
Value at End of Year            6.273    10.160     9.256     9.201     8.205     7.630     5.992     8.779    10.941        --
Vision No. of Units           430,164   505,200   655,928   171,060   167,361   161,764   200,443   102,052     6,671        --
NY Vision No. of Units         47,045    54,107    63,745     4,771     4,992     5,138    10,189     9,792        --        --
CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         16.012    14.973        --        --        --        --        --        --        --        --
Value at End of Year            9.861    16.012        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       35,680       508        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         14.700    13.420    13.367    11.952    11.125     8.743    12.500        --        --        --
Value at End of Year            9.057    14.700    13.420    13.367    11.952    11.125     8.743        --        --        --
Vision No. of Units           111,760   148,512   206,778    71,415    39,904    52,237    49,785        --        --        --
NY Vision No. of Units          2,343     2,451     2,504     2,623     3,992     4,375     4,564        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year             --    14.928        --        --        --        --        --        --        --        --
Value at End of Year               --    15.832        --        --        --        --        --        --        --        --
Vision 2007 No. of Units           --       186        --        --        --        --        --        --        --        --
CAPITAL APPRECIATION VALUE TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year         12.500        --        --        --        --        --        --        --        --        --
Value at End of Year            9.056        --        --        --        --        --        --        --        --        --
Vision No. of Units            24,013        --        --        --        --        --        --        --        --        --
CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         14.405    17.697        --        --        --        --        --        --        --        --
Value at End of Year            7.692    14.405        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        3,935       189        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         14.431    16.828    14.768    13.745    12.500        --        --        --        --        --
Value at End of Year            7.710    14.431    16.828    14.768    13.745        --        --        --        --        --
Vision No. of Units            12,627    33,657    45,835    30,038    12,844        --        --        --        --        --
NY Vision No. of Units             --       455       455        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         14.300    17.592        --        --        --        --        --        --        --        --
Value at End of Year            7.621    14.300        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        2,363     2,363        --        --        --        --        --        --        --        --
CORE ALLOCATION PLUS TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year         12.500        --        --        --        --        --        --        --        --        --
Value at End of Year            8.738        --        --        --        --        --        --        --        --        --
Vision No. of Units             2,972        --        --        --        --        --        --        --        --        --
CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year         13.251    12.703    12.463    12.500        --        --        --        --        --        --
Value at End of Year           13.443    13.251    12.703    12.463        --        --        --        --        --        --
Vision No. of Units            13,030    14,809     3,201     2,746        --        --        --        --        --        --
NY Vision No. of Units             --       696       957       957        --        --        --        --        --        --
CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         14.126    15.860        --        --        --        --        --        --        --        --
Value at End of Year            6.306    14.126        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        2,795     3,549        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         14.152    15.317    14.624    14.055    12.500        --        --        --        --        --
Value at End of Year            6.321    14.152    15.317    14.624    14.055        --        --        --        --        --
Vision No. of Units            25,880    28,662    43,890    47,644    59,396        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         14.023    15.765        --        --        --        --        --        --        --        --
Value at End of Year            6.247    14.023        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        3,421        --        --        --        --        --        --        --        --        --
DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year         12.500        --        --        --        --        --        --        --        --        --
Value at End of Year            9.121        --        --        --        --        --        --        --        --        --
Vision No. of Units            28,146        --        --        --        --        --        --        --        --        --
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --        --    13.566    13.186    12.500        --        --        --
Value at End of Year               --        --        --        --    13.831    13.566    13.186        --        --        --
Vision No. of Units                --        --        --        --   626,977   307,153   110,149        --        --        --
NY Vision No. of Units             --        --        --        --     7,036    11,806    19,518        --        --        --
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year             --     5.421     4.963     4.489     4.149     3.269     4.639     7.894    12.500        --
Value at End of Year               --     5.826     5.421     4.963     4.489     4.149     3.269     4.639     7.894        --
Vision No. of Units                --   273,048   325,979   375,265   446,081   544,937   368,917   689,704   754,062        --
NY Vision No. of Units             --    19,764    23,815    24,884    26,877    35,330    51,811    67,198    55,268        --
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year             --    15.798    14.505    13.165    12.165     9.578    12.500        --        --        --
Value at End of Year               --    16.964    15.798    14.505    13.165    12.165     9.578        --        --        --
Vision No. of Units                --    22,645    30,312    42,934    51,546    70,072    14,507        --        --        --
NY Vision No. of Units             --       919     1,274     1,843     2,544     3,289     1,114        --        --        --
EMERGING GROWTH TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year             --    19.616    17.903    16.950    16.159    12.500        --        --        --        --
Value at End of Year               --    20.014    19.616    17.903    16.950    16.159        --        --        --        --
Vision No. of Units                --    14,288    16,688    11,697    10,133    15,159        --        --        --        --
NY Vision No. of Units             --     1,630       229        --        --        --        --        --        --        --
EMERGING SMALL COMPANY TRUST - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
Value at Start of Year         20.423    19.218    19.078    16.950    16.832    12.246    17.586    22.995    24.427    14.310
Value at End of Year           11.393    20.423    19.218    19.078    16.950    16.832    12.246    17.586    22.995    24.427
Vision No. of Units           116,030   151,654   209,750   261,571     7,576   444,245   497,297   585,384   666,506   409,471
NY Vision No. of Units          8,497     9,266    13,592    17,768        --    22,090    29,806    38,326    39,413    12,456
EMERGING SMALL COMPANY TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year         14.963    14.107    14.036    13.608    12.428     9.059    12.500        --        --        --
Value at End of Year            8.330    14.963    14.107    14.036    13.608    12.428     9.059        --        --        --
Vision No. of Units            21,180    39,131    74,149    92,732   115,206   144,631    50,857        --        --        --
NY Vision No. of Units          1,186     5,020     5,823     5,010     5,135     5,572     6,599        --        --        --
EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
Value at Start of Year         33.899    33.350    28.485    27.864    24.675    19.976    23.419    23.508    21.150    20.794
Value at End of Year           21.352    33.899    33.350    28.485    27.864    24.675    19.976    23.419    23.508    21.150
Vision No. of Units           919,325 1,069,998 1,268,036 1,478,399 1,836,252 2,184,808 2,434,014 2,800,396 2,755,008 3,552,301
NY Vision No. of Units         28,292    37,191    41,122    57,637    73,656    80,793    89,060    96,083    70,856    53,746
EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         17.461    18.278        --        --        --        --        --        --        --        --
Value at End of Year           10.958    17.461        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       36,370    34,594        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     1,222     1,222        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
Value at Start of Year         17.461    17.739    15.184    14.882    13.202    10.703    12.500        --        --        --
Value at End of Year           11.302    17.461    17.739    15.184    14.882    13.202    10.703        --        --        --
Vision No. of Units           275,354   381,362   417,195   559,379   658,364   551,993   266,936        --        --        --
NY Vision No. of Units          4,618    11,803    14,954    24,179    28,251    39,053    35,671        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         17.265    18.098        --        --        --        --        --        --        --        --
Value at End of Year           10.814    17.265        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        3,824     3,552        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       177        --        --        --        --        --        --        --        --        --
FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year         15.889    17.337    14.315    13.256    12.210     9.293    11.505    12.500        --        --
Value at End of Year            8.649    15.889    17.337    14.315    13.256    12.210     9.293    11.505        --        --
Vision No. of Units            42,525    33,413    75,866    58,587    42,217    55,648    53,164    40,991        --        --
NY Vision No. of Units          1,402     2,381     2,400     3,984     5,074     7,921     8,769     9,312        --        --
FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         17.287    18.928        --        --        --        --        --        --        --        --
Value at End of Year            9.389    17.287        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        2,045     1,307        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       366        --        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         17.527    19.147    15.855    14.703    13.578    10.348    12.500        --        --        --
Value at End of Year            9.524    17.527    19.147    15.855    14.703    13.578    10.348        --        --        --
Vision No. of Units            21,567    26,293    40,839    46,075    62,662    84,598    28,348        --        --        --
NY Vision No. of Units          4,910     4,910     4,910     9,846    10,075    10,785     4,149        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         17.093    18.741        --        --        --        --        --        --        --        --
Value at End of Year            9.265    17.093        --        --        --        --        --        --        --        --
Vision 2007 No. of Units          993       886        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       605       605        --        --        --        --        --        --        --        --
FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         11.969    12.500        --        --        --        --        --        --        --        --
Value at End of Year            7.583    11.969        --        --        --        --        --        --        --        --
Vision 2007 No. of Units    3,166,000 2,068,586        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    25,073    21,715        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         11.973    12.500        --        --        --        --        --        --        --        --
Value at End of Year            7.590    11.973        --        --        --        --        --        --        --        --
Vision No. of Units           130,398    82,173        --        --        --        --        --        --        --        --
NY Vision No. of Units          2,387     2,618        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         11.953    12.500        --        --        --        --        --        --        --        --
Value at End of Year            7.558    11.953        --        --        --        --        --        --        --        --
Vision 2007 No. of Units    1,765,705   792,611        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    31,686    34,596        --        --        --        --        --        --        --        --
FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year         16.572    16.195    14.377    13.428    12.211     9.561    11.601    12.500        --        --
Value at End of Year            9.891    16.572    16.195    14.377    13.428    12.211     9.561    11.601        --        --
Vision No. of Units         2,112,088   389,931   478,236   451,258   498,598   485,553   472,250   402,879        --        --
NY Vision No. of Units        107,740    10,058    14,284    21,539    20,870    18,049    17,183    14,874        --        --
FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         18.049    18.294        --        --        --        --        --        --        --        --
Value at End of Year           10.742    18.049        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      115,490    51,725        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
Value at Start of Year         18.237    17.851    15.885    14.856    13.552    10.633    12.500        --        --        --
Value at End of Year           10.859    18.237    17.851    15.885    14.856    13.552    10.633        --        --        --
Vision No. of Units           340,332   285,654   340,272   338,545   349,644   159,722   168,678        --        --        --
NY Vision No. of Units         13,426     9,699    14,291    16,686    16,631    19,005    23,382        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         17.847    18.113        --        --        --        --        --        --        --        --
Value at End of Year           10.600    17.847        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       12,570     7,325        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       954       862        --        --        --        --        --        --        --        --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         12.810    12.389    11.096    10.621     9.579     7.703    10.197    11.970    12.500        --
Value at End of Year            8.279    12.810    12.389    11.096    10.621     9.579     7.703    10.197    11.970        --
Vision No. of Units           209,727   232,487   201,040   155,536   165,932   155,509   154,553   189,245   139,120        --
NY Vision No. of Units         15,877    23,189    25,804    35,083    32,616    33,063    39,408    39,130    16,194        --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         16.679    16.749        --        --        --        --        --        --        --        --
Value at End of Year           10.757    16.679        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       32,735    34,228        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       360       382        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         15.790    15.308    13.738    13.184    11.912     9.575    12.500        --        --        --
Value at End of Year           10.189    15.790    15.308    13.738    13.184    11.912     9.575        --        --        --
Vision No. of Units            54,121    57,641    77,742    59,593    44,325    50,888    34,214        --        --        --
NY Vision No. of Units          4,769     4,769     4,769     4,769     4,769     4,769     5,528        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         16.492    16.583        --        --        --        --        --        --        --        --
Value at End of Year           10.615    16.492        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        9,251     5,906        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       794       777        --        --        --        --        --        --        --        --
GLOBAL BOND TRUST - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
Value at Start of Year         20.077    18.620    17.981    19.559    18.037    15.891    13.449    13.602    13.600    14.814
Value at End of Year           18.863    20.077    18.620    17.981    19.559    18.037    15.891    13.449    13.602    13.600
Vision No. of Units           240,489   272,828   291,817   324,726   390,565   442,153   512,220   501,280   669,974   811,094
NY Vision No. of Units          4,764     7,535     6,705     9,975     9,675    13,477    19,089    11,653     9,892     1,655
GLOBAL BOND TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         17.850    16.703        --        --        --        --        --        --        --        --
Value at End of Year           16.731    17.850        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       77,309    31,306        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     2,796        --        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         18.711    17.397    16.833    18.332    16.932    14.947    12.500        --        --        --
Value at End of Year           17.546    18.711    17.397    16.833    18.332    16.932    14.947        --        --        --
Vision No. of Units           145,338   202,407   229,728   233,723   251,657   253,347    51,768        --        --        --
NY Vision No. of Units          2,979     2,979     3,308     3,949     4,489    25,201     4,513        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         17.650    16.538        --        --        --        --        --        --        --        --
Value at End of Year           16.510    17.650        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       24,028    13,781        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       408       581        --        --        --        --        --        --        --        --
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
Value at Start of Year         25.131    25.215    21.304    19.560    17.329    13.822    17.372    21.050    19.074    18.706
Value at End of Year           14.943    25.131    25.215    21.304    19.560    17.329    13.822    17.372    21.050    19.074
Vision No. of Units           433,316   532,728   626,671   748,026   920,910 1,101,875 1,447,445 1,887,937 2,517,490 3,184,751
NY Vision No. of Units          5,044     5,563     8,922    10,492    18,431    18,219    22,268    28,755    35,095    28,618

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year         18.321    18.425    15.597    14.349    12.737    10.178    12.500        --        --        --
Value at End of Year           10.876    18.321    18.425    15.597    14.349    12.737    10.178        --        --        --
Vision No. of Units            21,703    34,445    49,969    84,594    36,463    31,579    13,122        --        --        --
NY Vision No. of Units            358       409     6,833     4,087     3,959     4,080     1,664        --        --        --
GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES (units first credited
8-04-2003)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --        --    13.915    12.500        --        --        --        --
Value at End of Year               --        --        --        --    13.934    13.915        --        --        --        --
Vision No. of Units                --        --        --        --     1,553     1,643        --        --        --        --
HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year         19.911    17.203    16.137    14.564    12.841     9.583    13.391    12.500        --        --
Value at End of Year           13.728    19.911    17.203    16.137    14.564    12.841     9.583    13.391        --        --
Vision No. of Units           106,358   102,035   143,212   147,017   126,965   106,687    88,761    84,836        --        --
NY Vision No. of Units          2,828     2,575     4,890     4,908     6,307     6,486     7,703     6,312        --        --
HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         21.774    20.356        --        --        --        --        --        --        --        --
Value at End of Year           14.972    21.774        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       10,294     7,640        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       112        --        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         19.606    16.973    15.952    14.424    12.747     9.535    12.500        --        --        --
Value at End of Year           13.487    19.606    16.973    15.952    14.424    12.747     9.535        --        --        --
Vision No. of Units            33,555    58,685    68,724   158,246    76,765    67,235    38,137        --        --        --
NY Vision No. of Units          7,935     7,032     7,602     9,684     7,929     9,882    13,977        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         21.530    20.154        --        --        --        --        --        --        --        --
Value at End of Year           14.774    21.530        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        1,641       544        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       359       230        --        --        --        --        --        --        --        --
HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         11.513    12.500        --        --        --        --        --        --        --        --
Value at End of Year            6.385    11.513        --        --        --        --        --        --        --        --
Vision 2007 No. of Units          319       373        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         11.517    12.500        --        --        --        --        --        --        --        --
Value at End of Year            6.391    11.517        --        --        --        --        --        --        --        --
Vision No. of Units               990     1,649        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         11.498    12.500        --        --        --        --        --        --        --        --
Value at End of Year            6.364    11.498        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        3,051        --        --        --        --        --        --        --        --        --
HIGH YIELD TRUST - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
Value at Start of Year         16.799    16.805    15.479    15.175    13.892    11.348    12.389    13.326    14.882    14.008
Value at End of Year           11.646    16.799    16.805    15.479    15.175    13.892    11.348    12.389    13.326    14.882
Vision No. of Units           413,123   443,482   641,757   731,065 1,001,655 1,482,535 1,257,647 1,275,973 1,288,639 1,590,415
NY Vision No. of Units          9,023    17,232    22,718    32,634    52,643    55,969    29,255    29,692    30,810    28,143
HIGH YIELD TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         17.123    17.752        --        --        --        --        --        --        --        --
Value at End of Year           11.834    17.123        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      475,022    26,942        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
Value at Start of Year         16.679    16.730    15.428    15.146    13.891    11.371    12.500        --        --        --
Value at End of Year           11.533    16.679    16.730    15.428    15.146    13.891    11.371        --        --        --
Vision No. of Units           151,238   176,746   257,457   401,113   542,954   664,643   226,737        --        --        --
NY Vision No. of Units          3,628     7,681     8,495     8,769    87,846    89,688    16,918        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         16.931    17.576        --        --        --        --        --        --        --        --
Value at End of Year           11.678    16.931        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        7,252     5,256        --        --        --        --        --        --        --        --
INCOME & VALUE TRUST - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
Value at Start of Year         22.100    22.223    20.790    20.087    18.972    15.249    18.441    18.567    17.987    16.825
Value at End of Year           15.188    22.100    22.223    20.790    20.087    18.972    15.249    18.441    18.567    17.987
Vision No. of Units           531,899   657,225   803,947 1,116,003 1,930,442 1,467,293 1,571,039 1,632,689 1,567,360 1,897,746
NY Vision No. of Units         24,041    26,049    32,378    39,199    41,380    35,927    36,569    37,278    25,707    14,561
INCOME & VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         15.505    16.110        --        --        --        --        --        --        --        --
Value at End of Year           10.635    15.505        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       13,362    12,179        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       779        --        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         15.008    15.122    14.179    13.730    12.995    10.461    12.500        --        --        --
Value at End of Year           10.299    15.008    15.122    14.179    13.730    12.995    10.461        --        --        --
Vision No. of Units           154,331   210,564   241,517   387,862   722,579   365,710   155,089        --        --        --
NY Vision No. of Units          4,124     4,200     3,823     5,004     9,125     6,918     5,749        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         15.331    15.950        --        --        --        --        --        --        --        --
Value at End of Year           10.494    15.331        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        2,649     2,606        --        --        --        --        --        --        --        --
INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         14.126    14.053        --        --        --        --        --        --        --        --
Value at End of Year           10.211    14.126        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      463,033   307,933        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       733       440        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         14.139    13.492    12.500        --        --        --        --        --        --        --
Value at End of Year           10.225    14.139    13.492        --        --        --        --        --        --        --
Vision No. of Units            16,898    14,857       561        --        --        --        --        --        --        --
NY Vision No. of Units          3,276     3,089     3,089        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         14.073    14.019        --        --        --        --        --        --        --        --
Value at End of Year           10.152    14.073        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      182,142    26,480        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     3,604     4,078        --        --        --        --        --        --        --        --
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
Value at Start of Year         19.845    18.109    14.755    12.937    11.378     8.879    11.527    14.938    18.202    14.266
Value at End of Year           11.980    19.845    18.109    14.755    12.937    11.378     8.879    11.527    14.938    18.202
Vision No. of Units           254,275   315,625   329,997   349,025   423,479   467,360   531,428   683,631   890,893   171,067
NY Vision No. of Units         13,760    22,986    25,344    28,480    31,133    36,051    50,304    66,048    58,998    15,682
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         21.396    21.102        --        --        --        --        --        --        --        --
Value at End of Year           12.878    21.396        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       39,164     4,786        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       132        --        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
Value at Start of Year         22.088    20.208    16.485    14.484    12.765     9.963    12.500        --        --        --
Value at End of Year           13.301    22.088    20.208    16.485    14.484    12.765     9.963        --        --        --
Vision No. of Units            63,830    78,374   113,065   106,440   121,899   141,210    70,159        --        --        --
NY Vision No. of Units            196     3,923     3,923     3,923     3,923     4,315    10,725        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         21.156    20.893        --        --        --        --        --        --        --        --
Value at End of Year           12.708    21.156        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        4,920     2,629        --        --        --        --        --        --        --        --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year         23.540    20.736    16.799    14.645    12.500        --        --        --        --        --
Value at End of Year           12.840    23.540    20.736    16.799    14.645        --        --        --        --        --
Vision No. of Units            24,247    38,182    54,512    26,628    26,406        --        --        --        --        --
NY Vision No. of Units          3,736     3,513     6,715     4,181     3,202        --        --        --        --        --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year         23.364    20.627    16.740    14.621    12.500        --        --        --        --        --
Value at End of Year           12.720    23.364    20.627    16.740    14.621        --        --        --        --        --
Vision No. of Units            25,399    23,231    49,177    44,202    51,456        --        --        --        --        --
NY Vision No. of Units         25,262    25,262        --       335       362        --        --        --        --        --
INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         21.997    19.392        --        --        --        --        --        --        --        --
Value at End of Year           10.669    21.997        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       30,033    11,663        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units        48       153        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         22.026    18.698    15.342    12.500        --        --        --        --        --        --
Value at End of Year           10.688    22.026    18.698    15.342        --        --        --        --        --        --
Vision No. of Units            47,767    71,855    53,851    78,604        --        --        --        --        --        --
NY Vision No. of Units          2,213     4,051     2,151     1,837        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         21.880    19.315        --        --        --        --        --        --        --        --
Value at End of Year           10.591    21.880        --        --        --        --        --        --        --        --
Vision 2007 No. of Units          785        45        --        --        --        --        --        --        --        --
INTERNATIONAL SMALL CAP TRUST - SERIES I SHARES (units first credited 3-04-1996)
Contracts with no Optional Benefits
Value at Start of Year         27.647    25.523    20.314    18.756    15.751    10.334    12.617    18.618    26.718    14.688
Value at End of Year           12.785    27.647    25.523    20.314    18.756    15.751    10.334    12.617    18.618    26.718
Vision No. of Units           172,415   218,424   222,864   232,787   278,172   330,568   384,375   540,914   680,580   677,004
NY Vision No. of Units          5,362     6,124     8,264    10,888    11,835    14,245    16,177    24,022    33,039     9,893
INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         26.111    26.987        --        --        --        --        --        --        --        --
Value at End of Year           12.036    26.111        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       10,077    11,667        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         27.071    25.045    19.961    18.468    15.535    10.207    12.500        --        --        --
Value at End of Year           12.485    27.071    25.045    19.961    18.468    15.535    10.207        --        --        --
Vision No. of Units            12,643    20,340    30,137    35,517    77,862    41,614    11,914        --        --        --
NY Vision No. of Units          1,029     2,676     2,417     2,417       379       379     1,343        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         25.818    26.720        --        --        --        --        --        --        --        --
Value at End of Year           11.877    25.818        --        --        --        --        --        --        --        --
Vision 2007 No. of Units          533       608        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year         21.503    19.961    15.659    14.401    12.045     8.453    10.460    11.813    12.839    12.500
Value at End of Year           12.126    21.503    19.961    15.659    14.401    12.045     8.453    10.460    11.813    12.839
Vision No. of Units           584,997   744,010   867,625   974,772   593,672   582,158   530,589   385,434   272,914   138,371
NY Vision No. of Units         33,685    43,058    53,159    68,605    43,527    53,622    53,904    46,660    26,480    13,082
INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         24.557    24.216        --        --        --        --        --        --        --        --
Value at End of Year           13.806    24.557        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       35,617    29,211        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       537       537        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         24.557    24.168    19.006    17.516    14.672    10.321    12.500        --        --        --
Value at End of Year           13.806    24.557    24.168    19.006    17.516    14.672    10.321        --        --        --
Vision No. of Units           211,028   247,548   314,031   339,694   339,281   287,672   140,320        --        --        --
NY Vision No. of Units          3,906     7,540     8,897    11,350    11,462    12,726    12,021        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         24.282    23.977        --        --        --        --        --        --        --        --
Value at End of Year           13.624    24.282        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        1,566     1,576        --        --        --        --        --        --        --        --
INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
Value at Start of Year         18.389    17.604    17.279    17.177    16.662    15.784    14.596    13.827    12.848    13.300
Value at End of Year           17.784    18.389    17.604    17.279    17.177    16.662    15.784    14.596    13.827    12.848
Vision No. of Units           399,645   453,424   506,122   628,155   798,147 1,139,573 1,432,532 1,480,378 1,452,401 1,767,833
NY Vision No. of Units         17,423    24,953    27,252    36,839    41,763    45,530    54,944    57,938    39,894    33,538
INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         15.345    14.956        --        --        --        --        --        --        --        --
Value at End of Year           14.811    15.345        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       48,489    48,533        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    10,758     1,266        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         15.478    14.857    14.613    14.560    14.145    13.410    12.500        --        --        --
Value at End of Year           14.947    15.478    14.857    14.613    14.560    14.145    13.410        --        --        --
Vision No. of Units           133,342   168,568   190,439   215,659   247,442   281,976   156,957        --        --        --
NY Vision No. of Units          2,496     2,672     4,753     4,812     3,843     8,656    18,757        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         15.173    14.808        --        --        --        --        --        --        --        --
Value at End of Year           14.616    15.173        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       13,492    13,220        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       126        --        --        --        --        --        --        --        --        --
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES I SHARES (units first credited
4-01-1993)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --    15.587    14.925    12.107    15.951    19.734    23.393    18.983
Value at End of Year               --        --        --    15.370    15.587    14.925    12.107    15.951    19.734    23.393
Vision No. of Units                --        --        --   410,266   551,641   759,499 1,017,672 1,171,728 1,348,757   797,949
NY Vision No. of Units             --        --        --    49,250    61,761    70,296    81,884   111,949   120,286    62,552
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited
1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --    12.285    11.783     9.565    12.500        --        --        --
Value at End of Year               --        --        --    12.082    12.285    11.783     9.565        --        --        --
Vision No. of Units                --        --        --   238,553   236,187   213,984   132,272        --        --        --
NY Vision No. of Units             --        --        --     2,043     4,764     6,627     7,377        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year         15.403    15.464    13.772    12.500        --        --        --        --        --        --
Value at End of Year            9.139    15.403    15.464    13.772        --        --        --        --        --        --
Vision No. of Units           593,912   713,443     3,172     3,940        --        --        --        --        --        --
NY Vision No. of Units         15,083    16,894        --        --        --        --        --        --        --        --
LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year         24.929    24.329    21.366    18.844    15.764    12.500        --        --        --        --
Value at End of Year           15.688    24.929    24.329    21.366    18.844    15.764        --        --        --        --
Vision No. of Units            52,908    90,316   128,608   127,149    73,304    15,171        --        --        --        --
NY Vision No. of Units          5,653     6,962     8,542     4,356       718        --        --        --        --        --
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Contracts with no Optional Benefits
Value at Start of Year         19.592    18.351    16.157    14.846    13.005     9.800    12.566    14.800    15.855    14.064
Value at End of Year           11.178    19.592    18.351    16.157    14.846    13.005     9.800    12.566    14.800    15.855
Vision No. of Units           309,019   408,141   530,871   546,126   796,365   834,546   284,125   304,233   260,737   190,056
NY Vision No. of Units         15,357    15,357    18,864    16,949    21,632    20,110    20,490    23,384    23,564    11,343
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         19.850    19.754        --        --        --        --        --        --        --        --
Value at End of Year           11.289    19.850        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       61,553    23,380        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         19.876    18.641    16.451    15.139    13.262     9.993    12.500        --        --        --
Value at End of Year           11.309    19.876    18.641    16.451    15.139    13.262     9.993        --        --        --
Vision No. of Units            47,159    65,924    73,302   103,371   160,954    68,010    62,892        --        --        --
NY Vision No. of Units         22,233    22,194    23,145    24,542    28,234    15,525    15,674        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         19.628    19.556        --        --        --        --        --        --        --        --
Value at End of Year           11.140    19.628        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       10,593        --        --        --        --        --        --        --        --        --
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Contracts with no Optional Benefits
Value at Start of Year         22.439    21.428    19.323    18.379    16.464    13.501    15.242    16.274    16.136    14.591
Value at End of Year           15.163    22.439    21.428    19.323    18.379    16.464    13.501    15.242    16.274    16.136
Vision No. of Units         2,305,253 2,894,254 3,039,265 3,007,734 2,245,687 2,312,644 2,138,855 2,390,780 1,782,717 1,938,056
NY Vision No. of Units         74,254    85,317   101,319   118,448   127,182   118,939   115,952   138,316   124,591    40,993
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         18.688    18.654        --        --        --        --        --        --        --        --
Value at End of Year           12.595    18.688        --        --        --        --        --        --        --        --
Vision 2007 No. of Units    5,029,737 2,658,693        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    61,124    25,361        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         18.483    17.684    15.979    15.209    13.634    11.181    12.500        --        --        --
Value at End of Year           12.462    18.483    17.684    15.979    15.209    13.634    11.181        --        --        --
Vision No. of Units         2,858,463 3,456,548 3,977,867 3,988,435 3,896,603 1,398,810   324,034        --        --        --
NY Vision No. of Units         70,135   105,543   122,863   132,808   148,962   138,369   123,526        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         18.479    18.470        --        --        --        --        --        --        --        --
Value at End of Year           12.428    18.479        --        --        --        --        --        --        --        --
Vision 2007 No. of Units    2,175,362 1,095,605        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    81,415    46,433        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Contracts with no Optional Benefits
Value at Start of Year         21.625    20.865    19.561    19.328    18.097    16.492    16.483    16.235    15.325    14.951
Value at End of Year           17.959    21.625    20.865    19.561    19.328    18.097    16.492    16.483    16.235    15.325
Vision No. of Units           511,989   491,684   509,041   649,214   978,657   788,284   849,528   872,201   715,952   847,076
NY Vision No. of Units          6,019    53,289     7,241    13,790    44,999    88,671    88,577    94,167     4,840    36,541
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         16.209    16.073        --        --        --        --        --        --        --        --
Value at End of Year           13.437    16.209        --        --        --        --        --        --        --        --
Vision 2007 No. of Units    1,411,305   551,217        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units   111,867     7,072        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         16.322    15.779    14.835    14.669    13.744    12.526    12.500        --        --        --
Value at End of Year           13.437    16.322    15.779    14.835    14.669    13.744    12.526        --        --        --
Vision No. of Units         1,140,370 1,091,111 1,224,769 1,475,239 1,572,124   906,925   432,867        --        --        --
NY Vision No. of Units         19,328     6,606     6,606    10,162    10,162    10,886     8,852        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         16.027    15.914        --        --        --        --        --        --        --        --
Value at End of Year           13.260    16.027        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      381,523   148,631        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    31,141     9,185        --        --        --        --        --        --        --        --
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Contracts with no Optional Benefits
Value at Start of Year         21.480    20.311    18.192    17.019    15.100    11.850    14.316    16.002    16.767    14.624
Value at End of Year           13.394    21.480    20.311    18.192    17.019    15.100    11.850    14.316    16.002    16.767
Vision No. of Units         1,162,768 1,370,515 1,492,173 1,682,350 1,662,034 1,661,216 1,661,556 1,755,365 1,530,745 1,578,492
NY Vision No. of Units         62,710    64,243    52,975    62,458   113,529    93,799    93,684   106,017   112,391    80,481
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         19.161    19.084        --        --        --        --        --        --        --        --
Value at End of Year           11.930    19.161        --        --        --        --        --        --        --        --
Vision 2007 No. of Units    5,427,605 3,042,759        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units   289,890   205,379        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         18.977    17.989    16.143    15.124    13.417    10.538    12.500        --        --        --
Value at End of Year           11.821    18.977    17.989    16.143    15.124    13.417    10.538        --        --        --
Vision No. of Units         1,041,486 1,301,870 1,525,517 1,880,873 2,426,711   721,435   221,186        --        --        --
NY Vision No. of Units          7,106     7,797    15,380    12,849     6,730     3,680     6,080        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         18.946    18.895        --        --        --        --        --        --        --        --
Value at End of Year           11.772    18.946        --        --        --        --        --        --        --        --
Vision 2007 No. of Units    2,735,579 1,053,850        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units   181,468    87,622        --        --        --        --        --        --        --        --
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Contracts with no Optional Benefits
Value at Start of Year         22.009    21.252    19.567    19.098    17.486    15.088    15.984    16.432    16.022    15.097
Value at End of Year           16.402    22.009    21.252    19.567    19.098    17.486    15.088    15.984    16.432    16.022
Vision No. of Units         1,093,264 1,138,387 1,305,781 1,323,108   966,969   947,069   964,958 1,131,984 1,111,820 1,272,100
NY Vision No. of Units         10,672    30,588    40,633    40,520    60,993    50,413    50,067    57,465    14,462     7,292
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         17.202    17.191        --        --        --        --        --        --        --        --
Value at End of Year           12.792    17.202        --        --        --        --        --        --        --        --
Vision 2007 No. of Units    1,713,221   768,241        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    61,975    18,497        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
Value at Start of Year         17.190    16.631    15.345    15.000    13.734    11.850    12.500        --        --        --
Value at End of Year           12.789    17.190    16.631    15.345    15.000    13.734    11.850        --        --        --
Vision No. of Units         1,131,203 1,333,395 1,450,423 1,597,380 1,520,077   696,254   214,501        --        --        --
NY Vision No. of Units          9,426     9,624    19,016    56,039    58,618    57,871    66,815        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         17.010    17.021        --        --        --        --        --        --        --        --
Value at End of Year           12.623    17.010        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      676,737   257,953        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    30,333    15,286        --        --        --        --        --        --        --        --
MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --    16.991    15.135    12.500        --        --        --        --
Value at End of Year               --        --        --    17.698    16.991    15.135        --        --        --        --
Vision No. of Units                --        --        --    88,884    92,929    67,285        --        --        --        --
NY Vision No. of Units             --        --        --       814       897     1,699        --        --        --        --
MID CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         20.265    19.164    17.757    16.115    14.145    10.686    12.806    13.250    12.500        --
Value at End of Year           12.674    20.265    19.164    17.757    16.115    14.145    10.686    12.806    13.250        --
Vision No. of Units           128,990   140,521   164,047   134,915   155,072   161,869   189,866   294,269   196,940        --
NY Vision No. of Units          3,546     3,038     4,167     5,408     4,702     7,459     4,194     4,310     1,239        --
MID CAP INDEX TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         18.724    19.251        --        --        --        --        --        --        --        --
Value at End of Year           11.684    18.724        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        6,840     4,485        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         19.623    18.588    17.266    15.701    13.803    10.447    12.500        --        --        --
Value at End of Year           12.251    19.623    18.588    17.266    15.701    13.803    10.447        --        --        --
Vision No. of Units            38,169    45,406    57,009    54,005    70,577    67,822    36,288        --        --        --
NY Vision No. of Units          4,414     3,999    23,534    23,565    25,633    26,433     2,341        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         18.514    19.060        --        --        --        --        --        --        --        --
Value at End of Year           11.530    18.514        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        4,425       136        --        --        --        --        --        --        --        --
MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         11.489    12.500        --        --        --        --        --        --        --        --
Value at End of Year            6.531    11.489        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       20,540     3,345        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         11.492    12.500        --        --        --        --        --        --        --        --
Value at End of Year            6.537    11.492        --        --        --        --        --        --        --        --
Vision No. of Units             3,560       371        --        --        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year             --    12.500        --        --        --        --        --        --        --        --
Value at End of Year               --    11.473        --        --        --        --        --        --        --        --
Vision 2007 No. of Units           --        --        --        --        --        --        --        --        --        --
MID CAP STOCK TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year         19.686    16.197    14.502    12.867    10.990     7.850    10.306    11.773    12.463    12.500
Value at End of Year           10.888    19.686    16.197    14.502    12.867    10.990     7.850    10.306    11.773    12.463
Vision No. of Units           461,092   503,019   582,739   696,997   427,221   395,828   424,963   503,631   578,523   142,342
NY Vision No. of Units         36,857    48,181    63,951    75,954    42,316    43,971    43,403    49,666    49,940    24,424

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MID CAP STOCK TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         25.013    22.087        --        --        --        --        --        --        --        --
Value at End of Year           13.802    25.013        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       13,595    15,676        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         23.821    19.635    17.616    15.651    13.400     9.595    12.500        --        --        --
Value at End of Year           13.151    23.821    19.635    17.616    15.651    13.400     9.595        --        --        --
Vision No. of Units           117,564   130,148   169,151   195,743   208,908   151,270    79,684        --        --        --
NY Vision No. of Units          7,382     9,497    12,055     4,524     2,210     3,814     4,223        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         24.733    21.869        --        --        --        --        --        --        --        --
Value at End of Year           13.620    24.733        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        2,905     1,635        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     3,947        --        --        --        --        --        --        --        --        --
MID CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year         20.077    20.272    18.356    17.278    14.114    11.446    12.945    12.500        --        --
Value at End of Year           12.038    20.077    20.272    18.356    17.278    14.114    11.446    12.945        --        --
Vision No. of Units           213,745   262,884   319,673   409,690   475,204   466,848   494,726   205,014        --        --
NY Vision No. of Units          7,244     9,010    16,743    33,506    34,470    29,242    32,459    15,970        --        --
MID CAP VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year         18.767    20.072    18.214    17.182    14.063    11.425    12.500        --        --        --
Value at End of Year           11.223    18.767    20.072    18.214    17.182    14.063    11.425        --        --        --
Vision No. of Units           158,020   220,373   273,372   373,347   413,332   335,931   173,206        --        --        --
NY Vision No. of Units          6,829     8,134    11,732    12,101    12,539    18,429    20,734        --        --        --
MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         16.263    16.484    13.959        --        --        --        --        --        --        --
Value at End of Year           10.417    16.263    16.484    13.959        --        --        --        --        --        --
Vision No. of Units            27,104    50,251    41,998        --        --        --        --        --        --        --
NY Vision No. of Units             --       289       282        --        --        --        --        --        --        --
MONEY MARKET TRUST - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
Value at Start of Year         13.433    13.062    12.714    12.590    12.697    12.834    12.896    12.658    12.153    11.812
Value at End of Year           13.446    13.433    13.062    12.714    12.590    12.697    12.834    12.896    12.658    12.153
Vision No. of Units         1,497,725 1,164,520 1,024,212 1,348,979 1,434,944 2,477,371 5,335,796 8,644,409 6,958,760 9,395,358
NY Vision No. of Units         71,727    66,046    75,237    73,924    84,693   117,896   545,386   674,712   260,260   125,081
MONEY MARKET TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         12.859    12.649        --        --        --        --        --        --        --        --
Value at End of Year           12.838    12.859        --        --        --        --        --        --        --        --
Vision 2007 No. of Units    2,200,878   693,505        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    29,208    67,194        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         12.859    12.540    12.231    12.136    12.264    12.420    12.500        --        --        --
Value at End of Year           12.857    12.859    12.540    12.231    12.136    12.264    12.420        --        --        --
Vision No. of Units         1,039,982   689,415   553,669   670,725   824,056 1,255,532 2,898,318        --        --        --
NY Vision No. of Units         73,752    58,730     9,590    12,376    16,272    41,698   151,388        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         12.714    12.524        --        --        --        --        --        --        --        --
Value at End of Year           12.669    12.714        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      612,416    66,601        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units    11,976     7,802        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         51.707    41.756        --        --        --        --        --        --        --        --
Value at End of Year           24.544    51.707        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       17,150     9,680        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       162     2,053        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         51.827    37.521    31.257    21.702    17.786    12.500        --        --        --        --
Value at End of Year           24.614    51.827    37.521    31.257    21.702    17.786        --        --        --        --
Vision No. of Units            89,309   166,154   144,402   203,251   147,471   110,351        --        --        --        --
NY Vision No. of Units          4,787     6,398     6,283     8,384     2,862        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         51.227    21.725        --        --        --        --        --        --        --        --
Value at End of Year           24.268    51.227        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        2,932     1,411        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       359       199        --        --        --        --        --        --        --        --
OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year         21.292    20.902    18.492    17.348    15.380    12.500        --        --        --        --
Value at End of Year           11.886    21.292    20.902    18.492    17.348    15.380        --        --        --        --
Vision No. of Units             2,189     2,206     2,575     4,723     4,994        --        --        --        --        --
NY Vision No. of Units             --       461        --        --        --        --        --        --        --        --
OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year         17.198    18.482    15.521    14.501    12.500        --        --        --        --        --
Value at End of Year            9.919    17.198    18.482    15.521    14.501        --        --        --        --        --
Vision No. of Units             5,088     7,148     7,590     1,640       633        --        --        --        --        --
NY Vision No. of Units          1,520     1,520     1,010     1,010        --        --        --        --        --        --
OVERSEAS EQUITY TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         19.658    17.812    15.135    12.500        --        --        --        --        --        --
Value at End of Year           11.177    19.658    17.812    15.135        --        --        --        --        --        --
Vision No. of Units             2,658     4,978     8,223     4,463        --        --        --        --        --        --
NY Vision No. of Units            700       846     1,119       186        --        --        --        --        --        --
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 1-01-1995)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --        --    11.418     8.071    10.444    13.459    16.834    12.169
Value at End of Year               --        --        --        --    12.555    11.418     8.071    10.444    13.459    16.834
Vision No. of Units                --        --        --        --   700,386   873,347 1,181,755 1,595,282 1,966,967 1,593,099
NY Vision No. of Units             --        --        --        --    38,366    41,148    48,767    67,021    74,782    26,271
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES II
SHARES (units first credited 1-28-2002) Contracts with no Optional Benefits
Value at Start of Year             --        --        --        --    14.151    10.010    12.500        --        --        --
Value at End of Year               --        --        --        --    15.528    14.151    10.010        --        --        --
Vision No. of Units                --        --        --        --    98,213    50,276    32,927        --        --        --
NY Vision No. of Units             --        --        --        --     3,700     2,501     1,240        --        --        --
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
Value at Start of Year         14.516    13.523    12.379    10.008     8.703     6.288     7.309     9.126    12.267     7.657
Value at End of Year            8.565    14.516    13.523    12.379    10.008     8.703     6.288     7.309     9.126    12.267
Vision No. of Units           112,114   127,058   150,011   215,202   180,270   256,807   249,577   324,465   396,096   382,167
NY Vision No. of Units          5,294     5,883     7,728     6,441     6,466     5,592     5,239    10,087    12,724    11,339
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         22.619    21.725        --        --        --        --        --        --        --        --
Value at End of Year           13.323    22.619        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        1,174       977        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       276       293        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
Value at Start of Year         24.456    22.845    20.938    16.971    14.772    10.687    12.500        --        --        --
Value at End of Year           14.412    24.456    22.845    20.938    16.971    14.772    10.687        --        --        --
Vision No. of Units            27,620    40,266    61,597   145,170    62,438   136,272    19,570        --        --        --
NY Vision No. of Units             --        --        --        --        --        --       919        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         22.366    21.510        --        --        --        --        --        --        --        --
Value at End of Year           13.147    22.366        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        1,820     4,490        --        --        --        --        --        --        --        --
PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
Value at Start of Year         15.738    14.815    14.432    13.849    12.500        --        --        --        --        --
Value at End of Year           12.976    15.738    14.815    14.432    13.849        --        --        --        --        --
Vision No. of Units           103,923    84,657   121,451   166,206   133,379        --        --        --        --        --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year             --    13.916    13.591    12.160    10.458     7.675    10.087    12.500        --        --
Value at End of Year               --    13.403    13.916    13.591    12.160    10.458     7.675    10.087        --        --
Vision No. of Units                --    17,669    21,640    31,743    28,092    29,363    31,429    23,870        --        --
NY Vision No. of Units             --     1,349     1,349     1,724       670       554       993        --        --        --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year             --    17.428    17.071    15.305    13.199     9.701    12.500        --        --        --
Value at End of Year               --    16.766    17.428    17.071    15.305    13.199     9.701        --        --        --
Vision No. of Units                --     3,059     4,064     8,867     8,412     5,550     2,382        --        --        --
NY Vision No. of Units             --       573       573     3,565     3,565     3,565     3,565        --        --        --
REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
Value at Start of Year         30.961    37.303    27.458    24.956    19.216    14.039    13.914    13.714    11.091    12.256
Value at End of Year           18.447    30.961    37.303    27.458    24.956    19.216    14.039    13.914    13.714    11.091
Vision No. of Units           157,629   197,798   283,019   322,839   413,969   400,211   427,824   412,548   535,030   360,400
NY Vision No. of Units          7,764     9,058     9,788    12,134    11,992    13,691    14,770    11,794    11,808     3,790
REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         25.766    31.654        --        --        --        --        --        --        --        --
Value at End of Year           15.304    25.766        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       10,139     3,046        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       224        --        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         25.766    33.503    24.712    22.500    17.360    12.703    12.500        --        --        --
Value at End of Year           16.495    25.766    33.503    24.712    22.500    17.360    12.703        --        --        --
Vision No. of Units            62,339    86,899   121,103   132,641   180,758   136,270    85,296        --        --        --
NY Vision No. of Units          2,727     2,813     2,866     3,055     3,941     7,255     5,111        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         25.477    31.341        --        --        --        --        --        --        --        --
Value at End of Year           15.102    25.477        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        2,935     2,303        --        --        --        --        --        --        --        --
REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year         14.825    13.599    13.798    13.859    12.959    12.500        --        --        --        --
Value at End of Year           12.893    14.825    13.599    13.798    13.859    12.959        --        --        --        --
Vision No. of Units           346,114   414,976   529,778   669,415   612,969   542,668        --        --        --        --
NY Vision No. of Units         16,194     8,261    11,702    17,506     9,481     2,009        --        --        --        --
SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
Value at Start of Year         14.795    12.581    12.121    12.070    12.165     8.223    14.114    24.427    37.661    19.192
Value at End of Year            8.084    14.795    12.581    12.121    12.070    12.165     8.223    14.114    24.427    37.661
Vision No. of Units           390,387   436,962   523,646   725,528   968,741 1,228,091 1,346,234 2,600,607 2,552,025 1,876,212
NY Vision No. of Units         34,128    39,983    50,775    67,656    79,386    95,288    95,974   134,829   154,704    74,837

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         16.564    14.638        --        --        --        --        --        --        --        --
Value at End of Year            9.031    16.564        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        3,824       416        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       641       268        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         13.168    11.225    10.829    10.812    10.906     7.369    12.500        --        --        --
Value at End of Year            7.184    13.168    11.225    10.829    10.812    10.906     7.369        --        --        --
Vision No. of Units            52,656    65,770    60,175    69,235    91,131    70,316    24,609        --        --        --
NY Vision No. of Units            423     1,317     4,287     4,376     4,517    10,328     5,432        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         16.378    14.493        --        --        --        --        --        --        --        --
Value at End of Year            8.912    16.378        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        3,527     2,268        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       292       292        --        --        --        --        --        --        --        --
SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         19.665    18.405        --        --        --        --        --        --        --        --
Value at End of Year           11.638    19.665        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       22,735    10,546        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         19.691    17.597    15.801    12.500        --        --        --        --        --        --
Value at End of Year           11.660    19.691    17.597    15.801        --        --        --        --        --        --
Vision No. of Units            99,395    85,282    52,526    22,646        --        --        --        --        --        --
NY Vision No. of Units          2,907     1,385     1,274     1,107        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         19.560    18.332        --        --        --        --        --        --        --        --
Value at End of Year           11.553    19.560        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        1,282       150        --        --        --        --        --        --        --        --
SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         16.807    17.467    15.098    14.773    12.801     8.927    11.557    11.577    12.500        --
Value at End of Year           10.958    16.807    17.467    15.098    14.773    12.801     8.927    11.557    11.577        --
Vision No. of Units            28,756    46,040    71,913    86,101    97,327   146,643   115,474   200,286    22,709        --
NY Vision No. of Units          1,831     1,840     3,706     3,715     7,830     6,228    10,567     3,898       363        --
SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year         18.274    19.027    16.483    16.158    14.025     9.811    12.500        --        --        --
Value at End of Year           11.893    18.274    19.027    16.483    16.158    14.025     9.811        --        --        --
Vision No. of Units            30,780    42,185    57,870    58,758   101,662    77,612    43,466        --        --        --
NY Vision No. of Units          6,327     6,327    25,430    26,111    29,092    29,216     3,468        --        --        --
SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year         22.322    24.578    22.621        --        --        --        --        --        --        --
Value at End of Year           12.705    22.322    24.578    22.621        --        --        --        --        --        --
Vision No. of Units            99,646   114,247   140,070        --        --        --        --        --        --        --
NY Vision No. of Units          5,756    10,529    14,065        --        --        --        --        --        --        --
SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         22.153    24.976        --        --        --        --        --        --        --        --
Value at End of Year           12.576    22.153        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        4,400       121        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         22.205    24.487    22.591    21.342    17.292    12.500        --        --        --        --
Value at End of Year           12.612    22.205    24.487    22.591    21.342    17.292        --        --        --        --
Vision No. of Units            45,098    48,711    55,347    75,378    17,925   386,109        --        --        --        --
NY Vision No. of Units            683       754       769     1,657        43        43        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         21.948    24.778        --        --        --        --        --        --        --        --
Value at End of Year           12.434    21.948        --        --        --        --        --        --        --        --
Vision 2007 No. of Units          274        --        --        --        --        --        --        --        --        --
SMALL CAP TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year             --    14.945    14.145        --        --        --        --        --        --        --
Value at End of Year               --    14.741    14.945    14.145        --        --        --        --        --        --
Vision No. of Units                --       814     3,074        --        --        --        --        --        --        --
SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         15.857    17.797        --        --        --        --        --        --        --        --
Value at End of Year           11.495    15.857        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       13,786    11,767        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         15.878    16.667    14.234    12.500        --        --        --        --        --        --
Value at End of Year           11.516    15.878    16.667    14.234        --        --        --        --        --        --
Vision No. of Units           111,047   123,900   142,919    70,587        --        --        --        --        --        --
NY Vision No. of Units          6,884     3,918     1,219       807        --        --        --        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         15.773    17.726        --        --        --        --        --        --        --        --
Value at End of Year           11.411    15.773        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        1,245       455        --        --        --        --        --        --        --        --
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --        --    12.134     8.830    12.058    12.550    15.896    12.500
Value at End of Year               --        --        --        --    12.793    12.134     8.830    12.058    12.550    15.896
Vision No. of Units                --        --        --        --   352,041   390,632   546,737   582,591   760,889   130,739
NY Vision No. of Units             --        --        --        --    25,532    27,428    27,037    34,159    19,926     7,240
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --        --    12.901     9.393    12.500        --        --        --
Value at End of Year               --        --        --        --    13.582    12.901     9.393        --        --        --
Vision No. of Units                --        --        --        --   143,207   101,421    94,465        --        --        --
NY Vision No. of Units             --        --        --        --     2,757     4,236    19,978        --        --        --
SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year         14.922    16.264    15.686    15.045    12.500        --        --        --        --        --
Value at End of Year            8.321    14.922    16.264    15.686    15.045        --        --        --        --        --
Vision No. of Units             4,978     6,319    10,967    43,099    65,843        --        --        --        --        --
NY Vision No. of Units             --        --        --     2,465        --        --        --        --        --        --
SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 10-01-1997)
Contracts with no Optional Benefits
Value at Start of Year         22.495    23.148    20.388    19.365    15.726    11.960    12.926    12.336    11.838    11.144
Value at End of Year           16.140    22.495    23.148    20.388    19.365    15.726    11.960    12.926    12.336    11.838
Vision No. of Units           265,837   342,077   458,561   515,946   649,789   678,625   824,413   687,403   611,635   658,008
NY Vision No. of Units         12,698    14,987    20,025    33,106    31,471    30,890    38,294    37,612    29,335    12,959
SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         18.982    20.624        --        --        --        --        --        --        --        --
Value at End of Year           13.582    18.982        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       16,769    13,573        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       569       442        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         18.982    22.113    19.512    18.576    15.116    11.506    12.500        --        --        --
Value at End of Year           13.582    18.982    22.113    19.512    18.576    15.116    11.506        --        --        --
Vision No. of Units           102,589   130,918   166,052   200,765   270,708   213,791   140,503        --        --        --
NY Vision No. of Units          6,941     7,301     7,999     4,935     6,101     5,731     7,260        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         18.769    20.420        --        --        --        --        --        --        --        --
Value at End of Year           13.403    18.769        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        1,717       516        --        --        --        --        --        --        --        --
SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE TRUST EFF 11-09-2007) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year             --        --    19.101    18.440    15.630    12.500        --        --        --        --
Value at End of Year               --        --    20.779    19.101    18.440    15.630        --        --        --        --
Vision No. of Units                --        --    10,056    12,406    11,213     3,281        --        --        --        --
NY Vision No. of Units             --        --       267       304     3,130        --        --        --        --        --
STRATEGIC BOND TRUST - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
Value at Start of Year         20.662    21.040    19.980    19.778    18.851    16.943    15.808    15.128    14.322    14.244
Value at End of Year           17.056    20.662    21.040    19.980    19.778    18.851    16.943    15.808    15.128    14.322
Vision No. of Units           353,337   481,048   546,559   624,802   678,695   905,492 1,021,713 1,142,732 1,385,287 2,000,055
NY Vision No. of Units         10,586    11,901    11,877    18,177    17,846    20,535    21,914    30,635    32,503    13,538
STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         15.693    16.185        --        --        --        --        --        --        --        --
Value at End of Year           12.914    15.693        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       53,998    49,086        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     3,429        --        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         15.965    16.274    15.482    15.364    14.681    13.217    12.500        --        --        --
Value at End of Year           13.145    15.965    16.274    15.482    15.364    14.681    13.217        --        --        --
Vision No. of Units            63,869    97,125   133,939   155,905   172,556   119,914    45,095        --        --        --
NY Vision No. of Units          1,690     2,227     3,711     1,534     2,741     7,311     8,874        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         15.517    16.025        --        --        --        --        --        --        --        --
Value at End of Year           12.743    15.517        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        3,774     1,013        --        --        --        --        --        --        --        --
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --        --     9.626     7.714    10.898    12.500        --        --
Value at End of Year               --        --        --        --    10.089     9.626     7.714    10.898        --        --
Vision No. of Units                --        --        --        --    75,610    90,545   136,923   105,087        --        --
NY Vision No. of Units             --        --        --        --    11,944    14,290    13,854    12,496        --        --
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --        --    11.546     9.271    12.500        --        --        --
Value at End of Year               --        --        --        --    12.069    11.546     9.271        --        --        --
Vision No. of Units                --        --        --        --    72,903    88,597    63,168        --        --        --
NY Vision No. of Units             --        --        --        --     3,936     5,103     4,825        --        --        --
STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year         14.323    13.798    13.505    13.461    12.500        --        --        --        --        --
Value at End of Year           12.853    14.323    13.798    13.505    13.461        --        --        --        --        --
Vision No. of Units            22,756    32,340    29,067    28,490    18,868        --        --        --        --        --
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional
Benefits
Value at Start of Year             --        --    19.699    18.251    16.521    13.347    22.160    26.587    28.868    22.973
Value at End of Year               --        --    21.734    19.699    18.251    16.521    13.347    22.160    26.587    28.868
Vision No. of Units                --        --   590,077   723,177   994,683 1,251,548 1,622,810 2,177,749 2,668,765 3,040,954
NY Vision No. of Units             --        --    15,145    20,496    30,188    33,632    36,617    56,480    56,953    29,850

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year             --        --    11.711    10.868     9.831     7.957    12.500        --        --        --
Value at End of Year               --        --    12.893    11.711    10.868     9.831     7.957        --        --        --
Vision No. of Units                --        --    22,044    27,471    49,131    31,815    20,925        --        --        --
NY Vision No. of Units             --        --     1,476     5,326     5,580     5,626     4,354        --        --        --
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES I
SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --    11.139     9.599     7.578    10.582    12.500        --        --
Value at End of Year               --        --        --    10.925    11.139     9.599     7.578    10.582        --        --
Vision No. of Units                --        --        --    61,712   100,919    93,899   121,230   135,011        --        --
NY Vision No. of Units             --        --        --     3,591     4,728     4,728     4,482     5,982        --        --
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES II
SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year             --        --        --    13.676    11.804     9.326    12.500        --        --        --
Value at End of Year               --        --        --    13.382    13.676    11.804     9.326        --        --        --
Vision No. of Units                --        --        --    55,784    60,859    39,615    17,378        --        --        --
NY Vision No. of Units             --        --        --     5,304     5,983     6,227     3,444        --        --        --
TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year         17.901    16.776    16.462    16.331    15.819    15.314    14.216    13.348    12.235    12.500
Value at End of Year           18.094    17.901    16.776    16.462    16.331    15.819    15.314    14.216    13.348    12.235
Vision No. of Units           781,401   760,354   845,052   972,495 1,165,555 1,795,491 2,544,928 1,834,033   833,759   395,881
NY Vision No. of Units        111,330   121,703   136,348   177,878   199,361   240,864   263,166   230,671   139,843    67,695
TOTAL RETURN TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         15.378    14.586        --        --        --        --        --        --        --        --
Value at End of Year           15.512    15.378        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      150,983    49,600        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         15.378    14.511    14.264    14.182    13.770    13.349    12.500        --        --        --
Value at End of Year           15.512    15.378    14.511    14.264    14.182    13.770    13.349        --        --        --
Vision No. of Units           505,682   582,546   658,441   824,605   969,110 1,359,474 1,105,916        --        --        --
NY Vision No. of Units         19,388    32,816    41,149    50,257    49,665    61,467    57,040        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         15.206    14.441        --        --        --        --        --        --        --        --
Value at End of Year           15.307    15.206        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       18,291     7,217        --        --        --        --        --        --        --        --
TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Contracts with no Optional Benefits
Value at Start of Year         12.917    12.487    11.010    10.590     9.635     7.504     9.692    11.124    12.500        --
Value at End of Year            7.979    12.917    12.487    11.010    10.590     9.635     7.504     9.692    11.124        --
Vision No. of Units            39,535    61,908    85,751    79,622   108,384   120,058   158,434   210,895    81,926        --
NY Vision No. of Units            393       393       393     1,866     1,863     5,603     5,609       393        --        --
TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year         16.723    16.195    14.305    13.795    12.568     9.805    12.500        --        --        --
Value at End of Year           10.315    16.723    16.195    14.305    13.795    12.568     9.805        --        --        --
Vision No. of Units            22,060    29,984    60,002    72,137   135,070   108,336    26,113        --        --        --
NY Vision No. of Units            866     1,048     1,196     1,961     1,945     1,927     1,634        --        --        --
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
Value at Start of Year             --    25.480    23.726    23.640    22.510    18.078    24.289    27.836    30.468    26.057
Value at End of Year               --    25.379    25.480    23.726    23.640    22.510    18.078    24.289    27.836    30.468
Vision No. of Units                -- 1,394,051 1,716,724 2,255,000 2,849,732 3,488,121 4,246,629 5,719,407 6,802,418 7,543,159
NY Vision No. of Units             --    74,087   102,210   137,626   165,732   190,668   200,566   234,749   247,285   155,039

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year             --    13.331    12.434    12.412    11.844     9.525    12.500        --        --        --
Value at End of Year               --    13.242    13.331    12.434    12.412    11.844     9.525        --        --        --
Vision No. of Units                --   154,469   207,483   254,272   308,371   306,516   198,134        --        --        --
NY Vision No. of Units             --    10,391    10,980    11,788    12,556    13,305    14,273        --        --        --
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES I SHARES (units first credited
4-29-2005)
Contracts with no Optional Benefits
Value at Start of Year             --    12.970    12.951        --        --        --        --        --        --        --
Value at End of Year               --    13.219    12.970    12.951        --        --        --        --        --        --
Vision No. of Units                --    32,480    45,699        --        --        --        --        --        --        --
NY Vision No. of Units             --     3,669     8,312        --        --        --        --        --        --        --
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES II SHARES (units first credited
5-03-2004)
Contracts with no Optional Benefits
Value at Start of Year             --    12.943    12.964    13.067    12.500        --        --        --        --        --
Value at End of Year               --    13.175    12.943    12.964    13.067        --        --        --        --        --
Vision No. of Units                --    24,049    26,625    50,349     5,656        --        --        --        --        --
NY Vision No. of Units             --     1,276     2,317     2,366        --        --        --        --        --        --
U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 4-01-1993)
Contracts with no Optional Benefits
Value at Start of Year         16.401    16.166    15.744    15.756    15.570    15.559    14.647    13.914    12.758    13.000
Value at End of Year           15.905    16.401    16.166    15.744    15.756    15.570    15.559    14.647    13.914    12.758
Vision No. of Units           539,744   525,434   590,154   763,363   962,657 1,408,466 1,953,279 1,632,885 1,456,212 1,711,835
NY Vision No. of Units         18,798    20,939    31,156    39,286    70,801    90,200   132,996    98,142    51,956    25,711
U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         13.661    13.645        --        --        --        --        --        --        --        --
Value at End of Year           13.210    13.661        --        --        --        --        --        --        --        --
Vision 2007 No. of Units      176,397    55,693        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     1,613        --        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         13.826    13.658    13.326    13.353    13.219    13.228    12.500        --        --        --
Value at End of Year           13.376    13.826    13.658    13.326    13.353    13.219    13.228        --        --        --
Vision No. of Units           329,105   374,395   399,555   579,790   772,405   817,372   918,341        --        --        --
NY Vision No. of Units          7,773    13,713    15,314    16,879    19,027    26,399    17,113        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         13.508    13.510        --        --        --        --        --        --        --        --
Value at End of Year           13.036    13.508        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       27,935    22,804        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units     4,991        --        --        --        --        --        --        --        --        --
U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
Value at Start of Year         13.984    13.846    12.859    12.500        --        --        --        --        --        --
Value at End of Year           10.859    13.984    13.846    12.859        --        --        --        --        --        --
Vision No. of Units             6,373     6,133     5,065       822        --        --        --        --        --        --
NY Vision No. of Units             --        --       154       187        --        --        --        --        --        --
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES I SHARES (units first credited 5-01-1999)
Contracts with no Optional Benefits
Value at Start of Year         14.592    14.886    13.676    13.139    12.211     9.057    12.308    12.841    12.700    12.500
Value at End of Year            8.771    14.592    14.886    13.676    13.139    12.211     9.057    12.308    12.841    12.700
Vision No. of Units           497,451   618,638   787,362   981,507 1,336,775 1,097,511 1,398,872 1,753,802 1,249,139   806,506
NY Vision No. of Units         43,495    48,707    58,717    71,437    80,467    78,313    82,173   102,006    81,872    42,362
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         15.745    16.742        --        --        --        --        --        --        --        --
Value at End of Year            9.442    15.745        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        4,190     4,769        --        --        --        --        --        --        --        --

Vision/NYVision Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with no Optional Benefits
Value at Start of Year         15.014    15.345    14.136    13.592    12.664     9.419    12.500        --        --        --
Value at End of Year            9.008    15.014    15.345    14.136    13.592    12.664     9.419        --        --        --
Vision No. of Units           131,848   160,834   191,020   230,810   275,089   259,758   182,353        --        --        --
NY Vision No. of Units          8,183     9,392     9,682    12,263    13,512    16,553    16,204        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         15.568    16.576        --        --        --        --        --        --        --        --
Value at End of Year            9.317    15.568        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        3,452     2,663        --        --        --        --        --        --        --        --
UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Contracts with no Optional Benefits
Value at Start of Year         21.730    17.341    13.457    11.710     9.199     6.952     9.244    12.500        --        --
Value at End of Year           13.113    21.730    17.341    13.457    11.710     9.199     6.952     9.244        --        --
Vision No. of Units            64,016    83,082    92,601   121,641   128,239    57,845    58,840    65,131        --        --
NY Vision No. of Units          5,049     5,623     7,166     4,052     3,011     3,492     3,042     1,453        --        --
UTILITIES TRUST - SERIES II SHARES (units first credited 1-28-2002)
Contracts with no Optional Benefits
Value at Start of Year         30.990    24.790    19.271    16.808    13.223    10.013    12.500        --        --        --
Value at End of Year           18.674    30.990    24.790    19.271    16.808    13.223    10.013        --        --        --
Vision No. of Units            30,361    53,700    59,353    96,683    85,644    61,469    25,527        --        --        --
NY Vision No. of Units          1,136       569       399       399        --        --       100        --        --        --
VALUE TRUST - SERIES I SHARES (units first credited 1-01-1997)
Contracts with no Optional Benefits
Value at Start of Year         28.509    26.785    22.495    20.317    17.934    13.139    17.304    17.012    13.883    14.519
Value at End of Year           16.580    28.509    26.785    22.495    20.317    17.934    13.139    17.304    17.012    13.883
Vision No. of Units           219,717   284,170   349,612   430,203   593,567   646,951   945,814 1,083,822 1,138,390 1,253,382
NY Vision No. of Units          8,828     9,896    11,959    19,942    29,145    30,755    33,501    43,115    35,756    29,002
VALUE TRUST - SERIES II SHARES (units first credited 1-28-2002)
Vision 2007 Contracts with no Optional Benefits
Value at Start of Year         20.386    20.538        --        --        --        --        --        --        --        --
Value at End of Year           11.833    20.386        --        --        --        --        --        --        --        --
Vision 2007 No. of Units       11,460     7,635        --        --        --        --        --        --        --        --
NY Vision 2007 No. of Units       291       515        --        --        --        --        --        --        --        --
Contracts with no Optional Benefits
Value at Start of Year         20.700    19.486    16.399    14.838    13.114     9.619    12.500        --        --        --
Value at End of Year           12.021    20.700    19.486    16.399    14.838    13.114     9.619        --        --        --
Vision No. of Units            47,483    62,753    69,477   104,732   146,675   105,467    66,265        --        --        --
NY Vision No. of Units            937       937     1,202     4,824     4,824     5,811     5,811        --        --        --
Vision 2007 Contracts with Annual Step Death Benefit
Value at Start of Year         20.158    20.335        --        --        --        --        --        --        --        --
Value at End of Year           11.676    20.158        --        --        --        --        --        --        --        --
Vision 2007 No. of Units        2,709     2,709        --        --        --        --        --        --        --        --

                                             Statement of Additional Information
                                                               dated May 1, 2009

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information
         John Hancock Life Insurance Company (U.S.A.) Separate Account H

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York as follows:

                     PROSPECTUSES ISSUED BY JOHN HANCOCK USA
           (to be read with this Statement of Additional Information)
                John Hancock AnnuityNote A Share Variable Annuity
                  John Hancock AnnuityNote NAV Variable Annuity
                            Venture Variable Annuity
                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                         Venture Vision Variable Annuity
                        Venture Strategy Variable Annuity
                           Wealthmark Variable Annuity
                         Wealthmark ML3 Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Annuities Service Center
164 Corporate Drive
Portsmouth, NH 03801-6815
(617) 663-3000 or (800) 344-1029

Mailing Address
Post Office Box 9505
Portsmouth, NH 03802-9505
www.jhannuities.com

JHUSA SEP ACCT H SAI 05/09

                                Table of Contents

GENERAL INFORMATION AND HISTORY...........................................     1
ACCUMULATION UNIT VALUE TABLES............................................     1
SERVICES..................................................................     1
      Independent Registered Public Accounting Firm.......................     1
      Servicing Agent.....................................................     1
      Principal Underwriter...............................................     1
      Special Compensation and Reimbursement Arrangements.................     2
STATE VARIATIONS REGARDING RECOGNITION OF SAME-SEX COUPLES................     5
QUALIFIED PLAN TYPES......................................................     6
LEGAL AND REGULATORY MATTERS..............................................    10
APPENDIX A:  AUDITED FINANCIAL STATEMENTS.................................   A-1

                         General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations including those under the contracts. The merger had no other effect on the terms and conditions of the contracts or on your allocations among investment options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2008 and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

     - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

     -    semimonthly commission statements;

     -    monthly summaries of agent production and daily transaction reports;

     -    semiannual statements for contract owners; and

     -    annual contract owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2008, 2007, and 2006 were $597,650,909, $657,183,413, and $516,555,523, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2008) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

NAME OF FIRM

                                   DISTRIBUTOR

                            1st Global Capital Corp.
            A. G. Edwards & Sons, Inc. (acquired by Wachovia in 2008)
                       AIG - AIG Financial Advisors, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - American General Securities
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                     American Portfolios Financial Services
                        AmTrust Investment Services, Inc.
                             Arvest Investment, Inc.
                    Banc of America Investment Services, Inc
                       BancWest Investment Services, Inc.
                                   BOSC, Inc.
                          Cambridge Investment Research

                                   DISTRIBUTOR

                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                           CCO Investment Services Co.
                               Comerica Securities
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                            Essex National Securities
                             First Allied Securities
                          Fifth Third Securities, Inc.
                               Founders Financial
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments Inc.
                        Independent Financial Group, LLC
                    ING - Financial Network Investment Corp.
                             ING Financial Partners
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                                 InterSecurities
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, LLC
                              James T Borello & Co.
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investments Services, LLC
                        Lasalle Financial Services, Inc.
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                     LPL - Associated Securities Corporation
                               LPL Financial Corp.
                           LPL - Mutual Services Corp.
                              LPL - Uvest Financial
                     LPL - Waterstone Financial Group, Inc.
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial.
                                 NFP Securities
                    NPH - Investment Center of America, Inc.
                       NPH - Invest Financial Corporation
                          NPH - National Planning Corp.
                           NPH - SII Investments, Inc.
                    PAC - United Planners Financial Services
                          Pacific West Securities, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                              PNC Investments, LLC
                          Prime Capital Services, Inc.
                                ProEquities, Inc.

                                   DISTRIBUTOR

                               Prospera Financial
                           Questar Capital Corporation
                            Raymond James Associates
                        Raymond James Financial Services
                             RBC Dain Rauscher, Inc.
                           Robert W. Baird & Co., Inc.
                               Sammons Securities
                            Securities America, Inc.
                           Sigma Financial Corporation
                         Stifel, Nicolaus & Company, Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, LLC
                         Walnut Street Securities, Inc.


                    Wells Fargo Financial Advisors, LLC (ISG)



                    Wells Fargo Financial Advisors, LLC (PCG)



                       Wells Fargo Financial Network, LLC


                          Wells Fargo Investments, LLC
                        Woodbury Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

           State Variations Regarding Recognition of Same-Sex Couples

The Federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

        STATE                  TYPE OF JURISDICTION                             RELATED RULE
        -----          -----------------------------------   --------------------------------------------------
     California               Domestic Partnership
     Connecticut                  Civil Union,
                                Same-Sex Marriage
District of Columbia          Domestic Partnership
       Hawaii          Reciprocal Beneficiary Relationship
        Iowa                    Same-Sex Marriage
        Maine                 Domestic Partnerships
      Maryland                Domestic Partnership
    Massachusetts               Same-Sex Marriage
    New Hampshire                  Civil Union
     New Jersey                   Civil Union,               Also recognizes spouses of same-sex marriages who
                              Domestic Partnership           were married in another jurisdiction
      New York                         --                    Recognizes spouses of civil unions and same-sex
                                                             marriages who were married in another jurisdiction
       Oregon                 Domestic Partnership
    Rhode Island                       --                    Recognizes spouses of civil unions and same-sex
                                                             marriages who were married in another jurisdiction
       Vermont                  Same-Sex Marriage
     Washington               Domestic Partnership

                              Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in
Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Qualified Plans

AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a
Section 403(b) Qualified Plan. Such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under Section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: 1) that were issued prior to January 1, 2009; 2) that are not subject to Title 1 of ERISA, and 3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.

COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under Section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Restrictions Under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in all Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code
Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements


                                       A-1